UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund and PGIM Quant Solutions US Broad Market Index Fund.)

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2022

Date of reporting period:	7/31/2022

Item 1 – Reports to Stockholders

PGIM Jennison Small-Cap Core Equity Fund

PGIM Core Conservative Bond Fund

PGIM TIPS Fund

PGIM Quant Solutions Commodity Strategies Fund

PGIM Quant Solutions Mid-Cap Core Fund

PGIM Quant Solutions US Broad Market Index Fund

ANNUAL REPORT

JULY 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. Jennison Associates LLC is a registered investment adviser. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Day One Underlying Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2022.
The attention of the global economy and markets turned during the period from the impact of the COVID-19 pandemic to the challenge of rapidly rising inflation. Prices for a wide range of goods and services rose in response to economic reopenings, supply-chain disruptions, pandemic-related governmental stimulus and Russia’s invasion of Ukraine. As inflation surged at its fastest rate in more than 40 years, central banks, led by the US Federal Reserve, sought to restrain the trend by aggressively hiking interest rates, prompting concerns of a potential recession.

After rising to record levels during the closing months of 2021, US stocks retreated in 2022 in the face of rising prices, slowing economic growth and uncertainties related to the war in Ukraine. Growth-oriented stocks suffered the sharpest losses as investors turned for protection to traditionally defensive, value-oriented stocks. Large-cap equities ended the period in negative territory but outperformed their small-cap counterparts by a significant margin. International developed markets trailed the US market, while emerging markets lagged further behind.

Rising rates and economic uncertainty drove fixed-income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns for the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Day One Underlying Funds

September 15, 2022

PGIM Day One Underlying Funds    3

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-19.13	9.51	10.61 (11/15/2016)

Russell 2000 Index	-14.29	7.12	7.84

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of

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the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Russell 2000 Index—The Russell 2000® Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how the stock prices of smaller companies have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Day One Underlying Funds    5

PGIM Jennison Small-Cap Core Equity Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/2022

Ten Largest Holdings	Line of Business	% of Net Assets

Performance Food Group Co.	Food & Staples Retailing	2.2%

PDC Energy, Inc.	Oil, Gas & Consumable Fuels	2.1%

Trinity Industries, Inc.	Machinery	1.9%

elf Beauty, Inc.	Personal Products	1.8%

Axis Capital Holdings Ltd.	Insurance	1.8%

Acadia Healthcare Co., Inc.	Health Care Providers & Services	1.8%

National Storage Affiliates Trust	Equity Real Estate Investment Trusts (REITs)	1.7%

Tower Semiconductor Ltd. (Israel)	Semiconductors & Semiconductor Equipment	1.7%

NextEra Energy Partners LP	Independent Power & Renewable Electricity Producers	1.7%

Independence Realty Trust, Inc.	Equity Real Estate Investment Trusts (REITs)	1.6%

Holdings reflect only long-term investments and are subject to change.

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PGIM Core Conservative Bond Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-9.79	0.77	0.98 (11/15/2016)

Bloomberg US Aggregate Bond Index	-9.12	1.28	1.63

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Aggregate Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30,

PGIM Day One Underlying Funds    7

PGIM Core Conservative Bond Fund

Your Fund’s Performance (continued)

2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	72.3

AA	5.2

A	8.4

BBB	13.2

Cash/Cash Equivalents	0.9

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

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PGIM TIPS Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-3.91	3.62	3.23 (11/15/2016)

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index

	-3.58	4.00	3.74

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on

PGIM Day One Underlying Funds    9

PGIM TIPS Fund

Your Fund’s Performance (continued)

November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Bloomberg US Treasury Inflation-Protected (TIPS) Index—The Bloomberg US Treasury Inflation-Protected (TIPS) Index is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Credit Quality expressed as a percentage of total investments as of 7/31/22 (%)

AAA	99.9

Cash/Cash Equivalents	0.1

Total	100

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

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PGIM Quant Solutions Commodity Strategies Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class Z	N/A	N/A	32.62*(12/14/2021)

Class R6	30.61	10.29	9.24 (11/15/2016)

Bloomberg Commodity Index	27.23	8.82	7.48

Average Annual Total Returns as of 7/31/22 Since Inception (%)

	Class Z 12/14/2021	Class R6 11/15/2016

Bloomberg Commodity Index	27.84*	7.48

*Not annualized

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM Day One Underlying Funds    11

PGIM Quant Solutions Commodity Strategies Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the Bloomberg Commodity Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 15, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class Z	Class R6
Maximum initial sales charge	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	None	None

Benchmark Definitions

Bloomberg Commodity Index—The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 23 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME).

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/2022

Ten Largest Commodities Future Exposure Holdings	% of Net Assets

Natural Gas	15.8%

Gold 100 OZ	12.7%

WTI Crude	9.6%

Brent Crude	7.4%

Soybean	6.5%

Corn	5.2%

LME PRI Aluminum	4.5%

Soybean Oil	3.8%

Copper	3.7%

Silver	3.7%

PGIM Day One Underlying Funds    13

PGIM Quant Solutions Mid-Cap Core Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-3.86	6.58	7.82 (11/17/2016)

S&P MidCap 400 Index	-5.70	9.06	9.65

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P MidCap 400 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For

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purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P MidCap 400 Index*—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity and industry representation. It gives a broad look at how US mid-cap stock prices have performed.

*The S&P MidCap 400 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices, please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Day One Underlying Funds    15

PGIM Quant Solutions Mid-Cap Core Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/2022

Ten Largest Holdings	Line of Business	% of Net Assets

iShares Core S&P Mid-Cap ETF	Exchange-Traded Funds	2.0%

Targa Resources Corp.	Oil, Gas & Consumable Fuels	1.5%

Carlisle Cos., Inc.	Building Products	1.5%

Steel Dynamics, Inc.	Metals & Mining	1.4%

United Therapeutics Corp.	Biotechnology	1.2%

Essential Utilities, Inc.	Water Utilities	1.2%

UGI Corp.	Gas Utilities	1.2%

American Financial Group, Inc.	Insurance	1.2%

Lamar Advertising Co. (Class A Stock)	Equity Real Estate Investment Trusts (REITs)	1.1%

Genpact Ltd.	IT Services	1.1%

Holdings reflect only long-term investments and are subject to change.

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PGIM Quant Solutions US Broad Market Index Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class R6	-4.80	12.33	13.27 (11/17/2016)

S&P Composite 1500 Index	-4.74	12.49	13.40

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class R6 shares with a similar investment in the S&P Composite 1500 Index (the Index) by portraying the initial account values at the commencement of operations of Class R6 shares and the account values at the end of the current fiscal year (July 31, 2022), as measured on a quarterly basis. The R6 share class assumes an initial investment on November 17, 2016, while the Index assumes that the initial investment occurred on November 30, 2016. For

PGIM Day One Underlying Funds    17

PGIM Quant Solutions US Broad Market Index Fund

Your Fund’s Performance (continued)

purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

S&P Composite 1500 Index*—The S&P Composite 1500® Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: The S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

*The S&P Composite 1500 Index (the Index) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2022

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	6.4%

Microsoft Corp.	Software	5.3%

Amazon.com, Inc.	Internet & Direct Marketing Retail	3.0%

Tesla, Inc.	Automobiles	1.9%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.8%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.6%

Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.4%

iShares Core S&P 500 ETF	Exchange-Traded Funds	1.3%

UnitedHealth Group, Inc.	Health Care Providers & Services	1.3%

Johnson & Johnson	Pharmaceuticals	1.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Day One Underlying Funds    19

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Small Cap Core Equity Fund’s Class R6 shares returned –19.13% in the 12-month reporting period ended July 31, 2022, underperforming the –14.29% return of the Russell 2000 Index (the Index).

What were the market conditions?

●

Over the period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

The final months of 2021 were marked by the emergence of the Omicron variant of the COVID-19 virus, as well as heightened concerns over inflation, which led the Federal Reserve (the Fed) to announce an accelerated plan of reduced asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the year.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year continued, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and ongoing COVID-19 lockdowns in China. As a result, the second quarter of 2022 saw one of the largest equity selloffs since the global financial crisis nearly fifteen years ago.

●

The accumulation of these events started to weigh on GDP growth around the globe. Commodity prices continued to exhibit strength due to the imbalance between Russia/Ukraine-related supply constraints and still-resilient demand. Concerns over the effects of high prices on demand and downward revisions in global growth expectations drove a reversal across many commodities during June.

●

The Fed’s task of bringing inflation back to its 2% target without undermining the robust employment backdrop and precipitating a recession underscored prevailing uncertainty regarding the macro outlook.

●

Small-cap core stocks underperformed their large- and mid-cap counterparts over the period. In the Russell 2000 Index, only the energy and utilities sectors posted gains. Communication services, healthcare, and consumer discretionary experienced the most significant declines.

What worked?

●	From a sector perspective, healthcare holdings added the most value. Stock selection in real estate also proved comparatively strong. Individual positions that performed

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well were diversified across sectors. Top performers included PDC Energy, Inc. (energy), Acadia Healthcare Company, Inc. (healthcare), Tower Semiconductor Ltd. (information technology), and e.l.f. Beauty, Inc. (consumer discretionary).

●

PDC Energy is an independent oil and gas company focused on maintaining a strong balance sheet and solid debt metrics while delivering value-added organic growth from a liquids-rich portfolio through horizontal drilling. The company’s operations are primarily located in the Wattenberg Field in Colorado and the Delaware Basin in Texas. After a difficult 2020, the oil and gas industry rebounded in 2021 and 2022 along with the price of oil.

●

Acadia Healthcare is an American provider of behavioral healthcare services. It operates a network of over 225 facilities across the US and Puerto Rico. It continued to benefit during the period from secular tailwinds, while navigating labor headwinds better than most of its peers. The company anticipates favorable rate increases well above its 2%-4% long-term target. Acadia’s secular trends and diversified business mix should drive solid same-store growth, and margin expansion should drive low-double-digit earnings growth.

●

Tower Semiconductor engages in the manufacture of integrated circuits. Its products include semiconductors and integrated circuits used in consumer electronics, personal computers, communications, automotive, industrial, and medical device products. During the period, Intel announced a definitive agreement to acquire Tower at a significant premium.

●

e.l.f. Beauty is a manufacturer and marketer of mass cosmetics, skin care, and beauty tools. Its first-to-mass innovation focus has driven a pickup to top-line growth, attracting new consumers to the brand. Market-share inflection has been driven by enhanced and efficient marketing spending, productivity improvements, and investments in innovation. Share gains should result in added shelf space at primary customers, set to coincide with the economy reopening and a rebound in the broader cosmetics category. e.l.f. continued to execute well during the period despite a difficult cost backdrop and provided initial fiscal year 2023 guidance above consensus expectations.

What didn’t work?

●

Holdings in industrials, information technology, and consumer discretionary detracted the most from relative performance. Underweight exposure, relative to the Index, to the energy sector also undermined returns. Stock selection in communication services hurt performance, but an underweight position in the sector helped mitigate some of the negative effect. Notably underperforming individual holdings included Varonis Systems, Inc. (information technology), Harsco Corp. (industrials), Cardlytics, Inc. (communication services), and Bandwidth Inc. (communication services). Bandwidth is

PGIM Day One Underlying Funds    21

PGIM Jennison Small-Cap Core Equity Fund

Strategy and Performance Overview* (continued)

a communications platform as a service (CPaas) company. Its shares fell amid a broader pullback for the growth-dependent cloud services space, and the position was eliminated from the Fund during the period.

●

Software company Varonis Systems provides its core Data Protect suite, a unique solution that has established itself as an industry standard for protecting structured and unstructured human-generated data. Varonis is positioned well in the current environment of increased regulation and more frequent security breaches. Despite prevailing currency exchange headwinds during the reporting period, Varonis’s business remained healthy, and profitability trends remained intact.

●

Harsco provides environmental solutions and services. Continued labor shortage, container-cost inflation, and little-to-no soil and drainage revenues, which are high-margin areas for the company, weighed on results. Jennison expects steadier organic growth as well as high margins and more stable free-cash-flow generation.

●

Cardlytics operates an advertising platform within financial institutions’ digital channels, which include online, mobile, email, and various real-time notifications. Specifically, the company operates digital rewards programs (similar to rewards points earned on debit and credit card purchases) for banks in the US and UK to offer their banking customers. Broader macro economic issues, especially wage inflation, as well as some timing-related payments weighed on results. Jennison expects an increase in advertisers and monthly active users, which should generate greater operating leverage.

●

Bandwidth is a communications platform as a service (CPaas) company that sells software application programming interfaces for voice and messaging using its own IP voice network. Shares fell amid a broader pullback in the growth-dependent cloud services space. In Jennison’s view, the company’s vertical integration and software-first approach to voice communication within an application are likely to provide a competitive edge and lead to sustainable growth.

Current outlook

Experience with many uncertain economic backdrops over 20+ years of investing history has solidified Jennison’s view that constructing prudently diversified portfolios while focusing on quality business models with balance sheet flexibility, strong earnings, and cash-flow-growth prospects, led by capable management teams, is the best approach. Jennison remains optimistic that Fund holdings—which include companies with strong fundamentals positioned to outgrow market averages—are well positioned to navigate this complex landscape.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances

22    Visit our website at pgim.com/investments

will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Day One Underlying Funds    23

PGIM Core Conservative Bond Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Core Conservative Bond Fund’s Class R6 shares returned –9.79% in the 12-month reporting period that ended July 31, 2022, underperforming the –9.12% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

From a starting point of low yields, tight spreads, and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led global credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee (FOMC) policy tightening, and later began to price in a hard economic landing.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had over the last decade of low inflation. A succession of rate hikes during the first half of 2022—including two outsized hikes of 75 basis points (bps) each by the Federal Reserve (the Fed) in June and July—confirmed to markets that the Fed was fully focused on tackling inflation. (One basis point equals 0.01%.) Following the July 2022 FOMC meeting, the market expected the target rate to be lifted to around 3.25%, not far from Fed officials’ most recent median projection, but the market then began pricing in rate cuts beginning in 2023.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve. The curve finally inverted in the last month of the period. From 1.05% on July 31, 2021, the 10-year/2-year Treasury spread declined to -0.23% by the end of the period.

●

After rising to nearly 3.5% in June 2022, US 10-year Treasury yields ended the period on July 31, 2022 at 2.65%. Meanwhile, the yield on the two-year Treasury note ended the period on July 31, 2022 at 2.88%, a rise of 270 bps over the period.

●

US investment grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. Securitized credit spreads widened, with commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the period. Meanwhile, agency mortgage-backed securities (MBS) underperformed Treasuries on concerns that the Fed would begin selling MBS if officials needed to step up their inflation fight. However, agency MBS strengthened over the final weeks of the period amid a decline in rate volatility.

24    Visit our website at pgim.com/investments

What worked?

●	While overall security selection detracted from performance during the period, selection within emerging markets added to returns.

●	While overall sector allocation also detracted, underweight allocations to MBS, agencies, and emerging markets, each relative to the Index, contributed positively.

●

Within credit, selection in finance companies, gaming/lodging/leisure, and foreign non-corporates was positive. In individual security selection relative to the Index, the Fund benefited from an underweight position in Oracle Corporation (technology), along with overweight positions in ConocoPhillips (upstream energy) and Anheuser Busch InBev SA/NV (consumer non-cyclical).

●

The Fund’s curve and duration positioning both contributed positively to performance as US Treasury rates sold off, and the yield curve flattened. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

●	Overall security selection was negative, with selection in investment grade corporates, Treasuries, and CMBS limiting results.

●	Overall sector allocation detracted from performance, with overweight allocations to CMBS and municipal bonds, each relative to the Index, detracting.

●	Within credit, the Fund’s positioning in healthcare & pharmaceuticals, banking, and metals & mining detracted from performance.

●

In individual security selection, the Fund’s overweight positioning, relative to the Index, in Viatris Inc. (healthcare & pharmaceuticals), Charter Communications, Inc. (cable & satellite), and General Motors Company (automotive) detracted from performance.

Current outlook

●

Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on currently high monthly inflation readings, vowing to keep up the pressure until those readings show convincing signs they are softening toward the Fed’s target. At some point, though, PGIM Fixed Income expects the Fed will likely pivot back toward a focus on the projected lagged effects of its tightening and, should material signs of softening accumulate, will adopt a more measured pace of policy normalization.

●

Even though fundamentals and issuer liquidity are arguably well braced for recession, and spread widening has already generated value in a number of sectors, PGIM Fixed Income believes spreads may remain soft until most of the current bad news—e.g., a cutoff of Russian gas supplies, cooling of the housing market, etc.—has largely played out.

PGIM Day One Underlying Funds    25

PGIM Core Conservative Bond Fund

Strategy and Performance Overview* (continued)

●

However, over the intermediate and longer term, the selloff in rates and spreads could turn out to be a positive as the overarching trends of aging demographics, high debt burdens, and other factors that conspired for decades to push equilibrium interest rates down are more likely hibernating than reversing. Once the reopening enthusiasm and supply-chain problems have passed, inflation will likely return to, or below, targets, and bonds will likely be well on their way to an extended period of solid returns. In the meantime, PGIM Fixed Income believes the best course will be to focus on the micro-alpha opportunities within and across sectors.

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, positioning the Fund with overweight allocations to structured products (CMBS) relative to the Index. The Fund holds underweight exposure to MBS, relative to the Index, in favor of more attractive opportunities across spread sectors.

●

In terms of calling the cycle top in long-term rates, given the strength of the economy and level of inflation, PGIM Fixed Income believes it is too early to preclude the possibility of higher highs. Yet, from a long-term perspective, exposure to developed market duration is becoming more compelling after the broad repricing of markets and with the looming moderation in global growth. While acknowledging the immediate trajectory of inflation is going to dictate market volatility and the path of the US Treasury 10-year yield, PGIM Fixed Income’s base case holds that implied volatility will ultimately decline, and the 10-year yield will stay below the terminal rate of this hiking cycle when it is eventually reached.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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PGIM TIPS Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM TIPS Fund’s Class R6 shares returned –3.91% in the 12-month reporting period that ended July 31, 2022, underperforming the –3.58% return of the Bloomberg US Treasury Inflation-Protected (TIPS) Index (the Index).

What were the market conditions?

●

From a starting point of low yields, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets during the reporting period. Concerns about central bank tightening, hard economic landings, and the war in Ukraine drove increased rate volatility as markets first began pricing in more aggressive Federal Open Market Committee (FOMC) policy tightening, and later began to price in a hard economic landing.

●

The US saw a marked acceleration in inflation throughout the period, with personal consumption expenditures (PCE) inflation for June 2022 rising 6.8% and core PCE inflation rising 4.8% from the year before. Reflecting the increase in inflation expectations, the five-year breakeven inflation rate rose from 2.56% as of July 31, 2021, to a high of 3.59% in March 2022 before ending the period on July 31, 2022 at 2.73%.

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than they had over the last decade of low inflation. A succession of rate hikes over the first half of 2022—including two outsized hikes of 75 basis points (bps) each by the Federal Reserve (the Fed) in June and July—confirmed to markets that the Fed was fully focused on tackling inflation. (One basis point equals 0.01%.) Following the July 2022 FOMC meeting, the market expected the target rate to be lifted to around 3.25%, not far from Fed officials’ median projection, but the market began pricing in rate cuts beginning in 2023.

●

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before finally inverting in the last month of the period. From 1.05% on July 31, 2021, the 10-year/2-year Treasury spread declined to -0.23% by the end of the period on July 31, 2022.

●

Just as longer-term Treasuries saw substantial volatility throughout the period, yields on short-term securities also rose substantially. The three-month Treasury bill rose from 0.05% to 2.37% during the period, while the three-month London Interbank Offered Rate (LIBOR) rose from 0.12% to 2.79%. Meanwhile, the three-month Secured Overnight Financing Rate (SOFR) rose from 0.05% to 2.27%.

What worked?

Yield-curve-flattener positioning was the largest contributor to the Fund’s performance during the reporting period.

PGIM Day One Underlying Funds    27

PGIM TIPS Fund

Strategy and Performance Overview* (continued)

What didn’t work?

●

The duration of the Fund was tactically managed versus the Index during the period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Overall, duration positioning detracted from performance. The Fund ended the period with a neutral duration position versus the Index.

●	Security selection detracted from the Fund’s performance during the period.

Current outlook

●

Against the backdrop of historic lows in unemployment and generational highs in inflation, the Fed is signaling an increased willingness to accept more economic and market pain than it had over the last decade of low inflation. If the Fed can avoid a recession, it will, but more than anything else, Fed officials want to get inflation under control.

●

Tighter financial conditions are expected to continue working their way through the economy with lagged effects in coming quarters. For now, the Fed is focused on currently high monthly inflation readings, vowing to keep up the pressure until they show convincing signs they are softening toward the Fed’s target. At some point, though, PGIM Fixed Income expects the Fed to pivot back toward a focus on the projected lagged effects of its tightening and, should material signs of softening accumulate, will adopt a more measured pace of policy normalization.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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PGIM Quant Solutions Commodity Strategies Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions Commodity Strategies Fund’s Class R6 shares returned 30.61% in the 12-month reporting period that ended July 31, 2022, outperforming the 27.23% return of the Bloomberg Commodity Index (the Index).

What were the market conditions?

For the reporting period, commodities in general appreciated strongly, as inflation picked up after the initial shock of the COVID-19 pandemic, especially in the energy sector. Agricultural commodities also generally rose. Industrial metals produced mixed results, and precious metals declined slightly.

What worked?

The Fund’s strong gains relative to the Index during the period were driven by overweight positions in energy commodities and nickel.

What didn’t work?

Underweight positions in wheat and corn detracted most from the Fund’s performance relative to the Index for the period.

Did the Fund hold derivatives?

The Fund primarily invests in listed, exchange-traded commodities futures contracts. These futures are a form of derivatives based on the underlying price of a specific commodity. Since the Fund is invested primarily in these derivatives, its performance during the reporting period is explained by the derivatives.

Current outlook

As of the end of the period, the Fund held overweight positions relative to the Index in the industrial metal, energy, and grain sectors, and underweight positions in the livestock and soft commodities sectors. Within precious metals, the Fund held overweight exposure to gold and underweight exposure to silver.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Day One Underlying Funds    29

PGIM Quant Solutions Mid-Cap Core Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions Mid-Cap Core Fund’s Class R6 shares returned –3.86% in the 12-month reporting period that ended July 31, 2022, outperforming the –5.70% return of the S&P MidCap 400 Index (the Index).

What were the market conditions?

●	US equity markets finished 2021 at record highs before reversing course in 2022.

●	A series of risks weighed on stock performances during the first seven months of 2022. These risks included rising inflation, interest-rate hikes, supply-chain bottlenecks, and the Russia-Ukraine war.

What worked?

●

The Fund is comprised of a diversified portfolio of stocks that PGIM Quant Solutions identifies as attractive using a proprietary quantitative model. The model evaluates stocks based on quality, earnings expectations, and relative-value metrics. The emphasis on these factors varies based on the growth rate of the company under evaluation.

●	Relative to the Index, overweighting companies that were inexpensive, while underweighting those that were expensive, contributed positively to the Fund’s performance over the reporting period.

●	The Fund delivered its best relative performance in the healthcare sector.

What didn’t work?

The Fund underperformed the Index in the information technology sector. Within this sector, companies with positive growth outlooks, which PGIM Quant Solutions favors, underperformed those with negative growth outlooks.

Did the Fund hold derivatives?

The Fund did not hold derivatives during the reporting period. The Fund did, however, hold exchange-traded funds that track the Index. PGIM Quant Solutions uses these instruments primarily to manage daily cash flows and provide liquidity, but not as a means of adding to performance. Subsequently, the effect on performance was minimal.

Current outlook

PGIM Quant Solutions does not envision the prevailing macroeconomic risks fading in the near future. This is likely to result in continued investor emphasis on valuation, fundamentals, and profitability. These dynamics lead PGIM Quant Solutions to believe that there is plenty of runway left for the Fund’s strategies to continue to outperform the Index.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based

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on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

PGIM Day One Underlying Funds    31

PGIM Quant Solutions US Broad Market Index Fund

Strategy and Performance Overview*

How did the Fund perform?

The PGIM Quant Solutions US Broad Market Index Fund’s Class R6 shares returned -4.80% in the 12-month reporting period that ended July 31, 2022, underperforming the –4.74% return of the S&P 1500 Composite Index (the Index).

What were the market conditions?

During the early part of the reporting period, COVID-19 continued to make headlines as new variants emerged, particularly Omicron. However, markets seemed to shrug off most concerns as this highly contagious strain led to less severe impacts and hospitalizations, especially among vaccinated individuals. Companies continued to post strong results, although many also cautioned investors on future 2022 earnings due to continued supply-chain disruptions. In early 2022, market risk increased due to mounting inflationary pressures, rising interest rates, supply-chain disruptions, and the Russia-Ukraine war. US inflation reached its highest year-over-year level in over 40 years, leading the Federal Reserve (the Fed) to hike interest rates several times to fight inflation. Rising costs and supply-chain disruptions continued to weigh on companies’ growth for the remainder of the period, and were expected to continue.

What worked?

●	The Fund’s performance closely tracked the Index’s performance over the period.

●	The Fund held all stocks included in the Index in approximately the same proportions.

Did the Fund hold derivatives?

The Fund held S&P 500, S&P 400, and Russell 2000 E-Mini stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s assigned index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2022. The example is for illustrative purposes only; you should consult the Funds’ Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the tables below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small-Cap Core Equity Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 870.30	0.95%	$4.41

	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

PGIM Day One Underlying Funds    33

Fees and Expenses (continued)

PGIM Core Conservative Bond Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 933.80	0.50%	$2.40

	Hypothetical	$1,000.00	$1,022.32	0.50%	$2.51

PGIM TIPS Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 969.00	0.39%	$1.90

	Hypothetical	$1,000.00	$1,022.86	0.39%	$1.96

PGIM Quant Solutions Commodity Strategies Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class Z	Actual	$1,000.00	$1,163.50	0.71%	$3.81

	Hypothetical	$1,000.00	$1,021.27	0.71%	$3.56

Class R6	Actual	$1,000.00	$1,163.50	0.65%	$3.49

	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

PGIM Quant Solutions Mid-Cap Core Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 968.50	0.81%	$3.95

	Hypothetical	$1,000.00	$1,020.78	0.81%	$4.06

PGIM Quant Solutions US Broad Market Index Fund		Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 924.30	0.20%	$0.95

	Hypothetical	$1,000.00	$1,023.80	0.20%	$1.00

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Glossary

The following abbreviations are used in the Funds’ descriptions:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

ETF—Exchange-Traded Fund

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 96.9%

COMMON STOCKS

Aerospace & Defense 0.7%

Spirit AeroSystems Holdings, Inc. (Class A Stock)	5,979	$196,231

Airlines 0.8%

Sun Country Airlines Holdings, Inc.*	11,135	224,593

Banks 8.0%

Atlantic Union Bankshares Corp.	4,186	144,794
BankUnited, Inc.	7,867	305,633
Brookline Bancorp, Inc.	18,925	261,733
Eastern Bankshares, Inc.	14,998	305,959
Enterprise Financial Services Corp.	7,977	375,158
First Bancorp	6,926	262,357
First Foundation, Inc.	10,983	228,666
PacWest Bancorp	2,136	59,872
Pinnacle Financial Partners, Inc.	3,684	291,404
Wintrust Financial Corp.	1,671	143,773

		2,379,349

Biotechnology 2.5%

Apellis Pharmaceuticals, Inc.*	7,284	409,944
Avid Bioservices, Inc.*	16,842	330,945

		740,889

Building Products 1.8%

Armstrong World Industries, Inc.	3,121	278,861
Zurn Elkay Water Solutions Corp.	8,862	256,555

		535,416

Capital Markets 4.9%

AssetMark Financial Holdings, Inc.*	3,802	72,200
Bridge Investment Group Holdings, Inc. (Class A Stock)	13,487	229,684
Brightsphere Investment Group, Inc.	5,917	111,890
Focus Financial Partners, Inc. (Class A Stock)*	2,359	95,374
Hamilton Lane, Inc. (Class A Stock)	3,347	252,933
Houlihan Lokey, Inc.	4,357	368,428
Lazard Ltd. (Class A Stock)	3,380	127,325

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Moelis & Co. (Class A Stock)	2,564	$119,431
Open Lending Corp. (Class A Stock)*	6,337	65,651

		1,442,916

Chemicals 1.5%

Avient Corp.	10,411	449,235

Commercial Services & Supplies 1.3%

ACV Auctions, Inc. (Class A Stock)*	15,879	117,346
Casella Waste Systems, Inc. (Class A Stock)*	2,773	224,474
Harsco Corp.*	12,068	58,047

		399,867

Construction & Engineering 2.9%

Concrete Pumping Holdings, Inc.*	20,120	131,384
Great Lakes Dredge & Dock Corp.*	30,798	398,218
WillScot Mobile Mini Holdings Corp.*	8,172	315,521

		845,123

Construction Materials 1.5%

Summit Materials, Inc. (Class A Stock)*	16,659	458,289

Electric Utilities 0.8%

PNM Resources, Inc.	4,624	223,200

Electronic Equipment, Instruments & Components 1.4%

Littelfuse, Inc.	1,537	428,623

Energy Equipment & Services 2.7%

Cactus, Inc. (Class A Stock)	9,218	383,377
Patterson-UTI Energy, Inc.	24,618	407,428

		790,805

Equity Real Estate Investment Trusts (REITs) 8.6%

American Assets Trust, Inc.	6,935	209,645
Cousins Properties, Inc.	8,324	256,796
Independence Realty Trust, Inc.	21,576	478,987
National Storage Affiliates Trust	9,448	518,128

See Notes to Financial Statements.

PGIM Day One Underlying Funds    37

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Plymouth Industrial REIT, Inc.	6,451	$124,246
Retail Opportunity Investments Corp.	18,916	330,273
Summit Hotel Properties, Inc.*	36,189	284,084
UMH Properties, Inc.	16,477	351,125

		2,553,284

Food & Staples Retailing 2.2%

Performance Food Group Co.*	13,404	666,313

Food Products 1.9%

Adecoagro SA (Brazil)	23,533	192,971
Freshpet, Inc.*	1,867	99,772
Utz Brands, Inc.	15,261	256,690

		549,433

Health Care Equipment & Supplies 4.9%

BioLife Solutions, Inc.*	4,614	88,912
CONMED Corp.	2,194	214,200
Inari Medical, Inc.*	3,113	241,507
Inspire Medical Systems, Inc.*	1,568	327,696
Integra LifeSciences Holdings Corp.*	3,083	169,688
Nevro Corp.*	2,278	98,751
Outset Medical, Inc.*	6,550	101,198
Silk Road Medical, Inc.*	4,341	197,559

		1,439,511

Health Care Providers & Services 3.4%

Acadia Healthcare Co., Inc.*	6,285	521,089
Agiliti, Inc.*	2,701	59,125
Covetrus, Inc.*	10,630	220,785
Progyny, Inc.*	6,472	197,590

		998,589

Health Care Technology 0.4%

Phreesia, Inc.*	3,873	90,977
Sophia Genetics SA (Switzerland)*	9,555	32,965

		123,942

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 2.6%

Bally’s Corp.*	2,769	$60,835
Bloomin’ Brands, Inc.	15,663	319,369
Rush Street Interactive, Inc.*	10,105	55,982
Sweetgreen, Inc. (Class A Stock)*(a)	5,795	91,039
Wingstop, Inc.	2,039	257,281

		784,506

Household Durables 1.1%

Century Communities, Inc.	6,428	328,921

Independent Power & Renewable Electricity Producers 1.7%

NextEra Energy Partners LP	6,047	500,329

Insurance 2.6%

Axis Capital Holdings Ltd.	10,468	528,529
Goosehead Insurance, Inc. (Class A Stock)	1,811	101,796
James River Group Holdings Ltd.	5,943	141,206

		771,531

IT Services 3.6%

Evo Payments, Inc. (Class A Stock)*	13,852	378,714
Grid Dynamics Holdings, Inc.*	23,008	434,161
Shift4 Payments, Inc. (Class A Stock)*	6,755	246,084

		1,058,959

Leisure Products 1.5%

Brunswick Corp.	5,423	434,491

Life Sciences Tools & Services 0.7%

Azenta, Inc.	2,452	167,374
Olink Holding AB (Sweden), ADR*(a)	3,992	53,692

		221,066

Machinery 3.4%

Energy Recovery, Inc.*	6,361	141,405
Enerpac Tool Group Corp.	8,079	164,004
Gates Industrial Corp. PLC*	7,627	93,812

See Notes to Financial Statements.

PGIM Day One Underlying Funds    39

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Mayville Engineering Co., Inc.*	7,995	$57,084
Trinity Industries, Inc.	21,469	557,121

		1,013,426

Marine 0.9%

Kirby Corp.*	4,053	257,122

Media 0.1%

Cardlytics, Inc.*	2,936	40,517

Metals & Mining 0.2%

ERO Copper Corp. (Brazil)*	7,158	70,864

Mortgage Real Estate Investment Trusts (REITs) 0.8%

Ladder Capital Corp.	18,844	223,867

Oil, Gas & Consumable Fuels 3.7%

Chord Energy Corp.	3,671	470,769
PDC Energy, Inc.	9,636	632,989

		1,103,758

Personal Products 1.8%

elf Beauty, Inc.*	15,966	535,340

Pharmaceuticals 2.5%

Pacira BioSciences, Inc.*	3,442	194,679
Pliant Therapeutics, Inc.*	6,060	105,262
Prestige Consumer Healthcare, Inc.*	5,107	308,003
Revance Therapeutics, Inc.*	9,105	141,310

		749,254

Professional Services 2.7%

ASGN, Inc.*	3,317	344,172
HireRight Holdings Corp.*	7,959	118,271
Huron Consulting Group, Inc.*	5,004	335,768

		798,211

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 0.9%

Saia, Inc.*	1,095	$260,446

Semiconductors & Semiconductor Equipment 3.5%

MACOM Technology Solutions Holdings, Inc.*	4,875	282,457
MaxLinear, Inc.*	5,676	229,367
Tower Semiconductor Ltd. (Israel)*	10,732	513,634

		1,025,458

Software 6.1%

Clear Secure, Inc. (Class A Stock)*	7,665	194,078
CS Disco, Inc.*	783	19,215
Descartes Systems Group, Inc. (The) (Canada)*	1,904	131,452
Intapp, Inc.*	3,932	59,648
KnowBe4, Inc. (Class A Stock)*	15,184	216,979
PagerDuty, Inc.*	8,408	218,020
Paycor HCM, Inc.*	6,183	165,024
Q2 Holdings, Inc.*	2,860	125,554
Sprout Social, Inc. (Class A Stock)*	6,598	343,756
Varonis Systems, Inc.*	9,004	228,972
Verint Systems, Inc.*	2,646	120,843

		1,823,541

Specialty Retail 1.2%

Boot Barn Holdings, Inc.*	2,301	143,352
Citi Trends, Inc.*	2,903	71,356
National Vision Holdings, Inc.*	5,126	149,372

		364,080

Textiles, Apparel & Luxury Goods 1.2%

Kontoor Brands, Inc.	9,928	362,372

Thrifts & Mortgage Finance 0.8%

WSFS Financial Corp.	4,778	228,006

See Notes to Financial Statements.

PGIM Day One Underlying Funds    41

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors 1.1%

Core & Main, Inc. (Class A Stock)*	6,460	$155,944
Rush Enterprises, Inc. (Class A Stock)	3,695	178,062

		334,006

TOTAL LONG-TERM INVESTMENTS (cost $25,960,542)		28,735,679

SHORT-TERM INVESTMENTS 4.4%

AFFILIATED MUTUAL FUND 0.5%
PGIM Institutional Money Market Fund (cost $141,648; includes $141,422 of cash collateral for securities on loan)(b)(wa)	141,795	141,653

UNAFFILIATED FUND 3.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $1,150,161)	1,150,161	1,150,161

TOTAL SHORT-TERM INVESTMENTS (cost $1,291,809)		1,291,814

TOTAL INVESTMENTS 101.3% (cost $27,252,351)		30,027,493
Liabilities in excess of other assets (1.3)%		(377,895)

NET ASSETS 100.0%		$29,649,598

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $140,657; cash collateral of $141,422 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$196,231	$—	$—
Airlines	224,593	—	—
Banks	2,379,349	—	—
Biotechnology	740,889	—	—
Building Products	535,416	—	—
Capital Markets	1,442,916	—	—
Chemicals	449,235	—	—
Commercial Services & Supplies	399,867	—	—
Construction & Engineering	845,123	—	—
Construction Materials	458,289	—	—
Electric Utilities	223,200	—	—
Electronic Equipment, Instruments & Components	428,623	—	—
Energy Equipment & Services	790,805	—	—
Equity Real Estate Investment Trusts (REITs)	2,553,284	—	—
Food & Staples Retailing	666,313	—	—
Food Products	549,433	—	—
Health Care Equipment & Supplies	1,439,511	—	—
Health Care Providers & Services	998,589	—	—
Health Care Technology	123,942	—	—
Hotels, Restaurants & Leisure	784,506	—	—
Household Durables	328,921	—	—
Independent Power & Renewable Electricity Producers	500,329	—	—
Insurance	771,531	—	—
IT Services	1,058,959	—	—
Leisure Products	434,491	—	—
Life Sciences Tools & Services	221,066	—	—
Machinery	1,013,426	—	—
Marine	257,122	—	—
Media	40,517	—	—
Metals & Mining	70,864	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds    43

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Mortgage Real Estate Investment Trusts (REITs)	$223,867	$—	$—
Oil, Gas & Consumable Fuels	1,103,758	—	—
Personal Products	535,340	—	—
Pharmaceuticals	749,254	—	—
Professional Services	798,211	—	—
Road & Rail	260,446	—	—
Semiconductors & Semiconductor Equipment	1,025,458	—	—
Software	1,823,541	—	—
Specialty Retail	364,080	—	—
Textiles, Apparel & Luxury Goods	362,372	—	—
Thrifts & Mortgage Finance	228,006	—	—
Trading Companies & Distributors	334,006	—	—
Short-Term Investments
Affiliated Mutual Fund	141,653	—	—
Unaffiliated Fund	1,150,161	—	—

Total	$30,027,493	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Equity Real Estate Investment Trusts (REITs)	8.6%
Banks	8.0
Software	6.1
Capital Markets	4.9
Health Care Equipment & Supplies	4.9
Unaffiliated Fund	3.9
Oil, Gas & Consumable Fuels	3.7
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.5
Machinery	3.4
Health Care Providers & Services	3.4
Construction & Engineering	2.9
Professional Services	2.7
Energy Equipment & Services	2.7
Hotels, Restaurants & Leisure	2.6
Insurance	2.6
Pharmaceuticals	2.5
Biotechnology	2.5

Food & Staples Retailing	2.2%
Food Products	1.9
Building Products	1.8
Personal Products	1.8
Independent Power & Renewable Electricity Producers	1.7
Construction Materials	1.5
Chemicals	1.5
Leisure Products	1.5
Electronic Equipment, Instruments & Components	1.4
Commercial Services & Supplies	1.3
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	1.2
Trading Companies & Distributors	1.1
Household Durables	1.1
Road & Rail	0.9
Marine	0.9
Thrifts & Mortgage Finance	0.8

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Airlines	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.8
Electric Utilities	0.8
Life Sciences Tools & Services	0.7
Aerospace & Defense	0.7
Affiliated Mutual Fund (0.5% represents investments purchased with collateral from securities on loan)	0.5
Health Care Technology	0.4

Metals & Mining	0.2%
Media	0.1

101.3
Liabilities in excess of other assets	(1.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$140,657	$(140,657)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    45

PGIM Jennison Small-Cap Core Equity Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Investments at value, including securities on loan of $140,657:
Unaffiliated investments (cost $27,110,703)	$29,885,840
Affiliated investments (cost $141,648)	141,653
Receivable for investments sold	164,512
Dividends receivable	1,180
Receivable for Fund shares sold	875
Prepaid expenses and other assets	317

Total Assets	30,194,377

Liabilities

Payable for Fund shares purchased	253,301
Payable to broker for collateral for securities on loan	141,422
Payable for investments purchased	90,218
Accrued expenses and other liabilities	50,025
Management fee payable	8,903
Trustees’ fees payable	803
Affiliated transfer agent fee payable	107

Total Liabilities	544,779

Net Assets	$29,649,598

Net assets were comprised of:
Paid-in capital	$28,322,468
Total distributable earnings (loss)	1,327,130

Net assets, July 31, 2022	$29,649,598

Class R6

Net asset value, offering price and redemption price per share, ($29,649,598 ÷ 2,415,191 shares of beneficial interest issued and outstanding)	$12.28

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $303 foreign withholding tax)	$329,240
Income from securities lending, net (including affiliated income of $493)	17,263
Affiliated dividend income	527

Total income	347,030

Expenses
Management fee	244,467
Custodian and accounting fees	44,943
Audit fee	24,250
Legal fees and expenses	21,094
Shareholders’ reports	10,413
Trustees’ fees	9,719
Registration fees	2,171
SEC registration fees	800
Transfer agent’s fees and expenses (including affiliated expense of $540)	661
Miscellaneous	16,273

Total expenses	374,791
Less: Fee waiver and/or expense reimbursement	(65,133)

Net expenses	309,658

Net investment income (loss)	37,372

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $252)	(212,325)
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $5)	(7,143,004)

Net gain (loss) on investment transactions	(7,355,329)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(7,317,957)

See Notes to Financial Statements.

PGIM Day One Underlying Funds    47

PGIM Jennison Small-Cap Core Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$37,372	$(110,411)
Net realized gain (loss) on investment transactions	(212,325)	7,351,681
Net change in unrealized appreciation (depreciation) on investments	(7,143,004)	5,900,851

Net increase (decrease) in net assets resulting from operations	(7,317,957)	13,142,121

Dividends and Distributions
Distributions from distributable earnings
Class R6	(6,812,364)	(1,083,084)

Fund share transactions
Net proceeds from shares sold (818,250 and 324,110 shares, respectively)	12,157,522	5,375,200
Net asset value of shares issued in reinvestment of dividends and distributions (454,158 and 67,106 shares, respectively)	6,812,364	1,083,084
Cost of shares purchased (543,115 and 423,395 shares, respectively)	(7,955,174)	(7,190,963)

Net increase (decrease) in net assets from Fund share transactions	11,014,712	(732,679)

Total increase (decrease)	(3,115,609)	11,326,358

Net Assets:

Beginning of year	32,765,207	21,438,849

End of year	$29,649,598	$32,765,207

See Notes to Financial Statements.

PGIM Jennison Small-Cap Core Equity Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2022	2021	2020		2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.43	$12.48	$11.82		$13.04	$11.27
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.06)	(-	)(b)	0.01	-	(b)
Net realized and unrealized gain (loss) on investment transactions	(2.98)	7.65	0.66		(0.53)	1.97
Total from investment operations	(2.96)	7.59	0.66		(0.52)	1.97
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		(0.04)	(-	)(b)
Tax return of capital distributions	-	-	-		(0.01)	-
Distributions from net realized gains	(4.19)	(0.64)	-		(0.65)	(0.20)
Total dividends and distributions	(4.19)	(0.64)	-		(0.70)	(0.20)
Net asset value, end of year	$12.28	$19.43	$12.48		$11.82	$13.04
Total Return(c) :	(19.13)%	62.10%	5.50%		(3.26)%	17.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,650	$32,765	$21,439		$17,371	$16,158
Average net assets (000)	$32,596	$28,667	$17,831		$16,167	$14,370
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%		0.95%	0.95%
Expenses before waivers and/or expense reimbursement	1.15%	1.19%	1.52%		1.64%	1.68%
Net investment income (loss)	0.11%	(0.39)%	(0.03)%		0.07%	-	%(b)
Portfolio turnover rate(e)	49%	67%	54%		36%	39%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    49

PGIM Core Conservative Bond Fund

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.2%

ASSET-BACKED SECURITY 0.2%

Credit Cards

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7 (cost $114,381)	3.960%	10/13/30	100	$102,996

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.1%
37 Capital CLO (United Kingdom),
Series 2021-PF01, Class A4	2.253	11/15/54	100	88,081
BANK,
Series 2020-BN29, Class A3	1.742	11/15/53	100	85,339
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4	2.661	08/15/52	100	92,683
Benchmark Mortgage Trust,
Series 2018-B03, Class A3	3.746	04/10/51	30	29,787
Series 2020-B19, Class A3	1.787	09/15/53	175	159,782
Series 2020-B21, Class A4	1.704	12/17/53	100	85,308
Series 2021-B23, Class A4A1	1.823	02/15/54	200	171,242
Series 2021-B30, Class A4	2.329	11/15/54	150	132,085
BMO Mortgage Trust,
Series 2022-C01, Class A4	3.119	02/15/55	150	138,532
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	90	86,794
CD Mortgage Trust,
Series 2017-CD06, Class A3	3.104	11/13/50	40	39,075
Citigroup Commercial Mortgage Trust,
Series 2016-P06, Class A4	3.458	12/10/49	111	109,128
Series 2017-P08, Class A3	3.203	09/15/50	75	72,531
Commercial Mortgage Trust,
Series 2015-PC01, Class A4	3.620	07/10/50	85	84,206
Series 2016-DC02, Class A5	3.765	02/10/49	25	24,703
CSAIL Commercial Mortgage Trust,
Series 2016-C07, Class A4	3.210	11/15/49	43	42,339
GS Mortgage Securities Trust,
Series 2020-GC47, Class A4	2.125	05/12/53	100	88,837
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR04, Class A3	3.763	03/10/52	125	122,045
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	18	16,958
Series 2016-JP04, Class A3	3.393	12/15/49	125	120,776

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class A3	3.077%	03/15/48	64	$61,113
Series 2016-C32, Class A3	3.459	12/15/49	119	116,610
Morgan Stanley Capital I Trust,
Series 2016-UB12, Class A3	3.337	12/15/49	123	119,754
Series 2021-L06, Class A3	2.196(cc)	06/15/54	225	194,291
UBS Commercial Mortgage Trust,
Series 2018-C08, Class A3	3.720	02/15/51	200	198,195
Series 2018-C09, Class ASB	4.090	03/15/51	60	60,166
Series 2018-C11, Class A3	4.312	06/15/51	75	74,835
Series 2018-C13, Class A3	4.069	10/15/51	200	199,763
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class A3	3.374	12/15/59	125	122,011
Series 2017-C39, Class A3	2.878	09/15/50	100	99,878
Series 2020-C55, Class A4	2.474	02/15/53	125	112,575

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,405,683)				3,149,422

CORPORATE BONDS 24.3%

Aerospace & Defense 0.7%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	100	93,125
Sr. Unsec’d. Notes	2.250	06/15/26	15	13,860
Sr. Unsec’d. Notes	2.700	02/01/27	20	18,537
Sr. Unsec’d. Notes	3.100	05/01/26	10	9,632
Sr. Unsec’d. Notes	3.600	05/01/34	30	25,496
Sr. Unsec’d. Notes	3.900	05/01/49	10	7,589
Sr. Unsec’d. Notes	5.805	05/01/50	70	69,462
General Dynamics Corp.,
Gtd. Notes	3.250	04/01/25	55	55,161
Northrop Grumman Corp.,
Sr. Unsec’d. Notes	4.750	06/01/43	20	20,282
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	10	10,158
Teledyne Technologies, Inc.,
Gtd. Notes	2.250	04/01/28	65	57,826

				381,128

See Notes to Financial Statements.

PGIM Day One Underlying Funds    51

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.2%

Altria Group, Inc.,
Gtd. Notes	3.400%	02/04/41	70	$48,305
Gtd. Notes	4.800	02/14/29	5	4,990
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.215	09/06/26	15	14,204
Gtd. Notes	3.557	08/15/27	30	28,008
Gtd. Notes	4.700	04/02/27	10	9,893
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	1.125	05/01/23	10	9,844

				115,244

Airlines 0.2%

Southwest Airlines Co.,
Sr. Unsec’d. Notes	2.625	02/10/30	20	17,356
Sr. Unsec’d. Notes	4.750	05/04/23	40	40,290
Sr. Unsec’d. Notes	5.125	06/15/27	50	51,783
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	19	19,106

				128,535

Auto Manufacturers 0.4%

General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	50	49,312
Sr. Unsec’d. Notes	6.600	04/01/36	10	10,545
Sr. Unsec’d. Notes	6.750	04/01/46	65	67,548
General Motors Financial Co., Inc.,
Gtd. Notes	4.000	01/15/25	85	84,285

				211,690

Auto Parts & Equipment 0.0%

Aptiv PLC/Aptiv Corp.,
Gtd. Notes	3.250	03/01/32	20	17,563

Banks 5.4%

Bank of America Corp.,
Sr. Unsec’d. Notes	2.687(ff)	04/22/32	165	143,477
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	90	78,699

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	3.970%(ff)	03/05/29	220	$215,305
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	55	49,904
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	160	132,202
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	105	92,803
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	20	15,405
Sr. Unsec’d. Notes	2.976(ff)	11/05/30	115	103,834
Sr. Unsec’d. Notes	3.400	05/01/26	45	44,396
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	60	57,975
Sr. Unsec’d. Notes	3.980(ff)	03/20/30	30	29,043
Sr. Unsec’d. Notes	4.075(ff)	04/23/29	30	29,281
Sr. Unsec’d. Notes	4.650	07/30/45	5	4,874
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	4.550	04/17/26	100	98,180
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	1.992(ff)	01/27/32	50	41,195
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	50	48,433
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	170	168,015
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	85	82,977
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	75	65,744
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	40	34,719
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	60	53,763
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	245	234,454
Sr. Unsec’d. Notes	3.882(ff)	07/24/38	95	88,374
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	19	19,000
Sub. Notes	3.875	09/10/24	60	60,363
Morgan Stanley,
Sr. Unsec’d. Notes	3.217(ff)	04/22/42	65	53,927
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	85	76,136
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	90	88,085
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	70	70,131
Sr. Unsec’d. Notes, MTN	1.794(ff)	02/13/32	80	65,336
Sr. Unsec’d. Notes, MTN	1.928(ff)	04/28/32	90	74,205
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	4.269(ff)	03/22/25	25	24,812

See Notes to Financial Statements.

PGIM Day One Underlying Funds    53

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

PNC Financial Services Group, Inc. (The),
Sub. Notes	3.900%	04/29/24	50	$50,240
Truist Bank,
Sr. Unsec’d. Notes	2.750	05/01/23	20	19,908
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.000	10/23/26	55	53,401
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	30	26,452
Sr. Unsec’d. Notes, MTN	2.879(ff)	10/30/30	195	177,056

				2,772,104

Beverages 0.6%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	20	20,546
Gtd. Notes	4.900	02/01/46	110	110,663
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.750	01/23/29	90	94,695
Gtd. Notes	5.550	01/23/49	20	21,906
Constellation Brands, Inc.,
Gtd. Notes	3.700	12/06/26	5	4,951
Gtd. Notes	4.400	11/15/25	10	10,198
Sr. Unsec’d. Notes	2.250	08/01/31	45	38,232

				301,191

Biotechnology 0.3%

Amgen, Inc.,
Sr. Unsec’d. Notes	2.600	08/19/26	120	116,557
Sr. Unsec’d. Notes	2.800	08/15/41	40	31,790

				148,347

Building Materials 0.2%

Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	2.400	07/15/31	35	29,679
Sr. Unsec’d. Notes, Series CB	2.500	03/15/30	30	25,968
Owens Corning,
Sr. Unsec’d. Notes	4.200	12/01/24	35	35,245
Sr. Unsec’d. Notes	4.300	07/15/47	35	29,608

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Vulcan Materials Co.,
Sr. Unsec’d. Notes	4.500%	06/15/47	5	$4,610

				125,110

Chemicals 0.3%

Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.625	10/01/44	20	18,755
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes	4.493	11/15/25	60	61,538
FMC Corp.,
Sr. Unsec’d. Notes	3.450	10/01/29	15	14,080
Sr. Unsec’d. Notes	4.500	10/01/49	15	13,132
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44	30	28,204
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40	5	3,993
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	5.250	01/15/45	10	10,320
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	4.500	06/01/47	10	9,295

				159,317

Commercial Services 0.5%

Automatic Data Processing, Inc.,
Sr. Unsec’d. Notes	1.700	05/15/28	20	18,576
California Institute of Technology,
Sr. Unsec’d. Notes	3.650	09/01/2119	15	11,655
Cintas Corp. No. 2,
Gtd. Notes	3.700	04/01/27	20	20,189
Equifax, Inc.,
Sr. Unsec’d. Notes	2.350	09/15/31	15	12,525
Sr. Unsec’d. Notes	2.600	12/01/24	30	29,110
Massachusetts Institute of Technology,
Sr. Unsec’d. Notes, Series F	2.989	07/01/50	35	29,366
President & Fellows of Harvard College,
Unsec’d. Notes	3.150	07/15/46	9	7,845
Unsec’d. Notes	3.745	11/15/52	20	19,172

See Notes to Financial Statements.

PGIM Day One Underlying Funds    55

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610%	02/15/2119	5	$3,869
Unsec’d. Notes, Series 2020	2.396	10/01/50	15	10,981
University of Southern California,
Unsec’d. Notes, Series 2017	3.841	10/01/47	10	9,568
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.125	09/12/22	20	19,985
Washington University (The),
Sr. Unsec’d. Notes, Series 2022	3.524	04/15/54	50	44,488
Yale University,
Unsec’d. Notes, Series 2020	2.402	04/15/50	45	33,436

				270,765

Computers 0.3%

Apple, Inc.,
Sr. Unsec’d. Notes	3.250	02/23/26	60	60,537
Sr. Unsec’d. Notes	3.850	08/04/46	35	33,659
Genpact Luxembourg Sarl/Genpact USA, Inc.,
Gtd. Notes	1.750	04/10/26	35	32,274
Teledyne FLIR LLC,
Sr. Unsec’d. Notes	2.500	08/01/30	5	4,247

				130,717

Diversified Financial Services 0.3%

Capital One Bank USA NA,
Sub. Notes	3.375	02/15/23	20	19,990
Discover Financial Services,
Sr. Unsec’d. Notes	4.100	02/09/27	20	19,593
Jefferies Group LLC,
Sr. Unsec’d. Notes	2.750	10/15/32	55	43,317
Mastercard, Inc.,
Sr. Unsec’d. Notes	3.375	04/01/24	15	15,104
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	25	25,088
U.S. Gov’t. Gtd. Notes, Series PP	1.400	07/15/28	45	40,518

				163,610

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 3.2%

AEP Texas, Inc.,
Sr. Unsec’d. Notes	3.450%	05/15/51	20	$16,067
Sr. Unsec’d. Notes	3.800	10/01/47	30	25,163
Sr. Unsec’d. Notes, Series I	2.100	07/01/30	70	60,017
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.750	12/01/47	15	12,942
Alabama Power Co.,
Sr. Unsec’d. Notes	3.850	12/01/42	10	8,938
Sr. Unsec’d. Notes	6.125	05/15/38	50	57,498
Ameren Illinois Co.,
Sr. Sec’d. Notes	4.150	03/15/46	25	23,688
Arizona Public Service Co.,
Sr. Unsec’d. Notes	2.600	08/15/29	5	4,483
Atlantic City Electric Co.,
First Mortgage	2.300	03/15/31	10	8,936
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	6.125	04/01/36	60	69,149
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48	20	18,627
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30	20	18,418
Commonwealth Edison Co.,
First Mortgage	4.600	08/15/43	70	70,342
Dominion Energy South Carolina, Inc.,
First Mortgage	5.450	02/01/41	20	21,651
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	20	18,061
Duke Energy Carolinas LLC,
First Mortgage	4.250	12/15/41	15	14,532
First Ref. Mortgage	4.000	09/30/42	40	37,392
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	75	71,895
Duke Energy Florida LLC,
First Mortgage	2.400	12/15/31	55	49,038
First Mortgage	6.350	09/15/37	15	17,730
Duke Energy Indiana LLC,
First Mortgage, Series YYY	3.250	10/01/49	20	16,163
Emera US Finance LP (Canada),
Gtd. Notes	2.639	06/15/31	50	42,940

See Notes to Financial Statements.

PGIM Day One Underlying Funds    57

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Entergy Louisiana LLC,
Collateral Trust	4.200%	04/01/50	5	$4,690
Entergy Texas, Inc.,
First Mortgage	1.750	03/15/31	45	37,735
Evergy Kansas Central, Inc.,
First Mortgage	4.125	03/01/42	15	13,965
Eversource Energy,
Sr. Unsec’d. Notes	4.200	06/27/24	35	35,390
Sr. Unsec’d. Notes, Series R	1.650	08/15/30	15	12,445
Exelon Corp.,
Sr. Unsec’d. Notes	5.625	06/15/35	5	5,474
Florida Power & Light Co.,
First Mortgage	3.800	12/15/42	30	28,059
First Mortgage	5.250	02/01/41	25	27,408
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	7	6,683
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	10	10,890
Nevada Power Co.,
General Ref. Mortgage, Series R	6.750	07/01/37	10	12,060
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.750	11/01/29	25	23,056
Northern States Power Co.,
First Mortgage	3.600	09/15/47	10	8,796
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	55	39,819
First Mortgage	4.000	12/01/46	15	10,766
First Mortgage	4.500	07/01/40	15	12,247
PacifiCorp,
First Mortgage	2.700	09/15/30	25	22,912
First Mortgage	5.250	06/15/35	45	47,610
First Mortgage	6.000	01/15/39	15	16,968
PECO Energy Co.,
First Mortgage	2.800	06/15/50	5	3,832
PPL Electric Utilities Corp.,
First Mortgage	4.125	06/15/44	15	13,995
First Mortgage	4.150	10/01/45	20	18,590
First Mortgage	6.250	05/15/39	10	11,666
Public Service Electric & Gas Co.,
First Mortgage, MTN	3.600	12/01/47	5	4,358

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Public Service Electric & Gas Co., (cont’d.)
First Mortgage, MTN	3.650%	09/01/28	25	$24,983
First Ref. Mortgage, MTN	3.950	05/01/42	10	9,432
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.450	11/15/31	20	17,471
Puget Energy, Inc.,
Sr. Sec’d. Notes	2.379	06/15/28	5	4,492
Sr. Sec’d. Notes	3.650	05/15/25	20	19,622
Sr. Sec’d. Notes	4.100	06/15/30	75	71,120
San Diego Gas & Electric Co.,
First Mortgage, Series RRR	3.750	06/01/47	5	4,419
First Mortgage, Series UUU	3.320	04/15/50	25	20,481
Sempra Energy,
Sr. Unsec’d. Notes	3.300	04/01/25	60	59,357
Sr. Unsec’d. Notes	4.000	02/01/48	15	13,171
Southern California Edison Co.,
First Ref. Mortgage	4.000	04/01/47	20	16,889
First Ref. Mortgage	4.650	10/01/43	40	37,617
First Ref. Mortgage, Series C	3.500	10/01/23	50	49,982
Tampa Electric Co.,
Sr. Unsec’d. Notes	4.450	06/15/49	15	14,416
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.250	05/15/32	30	28,019
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	6.000	05/15/37	20	23,002
Sr. Unsec’d. Notes, Series B	6.000	01/15/36	10	11,459
WEC Energy Group, Inc.,
Sr. Unsec’d. Notes	1.800	10/15/30	20	16,831
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	0.500	10/15/23	15	14,494
Sr. Unsec’d. Notes	1.750	03/15/27	25	22,880
Sr. Unsec’d. Notes	4.000	06/15/28	70	70,116

				1,663,337

Electronics 0.1%

Agilent Technologies, Inc.,
Sr. Unsec’d. Notes	2.300	03/12/31	50	42,785

See Notes to Financial Statements.

PGIM Day One Underlying Funds    59

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 0.1%

Magallanes, Inc.,
Gtd. Notes, 144A	5.141%	03/15/52	30	$26,212

Foods 0.2%

Hormel Foods Corp.,
Sr. Unsec’d. Notes	0.650	06/03/24	30	28,703
Mondelez International, Inc.,
Sr. Unsec’d. Notes	2.750	04/13/30	10	9,136
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	4.000	03/01/26	60	60,455

				98,294

Gas 0.2%

Atmos Energy Corp.,
Sr. Unsec’d. Notes	3.375	09/15/49	10	8,312
NiSource, Inc.,
Sr. Unsec’d. Notes	4.800	02/15/44	10	9,575
Sr. Unsec’d. Notes	5.250	02/15/43	30	30,062
Southern California Gas Co.,
First Mortgage	3.750	09/15/42	10	8,678
First Mortgage	5.125	11/15/40	15	15,340
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43	25	22,278

				94,245

Healthcare-Products 0.1%

Danaher Corp.,
Sr. Unsec’d. Notes	2.800	12/10/51	15	11,539
Stryker Corp.,
Sr. Unsec’d. Notes	3.375	05/15/24	10	10,005
Sr. Unsec’d. Notes	3.375	11/01/25	10	9,914
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	2.800	10/15/41	15	12,396

				43,854

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services 1.5%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387%	10/15/49	15	$12,481
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22	50	49,986
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021	2.780	07/01/51	10	7,324
Ascension Health,
Sr. Unsec’d. Notes, Series B	2.532	11/15/29	15	13,888
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021	1.777	11/15/30	30	25,325
Children’s Health System of Texas,
Unsec’d. Notes	2.511	08/15/50	10	6,973
Children’s Hospital Corp. (The),
Gtd. Notes, Series 2017	4.115	01/01/47	10	9,688
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	20	19,502
Elevance Health, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27	90	90,315
Sr. Unsec’d. Notes	4.625	05/15/42	35	35,178
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	15	14,355
Unsec’d. Notes, Series 2021	2.810	06/01/41	70	55,677
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	5.000	07/01/42	30	32,271
Unsec’d. Notes, Series 2020	2.955	01/01/50	10	7,713
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50	25	17,984
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2019	3.737	07/01/49	10	8,347
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	45	42,401
NYU Langone Hospitals,
Sec’d. Notes	4.368	07/01/47	15	14,087
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	30	26,633
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	5	4,645
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2042	2.719	01/01/42	15	11,439

See Notes to Financial Statements.

PGIM Day One Underlying Funds    61

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532%	10/01/29	10	$9,109
Unsec’d. Notes, Series H	2.746	10/01/26	30	29,006
Sentara Healthcare,
Sr. Unsec’d. Notes, Series 2021	2.927	11/01/51	15	11,453
Stanford Health Care,
Unsec’d. Notes	3.027	08/15/51	30	23,286
Unsec’d. Notes, Series 2018	3.795	11/15/48	15	13,611
Sutter Health,
Unsec’d. Notes, Series 2018	4.091	08/15/48	45	40,923
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.050	05/15/41	30	25,537
Sr. Unsec’d. Notes	3.750	07/15/25	90	91,699
Sr. Unsec’d. Notes	4.250	06/15/48	15	14,685

				765,521

Insurance 0.6%

Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26	70	69,903
Chubb Corp. (The),
Gtd. Notes	6.000	05/11/37	15	18,045
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29	25	24,078
Sr. Unsec’d. Notes	3.950	05/15/24	35	35,096
Corebridge Financial, Inc.,
Sr. Unsec’d. Notes, 144A	3.900	04/05/32	30	27,917
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50	50	39,199
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30	5	4,535
Loews Corp.,
Sr. Unsec’d. Notes	3.200	05/15/30	15	14,008
Markel Corp.,
Sr. Unsec’d. Notes	3.450	05/07/52	5	3,869
Sr. Unsec’d. Notes	4.300	11/01/47	15	13,149
Unum Group,
Sr. Unsec’d. Notes	4.000	06/15/29	65	61,916

				311,715

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.2%

Nucor Corp.,
Sr. Unsec’d. Notes	4.300%	05/23/27	15	$15,333
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes	3.450	04/15/30	60	54,880
Vale Overseas Ltd. (Brazil),
Gtd. Notes	6.250	08/10/26	20	21,323

				91,536

Lodging 0.1%

Marriott International, Inc.,
Sr. Unsec’d. Notes	3.600	04/15/24	5	4,990
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	45	43,406

				48,396

Machinery-Diversified 0.3%

Flowserve Corp.,
Sr. Unsec’d. Notes	2.800	01/15/32	10	7,969
John Deere Capital Corp.,
Sr. Unsec’d. Notes	2.800	01/27/23	10	9,978
Sr. Unsec’d. Notes, MTN	2.800	03/06/23	30	30,028
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.450	11/15/26	60	57,030
Gtd. Notes	4.950	09/15/28	30	29,819

				134,824

Media 0.6%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	45	31,561
Sr. Sec’d. Notes	4.800	03/01/50	15	12,371
Sr. Sec’d. Notes	5.375	04/01/38	45	41,444
Sr. Sec’d. Notes	6.484	10/23/45	75	75,806
Comcast Corp.,
Gtd. Notes	3.450	02/01/50	25	20,810
Gtd. Notes	3.750	04/01/40	10	9,150
Discovery Communications LLC,
Gtd. Notes	4.000	09/15/55	66	47,912

See Notes to Financial Statements.

PGIM Day One Underlying Funds    63

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Discovery Communications LLC, (cont’d.)
Gtd. Notes	4.125%	05/15/29	20	$18,902
Gtd. Notes	5.300	05/15/49	25	22,326
Walt Disney Co. (The),
Gtd. Notes	7.300	04/30/28	35	40,771

				321,053

Mining 0.7%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	85	90,561
Barrick PD Australia Finance Pty Ltd. (Canada),
Gtd. Notes	5.950	10/15/39	20	21,742
Freeport-McMoRan, Inc.,
Gtd. Notes	4.125	03/01/28	20	18,889
Gtd. Notes	4.375	08/01/28	55	52,351
Gtd. Notes	5.400	11/14/34	25	24,995
Kinross Gold Corp. (Canada),
Gtd. Notes	4.500	07/15/27	35	34,567
Newmont Corp.,
Gtd. Notes	2.250	10/01/30	40	34,221
Gtd. Notes	2.600	07/15/32	5	4,265
Gtd. Notes	2.800	10/01/29	45	40,671
Gtd. Notes	5.450	06/09/44	25	25,922

				348,184

Miscellaneous Manufacturing 0.2%

Carlisle Cos., Inc.,
Sr. Unsec’d. Notes	2.200	03/01/32	50	40,459
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	15	14,647
Textron, Inc.,
Sr. Unsec’d. Notes	2.450	03/15/31	50	42,360

				97,466

Oil & Gas 0.4%

Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.750	02/15/52	15	12,071

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Chevron Corp.,
Sr. Unsec’d. Notes	3.078%	05/11/50	5	$4,171
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	10	10,312
Diamondback Energy, Inc.,
Gtd. Notes	3.500	12/01/29	40	37,722
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35	20	19,379
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20	18,192
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	4.114	03/01/46	15	14,413
Phillips 66 Co.,
Gtd. Notes, 144A	3.750	03/01/28	10	9,661
Gtd. Notes, 144A	4.900	10/01/46	25	24,611
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes	1.900	08/15/30	40	33,772
Sr. Unsec’d. Notes	2.150	01/15/31	10	8,551
TotalEnergies Capital International SA (France),
Gtd. Notes	2.829	01/10/30	25	23,463
Valero Energy Corp.,
Sr. Unsec’d. Notes	4.000	04/01/29	10	9,754

				226,072

Oil & Gas Services 0.0%

Halliburton Co.,
Sr. Unsec’d. Notes	4.750	08/01/43	10	9,377

Packaging & Containers 0.1%

Berry Global, Inc.,
Sr. Sec’d. Notes	0.950	02/15/24	30	28,518
Sr. Sec’d. Notes	1.570	01/15/26	45	40,982

				69,500

Pharmaceuticals 1.5%

AbbVie, Inc.,
Sr. Unsec’d. Notes	4.250	11/21/49	40	37,545
Sr. Unsec’d. Notes	4.550	03/15/35	40	40,812

See Notes to Financial Statements.

PGIM Day One Underlying Funds    65

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

AbbVie, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.700%	05/14/45	40	$39,798
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes	2.250	05/28/31	10	9,097
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	9	9,028
Cigna Corp.,
Gtd. Notes	4.500	02/25/26	60	61,732
Gtd. Notes	4.900	12/15/48	15	15,143
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	10	10,176
Sr. Unsec’d. Notes	4.780	03/25/38	35	34,911
Sr. Unsec’d. Notes	5.125	07/20/45	35	35,767
Johnson & Johnson,
Sr. Unsec’d. Notes	3.625	03/03/37	25	25,016
Merck & Co., Inc.,
Sr. Unsec’d. Notes	2.400	09/15/22	100	99,963
Sr. Unsec’d. Notes	3.400	03/07/29	10	9,961
Mylan, Inc.,
Gtd. Notes	4.200	11/29/23	30	30,060
Gtd. Notes	5.200	04/15/48	65	52,814
Pfizer, Inc.,
Sr. Unsec’d. Notes	2.550	05/28/40	20	16,473
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.050	03/31/30	135	116,785
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	45	32,868
Gtd. Notes	4.000	06/22/50	40	27,720
Wyeth LLC,
Gtd. Notes	6.450	02/01/24	50	52,344

				758,013

Pipelines 1.6%

Energy Transfer LP,
Gtd. Notes	5.350	05/15/45	55	50,177
Sr. Unsec’d. Notes	3.900	07/15/26	55	53,748
Sr. Unsec’d. Notes	4.200	04/15/27	30	29,467
Sr. Unsec’d. Notes	4.750	01/15/26	40	40,299
Sr. Unsec’d. Notes	4.900	03/15/35	30	28,205

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP, (cont’d.)
Sr. Unsec’d. Notes	5.300%	04/15/47	10	$9,059
Sr. Unsec’d. Notes	6.000	06/15/48	15	14,682
Sr. Unsec’d. Notes	6.625	10/15/36	10	10,507
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	60	57,845
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.250	06/01/30	10	9,132
Sr. Unsec’d. Notes	3.950	03/01/50	10	8,209
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	90	78,127
Sr. Unsec’d. Notes	4.125	03/01/27	10	9,914
Sr. Unsec’d. Notes	4.500	07/15/23	20	20,102
Sr. Unsec’d. Notes	4.500	04/15/38	20	18,478
Sr. Unsec’d. Notes	4.700	04/15/48	50	44,029
ONEOK, Inc.,
Gtd. Notes	3.100	03/15/30	155	137,466
Gtd. Notes	4.450	09/01/49	20	16,395
Gtd. Notes	4.950	07/13/47	10	8,881
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	25	22,600
Sr. Unsec’d. Notes	3.800	09/15/30	5	4,547
Targa Resources Corp.,
Gtd. Notes	4.200	02/01/33	15	14,092
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	3.250	05/15/30	70	64,688
Sr. Unsec’d. Notes	4.600	03/15/48	25	23,190
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	30	29,465
Sr. Unsec’d. Notes	4.850	03/01/48	5	4,725

				808,029

Real Estate Investment Trusts (REITs) 1.0%

Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	2.500	08/16/31	50	40,290
Corporate Office Properties LP,
Gtd. Notes	2.900	12/01/33	30	23,556
CubeSmart LP,
Gtd. Notes	2.250	12/15/28	20	17,364

See Notes to Financial Statements.

PGIM Day One Underlying Funds    67

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Essex Portfolio LP,
Gtd. Notes	1.700%	03/01/28	15	$13,110
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.250	01/15/32	10	8,489
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/30	20	18,180
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series J	2.900	12/15/31	15	12,024
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	50	44,155
Sr. Unsec’d. Notes	3.200	04/01/32	25	22,537
Realty Income Corp.,
Sr. Unsec’d. Notes	3.100	12/15/29	60	56,163
Sr. Unsec’d. Notes	3.400	01/15/28	10	9,715
Simon Property Group LP,
Sr. Unsec’d. Notes	2.450	09/13/29	55	48,560
Sr. Unsec’d. Notes	3.375	10/01/24	70	69,820
Sr. Unsec’d. Notes	3.500	09/01/25	5	4,972
Sr. Unsec’d. Notes	3.750	02/01/24	10	10,022
Spirit Realty LP,
Gtd. Notes	2.700	02/15/32	25	20,177
Ventas Realty LP,
Gtd. Notes	3.850	04/01/27	10	9,812
VICI Properties LP,
Sr. Unsec’d. Notes	4.750	02/15/28	25	24,567
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	10	9,475
Weyerhaeuser Co.,
Sr. Unsec’d. Notes	4.000	04/15/30	40	38,890
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400	02/01/31	40	33,620

				535,498

Retail 0.4%

AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31	5	4,097
Sr. Unsec’d. Notes	3.750	04/18/29	30	29,133
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	3.750	02/15/24	85	85,791

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Home Depot, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	3.900%	06/15/47	20	$18,731
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes	3.100	05/03/27	20	19,582
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	4.700	12/09/35	25	26,274
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes	1.750	03/15/31	15	12,375
Sr. Unsec’d. Notes	4.700	06/15/32	20	20,590

				216,573

Semiconductors 0.3%

Broadcom, Inc.,
Gtd. Notes, 144A	3.500	02/15/41	20	15,935
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	47	40,626
Sr. Unsec’d. Notes, 144A	4.926	05/15/37	85	80,847

				137,408

Software 0.5%

Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	3.100	03/01/41	10	7,626
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.750	07/01/24	5	4,927
Sr. Unsec’d. Notes	3.850	06/01/25	15	14,991
Intuit, Inc.,
Sr. Unsec’d. Notes	1.350	07/15/27	5	4,529
Microsoft Corp.,
Sr. Unsec’d. Notes	2.921	03/17/52	22	18,520
Oracle Corp.,
Sr. Unsec’d. Notes	2.800	04/01/27	85	80,097
Sr. Unsec’d. Notes	2.950	05/15/25	75	73,122
ServiceNow, Inc.,
Sr. Unsec’d. Notes	1.400	09/01/30	30	24,452
Workday, Inc.,
Sr. Unsec’d. Notes	3.500	04/01/27	10	9,807
Sr. Unsec’d. Notes	3.700	04/01/29	25	24,136

				262,207

See Notes to Financial Statements.

PGIM Day One Underlying Funds    69

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 0.7%

AT&T, Inc.,
Sr. Unsec’d. Notes	1.700%	03/25/26	10	$9,312
Sr. Unsec’d. Notes	2.550	12/01/33	10	8,467
Sr. Unsec’d. Notes	3.500	06/01/41	100	83,901
Sr. Unsec’d. Notes	3.550	09/15/55	60	46,667
Sr. Unsec’d. Notes	3.800	12/01/57	30	24,309
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	3.000	02/15/41	85	66,087
Sr. Sec’d. Notes	3.875	04/15/30	30	28,851
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40	10	7,696
Sr. Unsec’d. Notes	3.400	03/22/41	45	38,444
Sr. Unsec’d. Notes	4.016	12/03/29	45	45,047

				358,781

Transportation 0.3%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	3.750	04/01/24	75	75,657
CSX Corp.,
Sr. Unsec’d. Notes	3.800	03/01/28	35	35,327
Sr. Unsec’d. Notes	3.800	11/01/46	10	8,928
Union Pacific Corp.,
Sr. Unsec’d. Notes	3.000	04/15/27	15	14,805
Sr. Unsec’d. Notes	3.600	09/15/37	10	9,514
Sr. Unsec’d. Notes	3.799	04/06/71	5	4,285

				148,516

TOTAL CORPORATE BONDS (cost $14,015,288)				12,542,717

MUNICIPAL BONDS 0.9%

Arizona 0.1%

Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs	4.839	01/01/41	35	37,848

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California 0.3%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263%	04/01/49	50	$63,800
Taxable, Revenue Bonds	2.574	04/01/31	15	13,912
Los Angeles Department of Water & Power, Power
System Revenue,
Revenue Bonds, BABs	5.716	07/01/39	20	23,627
State of California,
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39	30	41,108

				142,447

Illinois 0.0%

State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	25	25,413

Michigan 0.1%

Michigan Finance Authority,
Taxable, Revenue Bonds	3.384	12/01/40	15	13,358
University of Michigan,
Taxable, Revenue Bonds, Series B	2.437	04/01/40	25	20,275
Taxable, Revenue Bonds, Series B	3.504	04/01/52	30	26,839

				60,472

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	60	80,622

New York 0.1%

New York State Dormitory Authority,
Taxable, Revenue Bonds, Series C	2.202	03/15/34	30	25,364
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds, Series 174	4.458	10/01/62	15	15,209

				40,573

Ohio 0.1%

JobsOhio Beverage System,
Taxable, Revenue Bonds, Series A	2.833	01/01/38	5	4,300
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.048	12/01/56	12	11,187

See Notes to Financial Statements.

PGIM Day One Underlying Funds    71

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)

Ohio State University (The), (cont’d.)
Taxable, Revenue Bonds, Series A	4.800%	06/01/2111	25	$25,681
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	10	11,147

				52,315

Texas 0.0%

Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	15	13,160

Virginia 0.1%

University of Virginia,
Taxable, Revenue Bonds, Series B	2.584	11/01/51	40	29,087

TOTAL MUNICIPAL BONDS (cost $535,136)				481,937

SOVEREIGN BONDS 1.7%

Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.500	01/11/28	200	196,725
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26	225	222,511
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	4.500	04/22/29	200	199,700
Sr. Unsec’d. Notes, MTN	4.750	03/08/44	66	57,515
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	2.783	01/23/31	32	28,196
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	7.750	01/14/31	100	124,511
Province of Quebec (Canada),
Debentures, Series NN	7.125	02/09/24	30	31,727
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	5.100	06/18/50	25	26,630

TOTAL SOVEREIGN BONDS (cost $971,943)				887,515

U.S. GOVERNMENT AGENCY OBLIGATIONS 28.1%

Federal Home Loan Bank	3.250	11/16/28	70	71,769
Federal Home Loan Mortgage Corp.	0.375	05/05/23	105	102,935

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal Home Loan Mortgage Corp.	1.500%	10/01/50	216	$186,310
Federal Home Loan Mortgage Corp.	2.000	01/01/32	32	30,710
Federal Home Loan Mortgage Corp.	2.000	12/01/50	413	372,482
Federal Home Loan Mortgage Corp.	2.000	05/01/51	486	438,428
Federal Home Loan Mortgage Corp.	2.500	07/01/31	82	81,167
Federal Home Loan Mortgage Corp.	2.500	04/01/51	261	244,056
Federal Home Loan Mortgage Corp.	2.500	10/01/51	391	366,876
Federal Home Loan Mortgage Corp.	3.000	02/01/32	23	23,448
Federal Home Loan Mortgage Corp.	3.000	02/01/32	29	28,927
Federal Home Loan Mortgage Corp.	3.000	01/01/37	9	8,938
Federal Home Loan Mortgage Corp.	3.000	12/01/37	13	12,521
Federal Home Loan Mortgage Corp.	3.000	12/01/42	87	85,493
Federal Home Loan Mortgage Corp.	3.000	11/01/46	24	23,838
Federal Home Loan Mortgage Corp.	3.000	01/01/47	158	154,187
Federal Home Loan Mortgage Corp.	3.000	03/01/47	108	106,022
Federal Home Loan Mortgage Corp.	3.000	12/01/47	61	59,811
Federal Home Loan Mortgage Corp.	3.000	12/01/47	96	93,793
Federal Home Loan Mortgage Corp.	3.500	11/01/37	14	14,560
Federal Home Loan Mortgage Corp.	3.500	06/01/42	22	21,793
Federal Home Loan Mortgage Corp.	3.500	04/01/46	28	27,731
Federal Home Loan Mortgage Corp.	3.500	11/01/47	38	38,625
Federal Home Loan Mortgage Corp.	3.500	11/01/47	46	46,710
Federal Home Loan Mortgage Corp.	3.500	02/01/48	135	135,308
Federal Home Loan Mortgage Corp.	3.500	04/01/48	260	260,995
Federal Home Loan Mortgage Corp.	4.000	10/01/45	24	25,037
Federal Home Loan Mortgage Corp.	4.000	05/01/46	50	51,503
Federal Home Loan Mortgage Corp.	4.000	03/01/47	24	24,718
Federal Home Loan Mortgage Corp.	4.000	01/01/48	42	42,721
Federal Home Loan Mortgage Corp.	4.500	07/01/47	50	51,031
Federal Home Loan Mortgage Corp.	4.500	12/01/48	13	13,094
Federal Home Loan Mortgage Corp.	6.250	07/15/32	30	38,316
Federal National Mortgage Assoc.	0.500	06/17/25	50	46,724
Federal National Mortgage Assoc.	0.500	11/07/25	30	27,805
Federal National Mortgage Assoc.	0.750	10/08/27	30	27,101
Federal National Mortgage Assoc.	0.875	08/05/30	75	63,974
Federal National Mortgage Assoc.	1.500	10/01/50	230	198,238
Federal National Mortgage Assoc.	1.500	11/01/50	232	199,973
Federal National Mortgage Assoc.	1.500	02/01/51	200	172,522
Federal National Mortgage Assoc.	2.000	07/01/40	181	167,936
Federal National Mortgage Assoc.	2.000	01/01/41	419	388,498
Federal National Mortgage Assoc.	2.000	05/01/41	430	397,656
Federal National Mortgage Assoc.	2.000	09/01/50	312	281,874

See Notes to Financial Statements.

PGIM Day One Underlying Funds    73

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc.	2.000%	12/01/50	162	$146,277
Federal National Mortgage Assoc.	2.000	01/01/51	296	266,817
Federal National Mortgage Assoc.	2.000	03/01/51	135	121,858
Federal National Mortgage Assoc.	2.000	05/01/51	240	215,871
Federal National Mortgage Assoc.	2.500	02/05/24	65	64,585
Federal National Mortgage Assoc.	2.500	06/01/28	71	69,786
Federal National Mortgage Assoc.	2.500	01/01/32	82	81,117
Federal National Mortgage Assoc.	2.500	02/01/43	34	32,215
Federal National Mortgage Assoc.	2.500	09/01/46	32	30,355
Federal National Mortgage Assoc.	2.500	09/01/46	59	55,023
Federal National Mortgage Assoc.	2.500	05/01/50	195	182,021
Federal National Mortgage Assoc.	2.500	08/01/50	362	338,186
Federal National Mortgage Assoc.	2.500	10/01/50	408	381,689
Federal National Mortgage Assoc.	2.500	04/01/51	801	749,049
Federal National Mortgage Assoc.	2.500	08/01/51	109	102,196
Federal National Mortgage Assoc.	2.500	02/01/52	125	116,442
Federal National Mortgage Assoc.	3.000	11/01/28	43	43,290
Federal National Mortgage Assoc.	3.000	01/01/30	86	86,443
Federal National Mortgage Assoc.	3.000	12/01/36	28	27,648
Federal National Mortgage Assoc.	3.000	10/01/42	16	16,189
Federal National Mortgage Assoc.	3.000	12/01/42	98	96,477
Federal National Mortgage Assoc.	3.000	02/01/43	189	186,329
Federal National Mortgage Assoc.	3.000	04/01/43	50	49,014
Federal National Mortgage Assoc.	3.000	08/01/43	165	162,869
Federal National Mortgage Assoc.	3.000	01/01/47	161	156,835
Federal National Mortgage Assoc.	3.000	02/01/47	109	106,975
Federal National Mortgage Assoc.	3.000	01/01/50	86	83,270
Federal National Mortgage Assoc.	3.000	04/01/52	748	721,026
Federal National Mortgage Assoc.	3.500	08/01/31	30	30,803
Federal National Mortgage Assoc.	3.500	10/01/32	14	14,101
Federal National Mortgage Assoc.	3.500	06/01/33	19	19,448
Federal National Mortgage Assoc.	3.500	01/01/42	68	68,609
Federal National Mortgage Assoc.	3.500	03/01/42	65	65,521
Federal National Mortgage Assoc.	3.500	10/01/42	194	195,915
Federal National Mortgage Assoc.	3.500	11/01/42	48	47,992
Federal National Mortgage Assoc.	3.500	08/01/43	63	63,234
Federal National Mortgage Assoc.	3.500	03/01/45	106	106,294
Federal National Mortgage Assoc.	3.500	01/01/46	21	20,854
Federal National Mortgage Assoc.	3.500	12/01/46	200	200,803
Federal National Mortgage Assoc.	3.500	01/01/47	44	44,345
Federal National Mortgage Assoc.	3.500	09/01/47	68	68,731
Federal National Mortgage Assoc.	4.000	01/01/41	123	126,773

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc.	4.000%	04/01/41	68	$70,007
Federal National Mortgage Assoc.	4.000	02/01/47	65	66,681
Federal National Mortgage Assoc.	4.000	04/01/48	115	116,586
Federal National Mortgage Assoc.	4.000	12/01/48	103	104,932
Federal National Mortgage Assoc.	4.000	03/01/49	218	222,550
Federal National Mortgage Assoc.	4.000	04/01/52	244	245,822
Federal National Mortgage Assoc.	4.500	03/01/41	65	67,715
Federal National Mortgage Assoc.	4.500	02/01/44	58	60,093
Federal National Mortgage Assoc.	4.500	01/01/45	61	63,340
Federal National Mortgage Assoc.	4.500	04/01/48	35	36,197
Federal National Mortgage Assoc.	4.500	05/01/48	11	10,863
Federal National Mortgage Assoc.	4.500	08/01/48	13	13,779
Federal National Mortgage Assoc.	4.500	02/01/49	11	11,535
Federal National Mortgage Assoc.	5.000	11/01/35	83	88,298
Federal National Mortgage Assoc.	5.000	06/01/40	16	17,429
Federal National Mortgage Assoc.	5.000	03/01/42	33	34,961
Federal National Mortgage Assoc.	6.625	11/15/30	40	50,642
Government National Mortgage Assoc.	2.000	12/20/51	243	223,774
Government National Mortgage Assoc.	2.500	03/20/43	8	7,586
Government National Mortgage Assoc.	2.500	12/20/46	14	13,079
Government National Mortgage Assoc.	2.500	05/20/51	463	441,043
Government National Mortgage Assoc.	3.000	01/20/43	71	70,181
Government National Mortgage Assoc.	3.000	04/20/45	29	28,317
Government National Mortgage Assoc.	3.000	07/20/46	50	49,833
Government National Mortgage Assoc.	3.000	09/20/46	51	50,687
Government National Mortgage Assoc.	3.000	03/20/49	66	64,464
Government National Mortgage Assoc.	3.000	06/20/51	37	36,002
Government National Mortgage Assoc.	3.000	08/20/51	244	238,501
Government National Mortgage Assoc.	3.500	12/20/42	143	145,689
Government National Mortgage Assoc.	3.500	01/20/44	40	40,136
Government National Mortgage Assoc.	3.500	04/20/45	21	21,113
Government National Mortgage Assoc.	3.500	07/20/46	90	91,234
Government National Mortgage Assoc.	3.500	08/20/46	138	139,046
Government National Mortgage Assoc.	3.500	09/20/46	21	21,553
Government National Mortgage Assoc.	3.500	07/20/47	59	58,958
Government National Mortgage Assoc.	3.500	11/20/47	39	38,936
Government National Mortgage Assoc.	4.000	12/20/45	62	63,422
Government National Mortgage Assoc.	4.000	10/20/46	4	3,665
Government National Mortgage Assoc.	4.000	03/20/47	30	30,153
Government National Mortgage Assoc.	4.000	07/20/47	37	38,073
Government National Mortgage Assoc.	4.000	09/20/47	97	98,837
Government National Mortgage Assoc.	4.000	03/20/49	15	15,652

See Notes to Financial Statements.

PGIM Day One Underlying Funds    75

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Government National Mortgage Assoc.	4.500%	04/20/41	13	$13,469
Government National Mortgage Assoc.	4.500	03/20/44	33	35,360
Government National Mortgage Assoc.	4.500	12/20/44	31	32,646
Government National Mortgage Assoc.	4.500	11/20/46	16	16,435
Government National Mortgage Assoc.	4.500	01/20/47	5	5,313
Government National Mortgage Assoc.	5.000	04/20/45	25	26,257
Government National Mortgage Assoc.	5.500	12/15/33	10	10,808
Tennessee Valley Authority Sr. Unsec’d. Notes	0.750	05/15/25	25	23,551
Tennessee Valley Authority Sr. Unsec’d. Notes	1.500	09/15/31	40	34,540

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $15,417,223)				14,529,172

U.S. TREASURY OBLIGATIONS 35.9%
U.S. Treasury Bonds	1.375	11/15/40	1,200	885,563
U.S. Treasury Bonds	1.375	08/15/50	735	495,321
U.S. Treasury Bonds	1.750	08/15/41	500	390,313
U.S. Treasury Bonds	2.000	02/15/50	105	83,327
U.S. Treasury Bonds	2.250	05/15/41	1,425	1,218,820
U.S. Treasury Bonds	2.250	02/15/52	150	126,398
U.S. Treasury Bonds	2.375	05/15/51	150	129,539
U.S. Treasury Bonds	2.500	02/15/46	170	147,289
U.S. Treasury Bonds	3.250	05/15/42	15	15,019
U.S. Treasury Bonds	3.625	08/15/43	749	786,636
U.S. Treasury Bonds	6.250	08/15/23	790	816,200
U.S. Treasury Notes	0.125	09/15/23	392	379,347
U.S. Treasury Notes	0.250	09/30/25	1,420	1,309,728
U.S. Treasury Notes	0.375	04/30/25	95	88,803
U.S. Treasury Notes	0.375	01/31/26	380	349,333
U.S. Treasury Notes	0.750	03/31/26	1,990	1,849,145
U.S. Treasury Notes	0.750	04/30/26	870	807,265
U.S. Treasury Notes	0.875	06/30/26	1,110	1,031,953
U.S. Treasury Notes	1.250	11/30/26	990	930,291
U.S. Treasury Notes	1.250	12/31/26	35	32,848
U.S. Treasury Notes	1.500	11/30/28	630	584,916
U.S. Treasury Notes	2.000	08/15/25	615	599,961
U.S. Treasury Notes	2.125	07/31/24	1,140	1,122,544
U.S. Treasury Notes	2.500	04/30/24	280	277,867
U.S. Treasury Notes	2.500	05/31/24	1,055	1,047,005
U.S. Treasury Notes	2.625	02/15/29	145	144,184
U.S. Treasury Notes	2.625	07/31/29	250	249,023
U.S. Treasury Notes	2.750	07/31/27	150	150,395

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Notes	2.875%	05/15/32	335	$340,967
U.S. Treasury Notes	3.000	06/30/24	25	25,038
U.S. Treasury Notes	3.000	07/31/24	1,050	1,052,133
U.S. Treasury Notes	3.125	11/15/28	90	91,990
U.S. Treasury Notes	3.250	06/30/27	440	451,000
U.S. Treasury Notes	3.250	06/30/29	140	144,769
U.S. Treasury Strips Coupon	1.122(s)	02/15/36	35	23,554
U.S. Treasury Strips Coupon	1.225(s)	02/15/41	15	8,140
U.S. Treasury Strips Coupon	1.371(s)	05/15/42	55	27,648
U.S. Treasury Strips Coupon	1.394(s)	11/15/41	20	10,309
U.S. Treasury Strips Coupon	1.450(s)	08/15/42	15	7,432
U.S. Treasury Strips Coupon	1.463(s)	11/15/42	35	17,166
U.S. Treasury Strips Coupon	2.045(s)	11/15/36	45	29,591
U.S. Treasury Strips Coupon	2.227(s)	05/15/39	85	50,509
U.S. Treasury Strips Coupon	2.271(s)	08/15/39	185	108,904
U.S. Treasury Strips Coupon	2.350(s)	05/15/44	250	115,772

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,803,038)				18,553,955

TOTAL LONG-TERM INVESTMENTS (cost $54,262,692)				50,247,714

			Shares

SHORT-TERM INVESTMENT 1.3%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $685,374)			685,374	685,374

TOTAL INVESTMENTS 98.5% (cost $54,948,066)				50,933,088
Other assets in excess of liabilities 1.5%				752,333

NET ASSETS 100.0%				$51,685,421

Below is a list of the abbreviation(s) used in the annual report:

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    77

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Security
Credit Cards	$—	$102,996	$—
Commercial Mortgage-Backed Securities	—	3,149,422	—
Corporate Bonds	—	12,542,717	—
Municipal Bonds	—	481,937	—
Sovereign Bonds	—	887,515	—
U.S. Government Agency Obligations	—	14,529,172	—
U.S. Treasury Obligations	—	18,553,955	—
Short-Term Investment
Unaffiliated Fund	685,374	—	—

Total	$685,374	$50,247,714	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

U.S. Treasury Obligations	35.9%
U.S. Government Agency Obligations	28.1
Commercial Mortgage-Backed Securities	6.1
Banks	5.4
Electric	3.2
Sovereign Bonds	1.7
Pipelines	1.6
Healthcare-Services	1.5

Pharmaceuticals	1.5%
Unaffiliated Fund	1.3
Real Estate Investment Trusts (REITs)	1.0
Municipal Bonds	0.9
Aerospace & Defense	0.7
Telecommunications	0.7
Mining	0.7
Media	0.6

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Insurance	0.6%
Beverages	0.6
Commercial Services	0.5
Software	0.5
Oil & Gas	0.4
Retail	0.4
Auto Manufacturers	0.4
Diversified Financial Services	0.3
Chemicals	0.3
Transportation	0.3
Biotechnology	0.3
Semiconductors	0.3
Machinery-Diversified	0.3
Computers	0.3
Airlines	0.2
Building Materials	0.2
Agriculture	0.2
Credit Cards	0.2

Foods	0.2%
Miscellaneous Manufacturing	0.2
Gas	0.2
Iron/Steel	0.2
Packaging & Containers	0.1
Lodging	0.1
Healthcare-Products	0.1
Electronics	0.1
Entertainment	0.1
Auto Parts & Equipment	0.0	*
Oil & Gas Services	0.0	*

	98.5
Other assets in excess of liabilities	1.5

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Day One Underlying Funds    79

PGIM Core Conservative Bond Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $54,948,066)	$50,933,088
Receivable for investments sold	1,426,889
Receivable for Fund shares sold	585,919
Dividends and interest receivable	280,291
Prepaid expenses and other assets	12,170

Total Assets	53,238,357

Liabilities

Payable for investments purchased	1,451,597
Accrued expenses and other liabilities	82,056
Payable for Fund shares purchased	12,268
Management fee payable	6,124
Trustees’ fees payable	820
Affiliated transfer agent fee payable	71

Total Liabilities	1,552,936

Net Assets	$51,685,421

Net assets were comprised of:
Paid-in capital	$57,470,985
Total distributable earnings (loss)	(5,785,564)

Net assets, July 31, 2022	$51,685,421

Class R6

Net asset value, offering price and redemption price per share, ($51,685,421 ÷ 5,650,873 shares of beneficial interest issued and outstanding)	$9.15

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$1,158,870
Unaffiliated dividend income	2,615
Affiliated dividend income	1,071

Total income	1,162,556

Expenses
Management fee	157,463
Audit fee	55,550
Custodian and accounting fees	46,444
Legal fees and expenses	21,161
Shareholders’ reports	12,516
Trustees’ fees	9,924
Transfer agent’s fees and expenses (including affiliated expense of $398)	493
Registration fees	422
SEC registration fees	221
Miscellaneous	19,319

Total expenses	323,513
Less: Fee waiver and/or expense reimbursement	(31,756)

Net expenses	291,757

Net investment income (loss)	870,799

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(1,011,792)
Net change in unrealized appreciation (depreciation) on investments	(6,139,343)

Net gain (loss) on investment transactions	(7,151,135)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(6,280,336)

See Notes to Financial Statements.

PGIM Day One Underlying Funds    81

PGIM Core Conservative Bond Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$870,799	$804,659
Net realized gain (loss) on investment transactions	(1,011,792)	613,791
Net change in unrealized appreciation (depreciation) on investments	(6,139,343)	(1,990,566)

Net increase (decrease) in net assets resulting from operations	(6,280,336)	(572,116)

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,404,487)	(1,812,150)

Fund share transactions
Net proceeds from shares sold (4,134,711 and 2,029,244 shares, respectively)	40,966,836	21,288,669
Net asset value of shares issued in reinvestment of dividends and distributions (142,730 and 172,801 shares, respectively)	1,388,737	1,812,150
Cost of shares purchased (4,666,383 and 1,524,509 shares, respectively)	(45,765,768)	(15,898,690)

Net increase (decrease) in net assets from Fund share transactions	(3,410,195)	7,202,129

Total increase (decrease)	(11,095,018)	4,817,863

Net Assets:

Beginning of year	62,780,439	57,962,576

End of year	$51,685,421	$62,780,439

See Notes to Financial Statements.

PGIM Core Conservative Bond Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.39	$10.81	$10.12	$9.66	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.22	0.25	0.21
Net realized and unrealized gain (loss) on investment transactions	(1.16)	(0.25)	0.73	0.49	(0.34)
Total from investment operations	(1.01)	(0.12)	0.95	0.74	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.26)	(0.28)	(0.24)
Distributions from net realized gains	(0.03)	(0.09)	-	-	-
Total dividends and distributions	(0.23)	(0.30)	(0.26)	(0.28)	(0.24)
Net asset value, end of year	$9.15	$10.39	$10.81	$10.12	$9.66
Total Return(b):	(9.79)%	(1.07)%	9.50%	7.74%	(1.31)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,685	$62,780	$57,963	$46,905	$38,592
Average net assets (000)	$58,320	$62,768	$50,192	$42,668	$34,737
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses before waivers and/or expense reimbursement	0.55%	0.55%	0.67%	0.77%	0.78%
Net investment income (loss)	1.49%	1.28%	2.07%	2.55%	2.11%
Portfolio turnover rate(d)(e)	171%	194%	174%	107%	171%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    83

PGIM TIPS Fund

Schedule of Investments

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.8%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	01/15/23	8,124	$8,195,436
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/30	7,203	7,219,851
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/31	10,920	10,937,327
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	02/15/51	1,549	1,286,993
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	9,188	9,290,802
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	02/15/50	267	228,984
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375	01/15/27	5,118	5,223,576
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	04/15/24	1,026	1,038,667
U.S. Treasury Inflation Indexed Bonds, TIPS	0.500	01/15/28	4,473	4,590,083
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	11,705	12,016,901
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	1,157	1,097,150
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	4,172	4,093,711
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	74	71,863
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	01/15/29	8,659	9,112,422
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	2,098	2,152,837
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/49	2,585	2,675,825
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	1,136	1,407,538
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	1,048	1,300,666
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	3,355	3,720,475
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375	04/15/32	2,314	3,022,415

TOTAL LONG-TERM INVESTMENTS (cost $92,128,759)				88,683,522

			Shares

SHORT-TERM INVESTMENT 0.8%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $728,913)			728,913	728,913

TOTAL INVESTMENTS 98.6% (cost $92,857,672)				89,412,435
Other assets in excess of liabilities 1.4%				1,249,644

NET ASSETS 100.0%				$90,662,079

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM TIPS Fund

Schedule of Investments (continued)

as of July 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
U.S. Treasury Obligations	$—	$88,683,522	$—
Short-Term Investment
Unaffiliated Fund	728,913	—	—

Total	$728,913	$88,683,522	$—

Sector Allocations:

The sector allocations of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2022 were as follows:

U.S. Treasury Obligations	97.8%

Unaffiliated Fund	0.8%

98.6
Other assets in excess of liabilities	1.4

100.0%

See Notes to Financial Statements.

PGIM Day One Underlying Funds    85

PGIM TIPS Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $92,857,672)	$89,412,435
Receivable for investments sold	3,029,394
Receivable for Fund shares sold	917,532
Interest receivable	102,996
Prepaid expenses	95

Total Assets	93,462,452

Liabilities

Payable for investments purchased	2,704,293
Accrued expenses and other liabilities	57,017
Payable for Fund shares purchased	20,921
Management fee payable	17,181
Trustees’ fees payable	894
Affiliated transfer agent fee payable	67

Total Liabilities	2,800,373

Net Assets	$90,662,079

Net assets were comprised of:
Paid-in capital	$97,415,766
Total distributable earnings (loss)	(6,753,687)

Net assets, July 31, 2022	$90,662,079

Class R6

Net asset value, offering price and redemption price per share, ($90,662,079 ÷ 9,602,281 shares of beneficial interest issued and outstanding)	$9.44

See Notes to Financial Statements.

PGIM TIPS Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$5,912,488
Affiliated dividend income	321

Total income	5,912,809

Expenses
Management fee	192,843
Custodian and accounting fees	41,876
Audit fee	32,300
Legal fees and expenses	21,538
Trustees’ fees	10,900
Shareholders’ reports	7,995
SEC registration fees	1,530
Transfer agent’s fees and expenses (including affiliated expense of $395)	486
Registration fees	423
Miscellaneous	19,953

Total expenses	329,844

Net investment income (loss)	5,582,965

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	(842,753)
Net change in unrealized appreciation (depreciation) on investments	(8,085,886)

Net gain (loss) on investment transactions	(8,928,639)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,345,674)

See Notes to Financial Statements.

PGIM Day One Underlying Funds    87

PGIM TIPS Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5,582,965	$2,679,774
Net realized gain (loss) on investment transactions	(842,753)	1,399,665
Net change in unrealized appreciation (depreciation) on investments	(8,085,886)	1,275,072

Net increase (decrease) in net assets resulting from operations	(3,345,674)	5,354,511

Dividends and Distributions
Distributions from distributable earnings
Class R6	(8,160,025)	(4,092,491)

Fund share transactions
Net proceeds from shares sold (4,731,082 and 5,902,790 shares, respectively)	47,044,350	62,803,571
Net asset value of shares issued in reinvestment of dividends and distributions (812,739 and 384,148 shares, respectively)	8,158,022	4,092,491
Cost of shares purchased (3,680,859 and 3,114,032 shares, respectively)	(36,827,372)	(33,100,869)

Net increase (decrease) in net assets from Fund share transactions	18,375,000	33,795,193

Total increase (decrease)	6,869,301	35,057,213

Net Assets:

Beginning of year	83,792,778	48,735,565

End of year	$90,662,079	$83,792,778

See Notes to Financial Statements.

PGIM TIPS Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.83	$10.67	$9.87	$9.61	$9.86
Income (loss) from investment operations:
Net investment income (loss)	0.68	0.36	0.01	0.21	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.08)	0.32	0.94	0.30	(0.19)
Total from investment operations	(0.40)	0.68	0.95	0.51	0.09
Less Dividends and Distributions:
Dividends from net investment income	(0.78)	(0.43)	(0.15)	(0.25)	(0.34)
Distributions from net realized gains	(0.21)	(0.09)	-	-	-
Total dividends and distributions	(0.99)	(0.52)	(0.15)	(0.25)	(0.34)
Net asset value, end of year	$9.44	$10.83	$10.67	$9.87	$9.61
Total Return(b):	(3.91)%	6.49%	9.83%	5.38%	0.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$90,662	$83,793	$48,736	$35,938	$23,693
Average net assets (000)	$83,845	$79,151	$38,800	$30,412	$19,916
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.39%	0.40%	0.40%	0.40%	0.40%
Expenses before waivers and/or expense reimbursement	0.39%	0.41%	0.58%	0.72%	0.94%
Net investment income (loss)	6.66%	3.39%	0.12%	2.17%	2.83%
Portfolio turnover rate(d)	73%	72%	102%	40%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    89

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments

as of July 31, 2022

Description			Shares	Value

SHORT-TERM INVESTMENTS 100.1%

UNAFFILIATED FUND 19.8%
Dreyfus Government Cash Management (Institutional Shares)(bb) (cost $16,069,170)			16,069,170	$16,069,170

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) 80.3%
U.S. Treasury Bills	1.260%	01/26/23	21,670	21,371,419
U.S. Treasury Bills	2.796	01/26/23(bb)(k)	10,830	10,680,778
U.S. Treasury Bills	3.137	07/13/23	34,000	33,067,180

TOTAL U.S. TREASURY OBLIGATIONS (cost $65,224,725)				65,119,377

TOTAL INVESTMENTS 100.1% (cost $81,293,895)				81,188,547
Liabilities in excess of other assets(z) (0.1)%				(77,476)

NET ASSETS 100.0%				$81,111,071

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at July 31, 2022(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
59	Brent Crude	Nov. 2022	$5,984,960	$359,084
12	Coffee ’C’	Sep. 2022	977,400	(74,516)
34	Copper	Sep. 2022	3,037,475	(649,505)
137	Corn	Sep. 2022	4,221,312	(504,355)
8	Cotton No. 2	Dec. 2022	386,960	(80,215)
16	Gasoline RBOB	Sep. 2022	2,092,070	(436,655)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2022

Commodity Futures contracts outstanding at July 31, 2022(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
58	Gold 100 OZ	Dec. 2022	$10,334,440	$172,477
30	Hard Red Winter Wheat	Sep. 2022	1,311,750	(363,959)
27	Lean Hogs	Oct. 2022	1,050,030	56,880
28	Live Cattle	Oct. 2022	1,592,920	29,705
12	LME Nickel	Sep. 2022	1,699,488	(391,729)
58	LME PRI Aluminum	Sep. 2022	3,629,698	(295,873)
30	LME Zinc	Sep. 2022	2,514,195	(309,360)
25	Low Sulphur Gas Oil	Sep. 2022	2,723,125	(262,799)
156	Natural Gas	Sep. 2022	12,837,240	(787,131)
15	NY Harbor ULSD	Sep. 2022	2,235,870	(335,289)
30	Silver	Sep. 2022	3,029,550	(265,852)
27	Soft Red Winter Wheat	Sep. 2022	1,090,463	(295,278)
72	Soybean	Nov. 2022	5,286,600	(49,562)
59	Soybean Meal	Dec. 2022	2,469,150	146,955
79	Soybean Oil	Dec. 2022	3,112,284	(111,735)
60	Sugar No. 11	Oct. 2022	1,178,688	(127,914)
79	WTI Crude	Sep. 2022	7,790,980	(1,095,820)

				(5,672,446)

Short Positions:
1	LME Nickel	Sep. 2022	141,624	22,438
1	LME PRI Aluminum	Sep. 2022	62,581	(2,433)

				20,005

				$(5,652,441)

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Morgan Stanley & Co. LLC	$—	$10,187,668

See Notes to Financial Statements.

PGIM Day One Underlying Funds    91

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Unaffiliated Fund	$16,069,170	$—	$—
U.S. Treasury Obligations	—	65,119,377	—

Total	$16,069,170	$65,119,377	$—

Other Financial Instruments*
Assets
Commodity Futures Contracts	$787,539	$—	$—

Liabilities
Commodity Futures Contracts	$(6,439,980)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Allocation:

The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

U.S. Treasury Obligations	80.3%
Unaffiliated Fund	19.8

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker-variation margin futures	$787,539	*	Due from/to broker-variation margin futures	$6,439,980	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$24,621,520

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Commodity contracts	$(6,987,439)

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$73,850,631

See Notes to Financial Statements.

PGIM Day One Underlying Funds    93

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Schedule of Investments (continued)

as of July 31, 2022

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Short Positions (1)	$ 4,366,191

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $81,293,895)	$81,188,547
Due from broker—variation margin futures	810,200
Receivable for Fund shares sold	214,288
Dividends and interest receivable	15,855
Prepaid expenses and other assets	12,788

Total Assets	82,241,678

Liabilities

Deposit due to broker for centrally cleared/exchange-traded derivatives	976,957
Payable for Fund shares purchased	67,162
Accrued expenses and other liabilities	53,079
Management fee payable	32,262
Trustees’ fees payable	893
Affiliated transfer agent fee payable	254

Total Liabilities	1,130,607

Net Assets	$81,111,071

Net assets were comprised of:
Paid-in capital	$68,920,020
Total distributable earnings (loss)	12,191,051

Net assets, July 31, 2022	$81,111,071

Class Z

Net asset value, offering price and redemption price per share, ($532,076 ÷ 50,540 shares of beneficial interest issued and outstanding)	$10.53

Class R6

Net asset value, offering price and redemption price per share, ($80,578,995 ÷ 7,653,576 shares of beneficial interest issued and outstanding)	$10.53

See Notes to Financial Statements.

PGIM Day One Underlying Funds    95

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Interest income	$264,818
Unaffiliated dividend income	33,041
Affiliated dividend income	5,340

Total income	303,199

Expenses
Management fee	314,211
Custodian and accounting fees	39,341
Legal fees and expenses	38,852
Audit fee	32,199
Registration fees(a)	26,991
Trustees’ fees	10,236
Shareholders’ reports	9,989
SEC registration fees	1,796
Transfer agent’s fees and expenses (including affiliated expense of $995)(a)	1,494
Miscellaneous	15,992

Total expenses	491,101
Less: Fee waiver and/or expense reimbursement(a)	(67,851)

Net expenses	423,250

Net investment income (loss)	(120,051)

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	(261,460)
Futures transactions	24,621,520

24,360,060

Net change in unrealized appreciation (depreciation) on:
Investments	(109,598)
Futures	(6,987,439)

(7,097,037)

Net gain (loss) on investment transactions	17,263,023

Net Increase (Decrease) In Net Assets Resulting From Operations	$17,142,972

(a)	Class specific expenses and waivers were as follows:

	Class Z	Class R6
Registration fees	24,020	2,971
Transfer agent’s fees and expenses	658	836
Fee waiver and/or expense reimbursement	(24,662)	(43,189)

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(120,051)	$(288,328)
Net realized gain (loss) on investment transactions	24,360,060	20,721,303
Net change in unrealized appreciation (depreciation) on investments	(7,097,037)	(841,412)

Net increase (decrease) in net assets resulting from operations	17,142,972	19,591,563

Dividends and Distributions
Distributions from distributable earnings
Class R6	(19,775,119)	—

Fund share transactions
Net proceeds from shares sold	38,749,715	18,968,112
Net asset value of shares issued in reinvestment of dividends and distributions	19,775,119	—
Cost of shares purchased	(36,502,919)	(15,391,089)

Net increase (decrease) in net assets from Fund share transactions	22,021,915	3,577,023

Total increase (decrease)	19,389,768	23,168,586

Net Assets:

Beginning of year	61,721,303	38,552,717

End of year	$81,111,071	$61,721,303

See Notes to Financial Statements.

PGIM Day One Underlying Funds    97

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights

Class Z Shares
	December 14, 2021(a) through July 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.94
Income (loss) from investment operations:
Net investment income (loss)	0.01	(c)
Net realized and unrealized gain (loss) on investment transactions	2.58
Total from investment operations	2.59
Net asset value, end of period	$10.53
Total Return(d):	32.62%

Ratios/Supplemental Data:
Net assets, end of period (000)	$532
Average net assets (000)	$424
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.70	%(f)
Expenses before waivers and/or expense reimbursement	9.94	%(f)
Net investment income (loss)	0.08	%(f)
Portfolio turnover rate(g)	0%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Commodity Strategies Fund

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.02	$8.34	$9.44		$10.31	$10.15
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	0.01		0.14	0.04
Net realized and unrealized gain (loss) on investment transactions	2.45	3.73	(1.01)		(0.74)	0.27
Total from investment operations	2.43	3.68	(1.00)		(0.60)	0.31
Less Dividends and Distributions:
Dividends from net investment income	(3.92)	-	(0.10)		(0.27)	(0.15)
Tax return of capital distributions	-	-	(-	)(b)	-	-
Total dividends and distributions	(3.92)	-	(0.10)		(0.27)	(0.15)
Net asset value, end of year	$10.53	$12.02	$8.34		$9.44	$10.31
Total Return(c):	30.61%	44.12%	(10.74)%		(5.69)%	3.09%

Ratios/Supplemental Data:
Net assets, end of year (000)	$80,579	$61,721	$38,553		$21,123	$18,187
Average net assets (000)	$67,445	$53,974	$28,308		$19,634	$16,136
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.62%	0.64%	0.80%		0.80%	0.92%
Expenses before waivers and/or expense reimbursement	0.68%	0.71%	0.94%		1.10%	1.88%
Net investment income (loss)	(0.18)%	(0.53)%	0.17%		1.42%	0.41%
Portfolio turnover rate(e)	0%	0%	0%		0%	0%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    99

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 103.2%

COMMON STOCKS 101.2%

Aerospace & Defense 1.1%

Curtiss-Wright Corp.	466	$66,843
Hexcel Corp.	1,600	96,816

		163,659

Airlines 0.5%

Alaska Air Group, Inc.*	700	31,031
JetBlue Airways Corp.*	4,400	37,048

		68,079

Auto Components 1.2%

Adient PLC*	1,096	37,023
Gentex Corp.	3,000	84,660
Modine Manufacturing Co.*	700	9,184
Visteon Corp.*	400	51,032

		181,899

Automobiles 1.0%

Harley-Davidson, Inc.	1,600	60,496
Thor Industries, Inc.	1,110	93,606

		154,102

Banks 6.7%

Associated Banc-Corp.	1,000	20,100
Cathay General Bancorp	1,200	50,040
East West Bancorp, Inc.	1,148	82,404
First Horizon Corp.	474	10,599
FNB Corp.	9,181	109,805
Fulton Financial Corp.	1,500	25,035
Hancock Whitney Corp.	2,790	136,180
Old National Bancorp	1,300	22,633
PacWest Bancorp	912	25,563
Pinnacle Financial Partners, Inc.	630	49,833
Popular, Inc. (Puerto Rico)	320	24,854
Prosperity Bancshares, Inc.	100	7,409
Synovus Financial Corp.	1,840	74,299
UMB Financial Corp.	50	4,525
Valley National Bancorp	9,168	107,174

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Webster Financial Corp.	2,700	$125,415
Wintrust Financial Corp.	1,346	115,810

		991,678

Biotechnology 2.5%

Exelixis, Inc.*	6,123	128,093
Halozyme Therapeutics, Inc.*	1,300	63,570
United Therapeutics Corp.*	780	180,235

		371,898

Building Products 2.6%

Builders FirstSource, Inc.*	600	40,800
Carlisle Cos., Inc.	755	223,556
Owens Corning	1,354	125,570

		389,926

Capital Markets 2.3%

Affiliated Managers Group, Inc.	380	48,024
Evercore, Inc. (Class A Stock)	177	17,695
Interactive Brokers Group, Inc. (Class A Stock)	400	23,476
Janus Henderson Group PLC	1,033	26,621
Jefferies Financial Group, Inc.	3,146	102,465
Stifel Financial Corp.	2,043	122,192

		340,473

Chemicals 2.8%

Ashland Global Holdings, Inc.	340	34,160
Avient Corp.	400	17,260
Cabot Corp.	866	64,309
Chemours Co. (The)	1,563	55,627
Minerals Technologies, Inc.	100	6,681
Olin Corp.	2,940	153,674
Valvoline, Inc.	300	9,666
Westlake Corp.	658	64,050

		405,427

Commercial Services & Supplies 0.8%

Brink’s Co. (The)	100	5,694

See Notes to Financial Statements.

PGIM Day One Underlying Funds    101

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)

Clean Harbors, Inc.*	353	$34,449
Harsco Corp.*	1,000	4,810
Interface, Inc.	500	7,245
Tetra Tech, Inc.	400	61,308

		113,506

Communications Equipment 0.3%

Calix, Inc.*	600	34,224
NetScout Systems, Inc.*	488	17,363

		51,587

Construction & Engineering 2.2%

AECOM	1,569	112,968
Dycom Industries, Inc.*	310	31,980
EMCOR Group, Inc.	828	96,354
MDU Resources Group, Inc.	2,381	68,025
Sterling Infrastructure, Inc.*	600	15,426

		324,753

Construction Materials 0.9%

Eagle Materials, Inc.	1,077	136,187

Consumer Finance 0.1%

Navient Corp.	800	13,176

Containers & Packaging 0.9%

Greif, Inc. (Class A Stock)	1,746	123,303
Silgan Holdings, Inc.	300	13,350

		136,653

Diversified Consumer Services 1.0%

Grand Canyon Education, Inc.*	236	22,673
H&R Block, Inc.	600	23,976
Service Corp. International	1,250	93,075
Universal Technical Institute, Inc.*	600	4,824

		144,548

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services 0.0%

Liberty Latin America Ltd. (Chile) (Class C Stock)*	600	$4,404

Electric Utilities 0.8%

ALLETE, Inc.	400	24,828
Hawaiian Electric Industries, Inc.	1,400	59,220
OGE Energy Corp.	960	39,437

		123,485

Electrical Equipment 2.9%

Acuity Brands, Inc.	489	89,194
Encore Wire Corp.	40	5,539
EnerSys	200	13,182
Hubbell, Inc.	450	98,559
nVent Electric PLC	3,489	123,196
Regal Rexnord Corp.	690	92,667

		422,337

Electronic Equipment, Instruments & Components 3.7%

Arrow Electronics, Inc.*	600	76,902
Avnet, Inc.	2,200	105,314
Belden, Inc.	1,200	77,664
Jabil, Inc.	2,503	148,528
Littelfuse, Inc.	50	13,944
PC Connection, Inc.	400	18,972
ScanSource, Inc.*	474	15,144
TD SYNNEX Corp.	726	72,905
Vishay Intertechnology, Inc.	633	13,078
Vontier Corp.	200	5,160

		547,611

Energy Equipment & Services 0.9%

ChampionX Corp.	2,200	45,958
NOV, Inc.	1,800	33,498
Select Energy Services, Inc. (Class A Stock)*	5,700	42,579
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	1,500	16,635

		138,670

See Notes to Financial Statements.

PGIM Day One Underlying Funds    103

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 0.5%

Playtika Holding Corp.*	1,795	$22,025
World Wrestling Entertainment, Inc. (Class A Stock)	694	48,101

		70,126

Equity Real Estate Investment Trusts (REITs) 8.1%

Brixmor Property Group, Inc.	1,300	30,134
City Office REIT, Inc.	500	7,050
Cousins Properties, Inc.	2,000	61,700
DiamondRock Hospitality Co.*	800	7,424
Douglas Emmett, Inc.	3,000	70,920
EPR Properties	2,100	113,001
First Industrial Realty Trust, Inc.	100	5,195
Highwoods Properties, Inc.	2,759	98,137
Hudson Pacific Properties, Inc.	2,100	31,584
Kilroy Realty Corp.	1,500	81,270
Kite Realty Group Trust	5,200	103,428
Lamar Advertising Co. (Class A Stock)	1,646	166,345
Macerich Co. (The)	4,100	43,501
Medical Properties Trust, Inc.	725	12,499
Paramount Group, Inc.	1,500	11,775
Park Hotels & Resorts, Inc.	3,400	53,006
Pebblebrook Hotel Trust	3,300	64,548
Piedmont Office Realty Trust, Inc. (Class A Stock)	3,637	50,045
PotlatchDeltic Corp.	1,768	86,685
Spirit Realty Capital, Inc.	1,117	49,528
STORE Capital Corp.	1,300	37,726
Xenia Hotels & Resorts, Inc.*	800	13,136

		1,198,637

Food & Staples Retailing 0.8%

BJ’s Wholesale Club Holdings, Inc.*	600	40,620
Grocery Outlet Holding Corp.*	200	8,544
Performance Food Group Co.*	200	9,942
Sprouts Farmers Market, Inc.*	400	11,056
US Foods Holding Corp.*	1,300	40,950

		111,112

Food Products 2.4%

Darling Ingredients, Inc.*	2,143	148,467

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

Ingredion, Inc.	992	$90,252
Pilgrim’s Pride Corp.*	2,790	87,522
Post Holdings, Inc.*	290	25,213

		351,454

Gas Utilities 2.1%

National Fuel Gas Co.	1,900	137,446
UGI Corp.	4,082	176,179

		313,625

Health Care Equipment & Supplies 3.3%

Avanos Medical, Inc.*	700	19,859
Enovis Corp.*	100	5,972
Envista Holdings Corp.*	3,289	133,698
Haemonetics Corp.*	1,400	97,286
ICU Medical, Inc.*	41	7,264
Integra LifeSciences Holdings Corp.*	1,923	105,842
Lantheus Holdings, Inc.*	1,000	76,720
Masimo Corp.*	128	18,506
QuidelOrtho Corp.*	150	15,306
STAAR Surgical Co.*	100	8,070

		488,523

Health Care Providers & Services 1.9%

Acadia Healthcare Co., Inc.*	100	8,291
Chemed Corp.	167	80,342
Encompass Health Corp.	100	5,062
Molina Healthcare, Inc.*	92	30,150
Option Care Health, Inc.*	1,100	36,960
R1 RCM, Inc.*	400	10,000
Tenet Healthcare Corp.*	1,700	112,404

		283,209

Hotels, Restaurants & Leisure 3.2%

Boyd Gaming Corp.	600	33,306
Century Casinos, Inc.*	3,794	31,983
Choice Hotels International, Inc.	840	101,531
Churchill Downs, Inc.	650	136,370
Marriott Vacations Worldwide Corp.	240	32,861

See Notes to Financial Statements.

PGIM Day One Underlying Funds    105

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Texas Roadhouse, Inc.	349	$30,440
Travel + Leisure Co.	1,500	64,665
Wyndham Hotels & Resorts, Inc.	690	47,893

		479,049

Household Durables 1.8%

Taylor Morrison Home Corp.*	4,400	126,280
Toll Brothers, Inc.	2,696	132,589

		258,869

Independent Power & Renewable Electricity Producers 0.1%

Vistra Corp.	300	7,755

Insurance 4.1%

American Financial Group, Inc.	1,271	169,907
Hanover Insurance Group, Inc. (The)	349	47,628
Kinsale Capital Group, Inc.	350	85,123
Old Republic International Corp.	522	12,147
Reinsurance Group of America, Inc.	1,388	160,703
Unum Group	3,800	122,322

		597,830

Interactive Media & Services 0.1%

IAC/InterActiveCorp*	190	13,015

Internet & Direct Marketing Retail 0.1%

Duluth Holdings, Inc. (Class B Stock)*	800	7,712

IT Services 2.4%

Amdocs Ltd.	50	4,353
Concentrix Corp.	928	124,129
Euronet Worldwide, Inc.*	370	36,360
Genpact Ltd.	3,400	163,472
International Money Express, Inc.*	400	9,616
WEX, Inc.*	110	18,283

		356,213

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products 0.8%

Brunswick Corp.	565	$45,268
Callaway Golf Co.*	2,800	64,260
Mattel, Inc.*	300	6,960

		116,488

Life Sciences Tools & Services 1.7%

Azenta, Inc.	100	6,826
Bruker Corp.	974	66,768
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	200	5,218
Sotera Health Co.*	3,900	74,880
Syneos Health, Inc.*	1,183	93,622

		247,314

Machinery 3.6%

AGCO Corp.	1,111	121,010
Altra Industrial Motion Corp.	300	12,519
Chart Industries, Inc.*	30	5,853
Donaldson Co., Inc.	1,447	78,731
Gates Industrial Corp. PLC*	1,000	12,300
ITT, Inc.	104	7,803
Lincoln Electric Holdings, Inc.	698	98,725
Mueller Industries, Inc.	100	6,733
Oshkosh Corp.	160	13,776
Standex International Corp.	140	13,591
Terex Corp.	1,800	60,318
Timken Co. (The)	300	19,614
Titan International, Inc.*	300	5,028
Toro Co. (The)	867	74,554

		530,555

Media 0.2%

TEGNA, Inc.	1,479	30,970

Metals & Mining 3.0%

Cleveland-Cliffs, Inc.*	1,000	17,710
Commercial Metals Co.	600	23,772
Reliance Steel & Aluminum Co.	844	160,571
Ryerson Holding Corp.	600	16,440

See Notes to Financial Statements.

PGIM Day One Underlying Funds    107

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Steel Dynamics, Inc.	2,599	$202,410
United States Steel Corp.	1,000	23,650

		444,553

Multiline Retail 0.8%

Macy’s, Inc.	6,400	112,960

Multi-Utilities 0.3%

Black Hills Corp.	300	23,160
NorthWestern Corp.	272	15,082

		38,242

Oil, Gas & Consumable Fuels 4.1%

Antero Midstream Corp.	3,600	36,216
CONSOL Energy, Inc.*	1,600	98,112
EQT Corp.	1,400	61,642
HF Sinclair Corp.	100	4,782
Matador Resources Co.	800	46,224
Murphy Oil Corp.	3,800	133,532
Targa Resources Corp.	3,295	227,717

		608,225

Personal Products 0.4%

Coty, Inc. (Class A Stock)*	8,000	58,560

Pharmaceuticals 1.5%

Evolus, Inc.*	3,200	39,456
Intra-Cellular Therapies, Inc.*	1,300	70,356
Jazz Pharmaceuticals PLC*	150	23,409
Perrigo Co. PLC	2,100	87,927

		221,148

Professional Services 2.1%

ASGN, Inc.*	1,062	110,193
Insperity, Inc.	944	103,594
KBR, Inc.	300	15,969

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Korn Ferry	700	$45,857
ManpowerGroup, Inc.	421	33,011

		308,624

Real Estate Management & Development 1.0%

Jones Lang LaSalle, Inc.*	799	152,345

Road & Rail 1.7%

Knight-Swift Transportation Holdings, Inc.	500	27,475
Ryder System, Inc.	1,120	87,718
XPO Logistics, Inc.*	2,200	131,428

		246,621

Semiconductors & Semiconductor Equipment 3.9%

Amkor Technology, Inc.	3,195	64,443
Cirrus Logic, Inc.*	470	40,166
First Solar, Inc.*	100	9,917
Lattice Semiconductor Corp.*	1,100	67,650
MKS Instruments, Inc.	859	101,534
Photronics, Inc.*	3,600	85,716
Power Integrations, Inc.	700	59,507
Semtech Corp.*	970	60,460
SiTime Corp.*	400	74,392
Synaptics, Inc.*	30	4,349

		568,134

Software 3.3%

ACI Worldwide, Inc.*	1,200	34,236
Blackbaud, Inc.*	1,273	78,060
CommVault Systems, Inc.*	1,050	58,895
Envestnet, Inc.*	200	11,654
Fair Isaac Corp.*	80	36,963
Manhattan Associates, Inc.*	1,114	156,706
Paylocity Holding Corp.*	460	94,728
Qualys, Inc.*	110	13,455
Verint Systems, Inc.*	100	4,567

		489,264

See Notes to Financial Statements.

PGIM Day One Underlying Funds    109

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 2.2%

Asbury Automotive Group, Inc.*	120	$20,597
AutoNation, Inc.*	1,155	137,145
Lithia Motors, Inc.	260	68,973
Murphy USA, Inc.	290	82,464
TravelCenters of America, Inc.*	400	16,688

		325,867

Textiles, Apparel & Luxury Goods 1.1%

Capri Holdings Ltd.*	2,021	98,382
Columbia Sportswear Co.	482	35,673
Skechers USA, Inc. (Class A Stock)*	700	26,572

		160,627

Thrifts & Mortgage Finance 0.5%

MGIC Investment Corp.	5,000	70,700

Trading Companies & Distributors 1.7%

Boise Cascade Co.	200	14,142
Rush Enterprises, Inc. (Class A Stock)	124	5,976
Titan Machinery, Inc.*	200	5,626
Univar Solutions, Inc.*	4,412	119,300
Veritiv Corp.*	723	89,666
WESCO International, Inc.*	120	15,341

		250,051

Water Utilities 1.2%

Essential Utilities, Inc.	3,400	176,596

TOTAL COMMON STOCKS (cost $13,208,944)		14,919,031

EXCHANGE-TRADED FUND 2.0%
iShares Core S&P Mid-Cap ETF (cost $254,520)	1,153	289,322

TOTAL LONG-TERM INVESTMENTS (cost $13,463,464)		15,208,353

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

SHORT-TERM INVESTMENT 0.1%

UNAFFILIATED FUND

Dreyfus Government Cash Management (Institutional Shares) (cost $19,176)	19,176	$19,176

TOTAL INVESTMENTS 103.3% (cost $13,482,640)		15,227,529
Liabilities in excess of other assets (3.3)%		(486,442)

NET ASSETS 100.0%		$14,741,087

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$163,659	$—	$—
Airlines	68,079	—	—
Auto Components	181,899	—	—
Automobiles	154,102	—	—
Banks	991,678	—	—
Biotechnology	371,898	—	—
Building Products	389,926	—	—
Capital Markets	340,473	—	—
Chemicals	405,427	—	—
Commercial Services & Supplies	113,506	—	—
Communications Equipment	51,587	—	—
Construction & Engineering	324,753	—	—
Construction Materials	136,187	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds    111

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Consumer Finance	$13,176	$—	$—
Containers & Packaging	136,653	—	—
Diversified Consumer Services	144,548	—	—
Diversified Telecommunication Services	4,404	—	—
Electric Utilities	123,485	—	—
Electrical Equipment	422,337	—	—
Electronic Equipment, Instruments & Components	547,611	—	—
Energy Equipment & Services	138,670	—	—
Entertainment	70,126	—	—
Equity Real Estate Investment Trusts (REITs)	1,198,637	—	—
Food & Staples Retailing	111,112	—	—
Food Products.	351,454	—	—
Gas Utilities	313,625	—	—
Health Care Equipment & Supplies	488,523	—	—
Health Care Providers & Services	283,209	—	—
Hotels, Restaurants & Leisure	479,049	—	—
Household Durables	258,869	—	—
Independent Power & Renewable Electricity Producers	7,755	—	—
Insurance	597,830	—	—
Interactive Media & Services	13,015	—	—
Internet & Direct Marketing Retail	7,712	—	—
IT Services	356,213	—	—
Leisure Products	116,488	—	—
Life Sciences Tools & Services	247,314	—	—
Machinery	530,555	—	—
Media	30,970	—	—
Metals & Mining	444,553	—	—
Multiline Retail	112,960	—	—
Multi-Utilities	38,242	—	—
Oil, Gas & Consumable Fuels	608,225	—	—
Personal Products	58,560	—	—
Pharmaceuticals	221,148	—	—
Professional Services	308,624	—	—
Real Estate Management & Development	152,345	—	—
Road & Rail	246,621	—	—
Semiconductors & Semiconductor Equipment	568,134	—	—
Software	489,264	—	—
Specialty Retail	325,867	—	—
Textiles, Apparel & Luxury Goods	160,627	—	—
Thrifts & Mortgage Finance	70,700	—	—
Trading Companies & Distributors	250,051	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Water Utilities	$176,596	$—	$—
Exchange-Traded Fund	289,322	—	—

Short-Term Investment
Unaffiliated Fund	19,176	—	—

Total	$15,227,529	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Equity Real Estate Investment Trusts (REITs)	8.1%
Banks	6.7
Oil, Gas & Consumable Fuels	4.1
Insurance	4.1
Semiconductors & Semiconductor Equipment	3.9
Electronic Equipment, Instruments & Components	3.7
Machinery	3.6
Software	3.3
Health Care Equipment & Supplies	3.3
Hotels, Restaurants & Leisure	3.2
Metals & Mining	3.0
Electrical Equipment	2.9
Chemicals	2.8
Building Products	2.6
Biotechnology	2.5
IT Services	2.4
Food Products	2.4
Capital Markets	2.3
Specialty Retail	2.2
Construction & Engineering	2.2
Gas Utilities	2.1
Professional Services	2.1
Exchange-Traded Fund	2.0
Health Care Providers & Services	1.9
Household Durables	1.8
Trading Companies & Distributors	1.7
Life Sciences Tools & Services	1.7
Road & Rail	1.7

Pharmaceuticals	1.5%
Auto Components	1.2
Water Utilities	1.2
Aerospace & Defense	1.1
Textiles, Apparel & Luxury Goods	1.1
Automobiles	1.0
Real Estate Management & Development	1.0
Diversified Consumer Services	1.0
Energy Equipment & Services	0.9
Containers & Packaging	0.9
Construction Materials	0.9
Electric Utilities	0.8
Leisure Products	0.8
Commercial Services & Supplies	0.8
Multiline Retail	0.8
Food & Staples Retailing	0.8
Thrifts & Mortgage Finance	0.5
Entertainment	0.5
Airlines	0.5
Personal Products	0.4
Communications Equipment	0.3
Multi-Utilities	0.3
Media	0.2
Unaffiliated Fund	0.1
Consumer Finance	0.1
Interactive Media & Services	0.1
Independent Power & Renewable Electricity Producers	0.1

See Notes to Financial Statements.

PGIM Day One Underlying Funds    113

PGIM Quant Solutions Mid-Cap Core Fund

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Internet & Direct Marketing Retail	0.1%

Diversified Telecommunication Services	0.0 *%

103.3
Liabilities in excess of other assets	(3.3)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Unaffiliated investments (cost $13,482,640)	$15,227,529
Receivable for investments sold	332,464
Dividends receivable	4,853
Due from Manager	3,454
Receivable for Fund shares sold	803
Prepaid expenses	82

Total Assets	15,569,185

Liabilities

Payable for Fund shares purchased	462,495
Payable for investments purchased	315,363
Accrued expenses and other liabilities	49,359
Trustees’ fees payable	801
Affiliated transfer agent fee payable	80

Total Liabilities	828,098

Net Assets	$14,741,087

Net assets were comprised of:
Paid-in capital	$11,435,747
Total distributable earnings (loss)	3,305,340

Net assets, July 31, 2022	$14,741,087

Class R6

Net asset value, offering price and redemption price per share, ($14,741,087 ÷ 1,371,313 shares of beneficial interest issued and outstanding)	$10.75

See Notes to Financial Statements.

PGIM Day One Underlying Funds    115

PGIM Quant Solutions Mid-Cap Core Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $41 foreign withholding tax)	$304,415
Affiliated dividend income	53

Total income	304,468

Expenses
Management fee	94,772
Custodian and accounting fees	44,069
Audit fee	24,250
Legal fees and expenses	21,177
Shareholders’ reports	10,877
Trustees’ fees	9,678
Pricing fees	2,974
Transfer agent’s fees and expenses (including affiliated expense of $467)	584
Registration fees	472
Miscellaneous	20,110

Total expenses	228,963

Less: Fee waiver and/or expense reimbursement	(76,147)

Net expenses	152,816

Net investment income (loss)	151,652

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions	3,248,464
Net change in unrealized appreciation (depreciation) on investments	(3,900,167)

Net gain (loss) on investment transactions	(651,703)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(500,051)

See Notes to Financial Statements.

PGIM Quant Solutions Mid-Cap Core Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$151,652	$203,078
Net realized gain (loss) on investment transactions	3,248,464	5,896,902
Net change in unrealized appreciation (depreciation) on investments	(3,900,167)	4,461,420

Net increase (decrease) in net assets resulting from operations	(500,051)	10,561,400

Dividends and Distributions
Distributions from distributable earnings
Class R6	(4,709,837)	(184,245)

Fund share transactions
Net proceeds from shares sold (586,942 and 1,017,657 shares, respectively)	6,926,148	12,246,219
Net asset value of shares issued in reinvestment of dividends and distributions (413,144 and 16,119 shares, respectively)	4,709,837	184,245
Cost of shares purchased (1,287,830 and 1,515,726 shares, respectively)	(15,359,733)	(19,947,084)

Net increase (decrease) in net assets from Fund share transactions	(3,723,748)	(7,516,620)

Total increase (decrease)	(8,933,636)	2,860,535

Net Assets:

Beginning of year	23,674,723	20,814,188

End of year	$14,741,087	$23,674,723

See Notes to Financial Statements.

PGIM Day One Underlying Funds    117

PGIM Quant Solutions Mid-Cap Core Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.27	$9.72	$10.84	$12.08	$11.16

Income (loss) from investment operations:

Net investment income (loss)	0.10	0.09	0.10	0.11	0.09

Net realized and unrealized gain (loss) on investment transactions	(0.47)	4.54	(1.10)	(0.67)	1.16

Total from investment operations	(0.37)	4.63	(1.00)	(0.56)	1.25

Less Dividends and Distributions:

Dividends from net investment income	(0.13)	(0.08)	(0.12)	(0.09)	(0.07)

Distributions from net realized gains	(3.02)	-	-	(0.59)	(0.26)

Total dividends and distributions	(3.15)	(0.08)	(0.12)	(0.68)	(0.33)

Net asset value, end of year	$10.75	$14.27	$9.72	$10.84	$12.08

Total Return(b):	(3.86)%	47.88%	(9.42)%	(4.08)%	11.36%

Ratios/Supplemental Data:

Net assets, end of year (000)	$14,741	$23,675	$20,814	$15,360	$12,182

Average net assets (000)	$18,954	$27,862	$16,827	$13,541	$10,251

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.81%	0.85%	0.85%	0.85%	0.85%

Expenses before waivers and/or expense reimbursement	1.21%	0.97%	1.32%	1.54%	1.80%

Net investment income (loss)	0.80%	0.73%	1.02%	1.03%	0.78%

Portfolio turnover rate(d)	123%	135%	140%	120%	113%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments

as of July 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.3%

COMMON STOCKS 96.5%

Aerospace & Defense 1.5%

AAR Corp.*	34	$1,514
Aerojet Rocketdyne Holdings, Inc.*	98	4,282
AeroVironment, Inc.*	32	2,773
Axon Enterprise, Inc.*	91	10,027
Boeing Co. (The)*	659	104,985
Curtiss-Wright Corp.	41	5,881
General Dynamics Corp.	271	61,428
Hexcel Corp.	104	6,293
Howmet Aerospace, Inc.	438	16,263
Huntington Ingalls Industries, Inc.	54	11,709
Kaman Corp.	35	1,077
L3Harris Technologies, Inc.	224	53,753
Lockheed Martin Corp.	279	115,453
Mercury Systems, Inc.*	70	4,131
Moog, Inc. (Class A Stock)	30	2,569
National Presto Industries, Inc.	6	427
Northrop Grumman Corp.	171	81,892
Park Aerospace Corp.	18	220
Raytheon Technologies Corp.	1,761	164,143
Textron, Inc.	253	16,607
TransDigm Group, Inc.*	59	36,718
Triumph Group, Inc.*	86	1,336
Woodward, Inc.	75	7,853

		711,334

Air Freight & Logistics 0.6%

Atlas Air Worldwide Holdings, Inc.*	34	2,574
C.H. Robinson Worldwide, Inc.	146	16,162
Expeditors International of Washington, Inc.	195	20,719
FedEx Corp.	278	64,799
Forward Air Corp.	39	4,092
GXO Logistics, Inc.*	120	5,760
Hub Group, Inc. (Class A Stock)*	36	2,751
United Parcel Service, Inc. (Class B Stock)	866	168,775

		285,632

Airlines 0.2%

Alaska Air Group, Inc.*	163	7,226
Allegiant Travel Co.*	20	2,306
American Airlines Group, Inc.*	802	10,995

See Notes to Financial Statements.

PGIM Day One Underlying Funds    119

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Airlines (cont’d.)

Delta Air Lines, Inc.*	755	$24,009
Hawaiian Holdings, Inc.*	54	808
JetBlue Airways Corp.*	424	3,570
SkyWest, Inc.*	68	1,642
Southwest Airlines Co.*	698	26,608
Sun Country Airlines Holdings, Inc.*	40	807
United Airlines Holdings, Inc.*	407	14,957

		92,928

Auto Components 0.2%

Adient PLC*	122	4,121
American Axle & Manufacturing Holdings, Inc.*	85	757
Aptiv PLC*	320	33,565
BorgWarner, Inc.	297	11,423
Dana, Inc.	186	3,117
Dorman Products, Inc.*	29	2,932
Fox Factory Holding Corp.*	57	5,396
Gentex Corp.	288	8,127
Gentherm, Inc.*	47	3,034
Goodyear Tire & Rubber Co. (The)*	388	4,765
LCI Industries	27	3,647
Lear Corp.	68	10,278
Motorcar Parts of America, Inc.*	15	226
Patrick Industries, Inc.	31	1,882
Standard Motor Products, Inc.	20	915
Visteon Corp.*	36	4,593
XPEL, Inc.*	20	1,226

		100,004

Automobiles 2.2%

Ford Motor Co.	4,679	68,735
General Motors Co.*	1,727	62,621
Harley-Davidson, Inc.	189	7,146
Tesla, Inc.*	993	885,210
Thor Industries, Inc.	63	5,313
Winnebago Industries, Inc.	47	2,837

		1,031,862

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks 3.9%

Allegiance Bancshares, Inc.	23	$1,013
Ameris Bancorp	75	3,547
Associated Banc-Corp.	193	3,879
Banc of California, Inc.	83	1,453
BancFirst Corp.	20	2,148
Bancorp, Inc. (The)*	80	1,968
Bank of America Corp.	8,398	283,936
Bank of Hawaii Corp.	52	4,166
Bank OZK	148	5,935
BankUnited, Inc.	99	3,846
Banner Corp.	42	2,604
Berkshire Hills Bancorp, Inc.	67	1,887
Brookline Bancorp, Inc.	106	1,466
Cadence Bank	254	6,629
Cathay General Bancorp	101	4,212
Central Pacific Financial Corp.	40	947
Citigroup, Inc.	2,298	119,266
Citizens Financial Group, Inc.	581	22,061
City Holding Co.	16	1,389
Columbia Banking System, Inc.	102	3,077
Comerica, Inc.	155	12,054
Commerce Bancshares, Inc.	135	9,381
Community Bank System, Inc.	66	4,444
Cullen/Frost Bankers, Inc.	70	9,128
Customers Bancorp, Inc.*	40	1,528
CVB Financial Corp.	148	3,947
Dime Community Bancshares, Inc.	48	1,636
Eagle Bancorp, Inc.	39	1,912
East West Bancorp, Inc.	177	12,705
FB Financial Corp.	45	1,928
Fifth Third Bancorp	811	27,671
First Bancorp	56	2,121
First BanCorp. (Puerto Rico)	265	3,999
First Commonwealth Financial Corp.	129	1,912
First Financial Bancorp	127	2,837
First Financial Bankshares, Inc.	159	7,025
First Hawaiian, Inc.	163	4,155
First Horizon Corp.	668	14,936
First Republic Bank	209	34,006
FNB Corp.	444	5,310
Fulton Financial Corp.	210	3,505
Glacier Bancorp, Inc.	129	6,462

See Notes to Financial Statements.

PGIM Day One Underlying Funds    121

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Hancock Whitney Corp.	118	$5,760
Hanmi Financial Corp.	40	1,011
Heritage Financial Corp.	27	703
Hilltop Holdings, Inc.	68	1,962
Home BancShares, Inc.	194	4,578
HomeStreet, Inc.	23	858
Hope Bancorp, Inc.	126	1,895
Huntington Bancshares, Inc.	1,701	22,606
Independent Bank Corp.	56	4,693
Independent Bank Group, Inc.	39	2,758
International Bancshares Corp.	75	3,290
JPMorgan Chase & Co.	3,478	401,222
KeyCorp	1,105	20,221
Lakeland Financial Corp.	25	1,945
M&T Bank Corp.	210	37,264
National Bank Holdings Corp. (Class A Stock)	41	1,706
NBT Bancorp, Inc.	69	2,797
Northwest Bancshares, Inc.	133	1,913
OFG Bancorp (Puerto Rico)	75	2,060
Old National Bancorp	374	6,511
Pacific Premier Bancorp, Inc.	130	4,373
PacWest Bancorp	168	4,709
Park National Corp.	23	2,980
Pathward Financial, Inc.	28	944
Pinnacle Financial Partners, Inc.	88	6,961
PNC Financial Services Group, Inc. (The)	487	80,813
Preferred Bank	15	1,091
Prosperity Bancshares, Inc.	101	7,483
Regions Financial Corp.	1,107	23,446
Renasant Corp.	82	2,739
S&T Bancorp, Inc.	43	1,330
Seacoast Banking Corp. of Florida	78	2,791
ServisFirst Bancshares, Inc.	53	4,529
Signature Bank	70	12,990
Simmons First National Corp. (Class A Stock)	157	3,729
Southside Bancshares, Inc.	52	2,077
SVB Financial Group*	65	26,231
Synovus Financial Corp.	171	6,905
Texas Capital Bancshares, Inc.*	53	3,107
Tompkins Financial Corp.	15	1,157
Triumph Bancorp, Inc.*	31	2,252
Truist Financial Corp.	1,577	79,591

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Trustmark Corp.	83	$2,695
U.S. Bancorp	1,602	75,614
UMB Financial Corp.	57	5,159
Umpqua Holdings Corp.	287	5,054
United Bankshares, Inc.	155	6,005
United Community Banks, Inc.	124	4,220
Valley National Bancorp	537	6,278
Veritex Holdings, Inc.	54	1,671
Washington Federal, Inc.	73	2,491
Webster Financial Corp.	227	10,544
Wells Fargo & Co.	4,487	196,845
Westamerica BanCorp	34	2,040
Wintrust Financial Corp.	70	6,023
Zions Bancorp NA	185	10,092

		1,790,743

Beverages 1.6%

Boston Beer Co., Inc. (The) (Class A Stock)*	7	2,663
Brown-Forman Corp. (Class B Stock)	226	16,774
Celsius Holdings, Inc.*	39	3,469
Coca-Cola Co. (The)	4,619	296,401
Coca-Cola Consolidated, Inc.	9	4,617
Constellation Brands, Inc. (Class A Stock)	192	47,292
Keurig Dr. Pepper, Inc.	870	33,704
MGP Ingredients, Inc.	13	1,367
Molson Coors Beverage Co. (Class B Stock)	231	13,802
Monster Beverage Corp.*	441	43,932
National Beverage Corp.	31	1,680
PepsiCo, Inc.	1,638	286,585

		752,286

Biotechnology 1.9%

AbbVie, Inc.	2,093	300,366
Amgen, Inc.	629	155,659
Anika Therapeutics, Inc.*	17	397
Arcus Biosciences, Inc.*	50	1,329
Arrowhead Pharmaceuticals, Inc.*	122	5,189
Avid Bioservices, Inc.*	80	1,572
Biogen, Inc.*	171	36,775
Coherus Biosciences, Inc.*	77	652

See Notes to Financial Statements.

PGIM Day One Underlying Funds    123

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)

Cytokinetics, Inc.*	103	$4,360
Dynavax Technologies Corp.*	100	1,438
Eagle Pharmaceuticals, Inc.*	14	556
Emergent BioSolutions, Inc.*	62	2,148
Enanta Pharmaceuticals, Inc.*	20	1,103
Exelixis, Inc.*	412	8,619
Gilead Sciences, Inc.	1,482	88,549
Halozyme Therapeutics, Inc.*	178	8,704
Incyte Corp.*	219	17,012
Ironwood Pharmaceuticals, Inc.*	195	2,233
iTeos Therapeutics, Inc.*	20	489
Ligand Pharmaceuticals, Inc.*	22	2,025
Moderna, Inc.*	410	67,277
Myriad Genetics, Inc.*	91	2,401
Neurocrine Biosciences, Inc.*	109	10,260
Organogenesis Holdings, Inc.*	85	488
Regeneron Pharmaceuticals, Inc.*	128	74,456
REGENXBIO, Inc.*	46	1,443
uniQure NV (Netherlands)*	45	1,141
United Therapeutics Corp.*	62	14,326
Vanda Pharmaceuticals, Inc.*	54	582
Vericel Corp.*	57	1,855
Vertex Pharmaceuticals, Inc.*	300	84,123
Vir Biotechnology, Inc.*	90	2,503
Xencor, Inc.*	88	2,525

		902,555

Building Products 0.6%

A.O. Smith Corp.	159	10,060
AAON, Inc.	44	2,647
Allegion PLC	101	10,676
American Woodmark Corp.*	31	1,557
Apogee Enterprises, Inc.	28	1,165
Builders FirstSource, Inc.*	200	13,600
Carlisle Cos., Inc.	59	17,470
Carrier Global Corp.	1,003	40,652
Fortune Brands Home & Security, Inc.	146	10,173
Gibraltar Industries, Inc.*	46	2,152
Griffon Corp.	68	2,041
Insteel Industries, Inc.	29	908
Johnson Controls International PLC	821	44,260

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Building Products (cont’d.)

Lennox International, Inc.	49	$11,737
Masco Corp.	275	15,229
Owens Corning	125	11,593
PGT Innovations, Inc.*	83	1,818
Quanex Building Products Corp.	23	566
Resideo Technologies, Inc.*	190	4,277
Simpson Manufacturing Co., Inc.	57	5,887
Trane Technologies PLC	276	40,569
Trex Co., Inc.*	129	8,323
UFP Industries, Inc.	78	7,192

		264,552

Capital Markets 2.7%

Affiliated Managers Group, Inc.	42	5,308
Ameriprise Financial, Inc.	138	37,249
B. Riley Financial, Inc.	16	825
Bank of New York Mellon Corp. (The)	876	38,071
BlackRock, Inc.	168	112,422
Blucora, Inc.*	46	920
Brightsphere Investment Group, Inc.	32	605
Cboe Global Markets, Inc.	130	16,039
Charles Schwab Corp. (The)	1,786	123,323
CME Group, Inc.	424	84,580
Donnelley Financial Solutions, Inc.*	45	1,530
Evercore, Inc. (Class A Stock)	44	4,399
FactSet Research Systems, Inc.	42	18,047
Federated Hermes, Inc.	124	4,230
Franklin Resources, Inc.	350	9,608
Goldman Sachs Group, Inc. (The)	406	135,356
Interactive Brokers Group, Inc. (Class A Stock)	113	6,632
Intercontinental Exchange, Inc.	657	67,007
Invesco Ltd.	418	7,415
Janus Henderson Group PLC	224	5,773
Jefferies Financial Group, Inc.	256	8,338
MarketAxess Holdings, Inc.	46	12,456
Moody’s Corp.	187	58,017
Morgan Stanley	1,657	139,685
MSCI, Inc.	92	44,283
Nasdaq, Inc.	134	24,241
Northern Trust Corp.	244	24,346
Piper Sandler Cos.	20	2,524

See Notes to Financial Statements.

PGIM Day One Underlying Funds    125

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Raymond James Financial, Inc.	227	$22,353
S&P Global, Inc.	408	153,787
SEI Investments Co.	133	7,363
State Street Corp.	434	30,831
Stifel Financial Corp.	119	7,117
StoneX Group, Inc.*	19	1,655
T. Rowe Price Group, Inc.	266	32,843
Virtus Investment Partners, Inc.	10	2,063
WisdomTree Investments, Inc.	69	359

		1,251,600

Chemicals 1.8%

AdvanSix, Inc.	44	1,729
Air Products & Chemicals, Inc.	258	64,043
Albemarle Corp.	146	35,669
American Vanguard Corp.	23	538
Ashland Global Holdings, Inc.	61	6,129
Avient Corp.	107	4,617
Balchem Corp.	44	5,973
Cabot Corp.	65	4,827
Celanese Corp.	138	16,216
CF Industries Holdings, Inc.	245	23,395
Chemours Co. (The)	203	7,225
Corteva, Inc.	856	49,263
Dow, Inc.	861	45,814
DuPont de Nemours, Inc.	598	36,616
Eastman Chemical Co.	149	14,294
Ecolab, Inc.	293	48,395
FMC Corp.	158	17,554
FutureFuel Corp.	23	165
GCP Applied Technologies, Inc.*	62	1,953
Hawkins, Inc.	15	596
HB Fuller Co.	70	4,494
Ingevity Corp.*	41	2,751
Innospec, Inc.	33	3,366
International Flavors & Fragrances, Inc.	302	37,463
Koppers Holdings, Inc.	15	353
Linde PLC (United Kingdom)	596	179,992
Livent Corp.*	192	4,779
LyondellBasell Industries NV (Class A Stock)	305	27,182
Mativ, Inc.	86	1,879

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Chemicals (cont’d.)

Minerals Technologies, Inc.	30	$2,004
Mosaic Co. (The)	428	22,539
Olin Corp.	171	8,938
PPG Industries, Inc.	279	36,072
Quaker Chemical Corp.	18	2,920
Rayonier Advanced Materials, Inc.*	46	163
RPM International, Inc.	161	14,554
Scotts Miracle-Gro Co. (The)	54	4,803
Sensient Technologies Corp.	47	4,041
Sherwin-Williams Co. (The)	282	68,227
Stepan Co.	27	3,030
Tredegar Corp.	15	157
Trinseo PLC	49	1,753
Valvoline, Inc.	219	7,056

		823,527

Commercial Services & Supplies 0.6%

ABM Industries, Inc.	91	4,080
Brady Corp. (Class A Stock)	65	3,110
Brink’s Co. (The)	57	3,246
Cintas Corp.	101	42,974
Clean Harbors, Inc.*	59	5,758
Copart, Inc.*	250	32,025
CoreCivic, Inc.*	103	1,109
Deluxe Corp.	54	1,358
GEO Group, Inc. (The)*	120	787
Harsco Corp.*	74	356
Healthcare Services Group, Inc.	88	1,262
HNI Corp.	52	1,837
IAA, Inc.*	149	5,622
Interface, Inc.	46	667
KAR Auction Services, Inc.*	162	2,770
Matthews International Corp. (Class A Stock)	31	866
MillerKnoll, Inc.	105	3,162
MSA Safety, Inc.	49	6,289
Pitney Bowes, Inc.	172	562
Republic Services, Inc.	243	33,694
Rollins, Inc.	285	10,992
Stericycle, Inc.*	121	5,671
Tetra Tech, Inc.	73	11,189
UniFirst Corp.	21	4,114

See Notes to Financial Statements.

PGIM Day One Underlying Funds    127

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)

Viad Corp.*	23	$777
Waste Management, Inc.	451	74,217

		258,494

Communications Equipment 0.8%

ADTRAN Holdings, Inc.	65	1,566
Arista Networks, Inc.*	263	30,674
CalAmp Corp.*	23	108
Calix, Inc.*	70	3,993
Ciena Corp.*	187	9,649
Cisco Systems, Inc.	4,923	223,357
Comtech Telecommunications Corp.	25	291
Digi International, Inc.*	23	655
Extreme Networks, Inc.*	173	2,263
F5, Inc.*	76	12,719
Harmonic, Inc.*	139	1,518
Juniper Networks, Inc.	403	11,296
Lumentum Holdings, Inc.*	86	7,780
Motorola Solutions, Inc.	198	47,241
NETGEAR, Inc.*	39	1,005
NetScout Systems, Inc.*	83	2,953
Plantronics, Inc.*	41	1,631
Viasat, Inc.*	84	2,766
Viavi Solutions, Inc.*	303	4,484

		365,949

Construction & Engineering 0.2%

AECOM	160	11,520
Arcosa, Inc.	67	3,455
Comfort Systems USA, Inc.	52	5,494
Dycom Industries, Inc.*	45	4,642
EMCOR Group, Inc.	58	6,750
Fluor Corp.*	168	4,269
Granite Construction, Inc.	47	1,405
MasTec, Inc.*	75	5,920
MDU Resources Group, Inc.	251	7,171
MYR Group, Inc.*	24	2,286
NV5 Global, Inc.*	20	2,712

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)

Quanta Services, Inc.	169	$23,445
Valmont Industries, Inc.	30	8,144

		87,213

Construction Materials 0.1%

Eagle Materials, Inc.	47	5,943
Martin Marietta Materials, Inc.	68	23,941
Vulcan Materials Co.	153	25,296

		55,180

Consumer Finance 0.5%

American Express Co.	720	110,894
Bread Financial Holdings, Inc.	69	2,733
Capital One Financial Corp.	465	51,071
Discover Financial Services	330	33,330
Encore Capital Group, Inc.*	29	2,100
Enova International, Inc.*	39	1,346
EZCORP, Inc. (Class A Stock)*	31	249
FirstCash Holdings, Inc.	53	3,883
Green Dot Corp. (Class A Stock)*	65	1,827
LendingTree, Inc.*	14	638
Navient Corp.	204	3,360
PRA Group, Inc.*	62	2,470
PROG Holdings, Inc.*	61	1,124
SLM Corp.	345	5,382
Synchrony Financial	593	19,854
World Acceptance Corp.*	8	886

		241,147

Containers & Packaging 0.3%

Amcor PLC	1,777	23,012
AptarGroup, Inc.	73	7,866
Avery Dennison Corp.	94	17,903
Ball Corp.	375	27,532
Greif, Inc. (Class A Stock)	34	2,401
International Paper Co.	439	18,776
Myers Industries, Inc.	27	657
O-I Glass, Inc.*	192	2,824
Packaging Corp. of America	108	15,186

See Notes to Financial Statements.

PGIM Day One Underlying Funds    129

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)

Sealed Air Corp.	164	$10,024
Silgan Holdings, Inc.	113	5,029
Sonoco Products Co.	122	7,746
Westrock Co.	302	12,793

		151,749

Distributors 0.1%

Genuine Parts Co.	163	24,918
LKQ Corp.	305	16,726
Pool Corp.	46	16,454

		58,098

Diversified Consumer Services 0.1%

Adtalem Global Education, Inc.*	44	1,764
American Public Education, Inc.*	15	236
Frontdoor, Inc.*	100	2,677
Graham Holdings Co. (Class B Stock)	9	5,350
Grand Canyon Education, Inc.*	37	3,555
H&R Block, Inc.	183	7,313
Perdoceo Education Corp.*	69	945
Service Corp. International	198	14,743
Strategic Education, Inc.	23	1,652
Stride, Inc.*	50	2,234
WW International, Inc.*	54	359

		40,828

Diversified Financial Services 1.4%

Berkshire Hathaway, Inc. (Class B Stock)*	2,140	643,284
Voya Financial, Inc.	115	6,918

		650,202

Diversified Telecommunication Services 0.9%

AT&T, Inc.	8,481	159,273
ATN International, Inc.	15	690
Cogent Communications Holdings, Inc.	54	3,446
Consolidated Communications Holdings, Inc.*	46	304
Iridium Communications, Inc.*	148	6,617

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)

Lumen Technologies, Inc.	1,141	$12,425
Verizon Communications, Inc.	4,977	229,888

		412,643

Electric Utilities 1.8%

ALLETE, Inc.	67	4,159
Alliant Energy Corp.	294	17,913
American Electric Power Co., Inc.	608	59,924
Constellation Energy Corp.	387	25,581
Duke Energy Corp.	912	100,256
Edison International	450	30,496
Entergy Corp.	237	27,286
Evergy, Inc.	287	19,591
Eversource Energy	405	35,729
Exelon Corp.	1,159	53,882
FirstEnergy Corp.	673	27,660
Hawaiian Electric Industries, Inc.	140	5,922
IDACORP, Inc.	68	7,597
NextEra Energy, Inc.	2,327	196,608
NRG Energy, Inc.	301	11,363
OGE Energy Corp.	256	10,516
Pinnacle West Capital Corp.	132	9,698
PNM Resources, Inc.	99	4,779
Portland General Electric Co.	100	5,134
PPL Corp.	871	25,329
Southern Co. (The)	1,259	96,805
Xcel Energy, Inc.	645	47,201

		823,429

Electrical Equipment 0.6%

Acuity Brands, Inc.	37	6,749
AMETEK, Inc.	273	33,716
AZZ, Inc.	34	1,446
Eaton Corp. PLC	472	70,040
Emerson Electric Co.	703	63,319
Encore Wire Corp.	32	4,431
EnerSys	48	3,164
Generac Holdings, Inc.*	78	20,927
Hubbell, Inc.	62	13,579
nVent Electric PLC	207	7,309

See Notes to Financial Statements.

PGIM Day One Underlying Funds    131

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)

Powell Industries, Inc.	8	$192
Regal Rexnord Corp.	84	11,281
Rockwell Automation, Inc.	146	37,271
Sunrun, Inc.*	282	9,219
Vicor Corp.*	29	2,116

		284,759

Electronic Equipment, Instruments & Components 0.9%

Advanced Energy Industries, Inc.	41	3,669
Amphenol Corp. (Class A Stock)	706	54,454
Arlo Technologies, Inc.*	76	534
Arrow Electronics, Inc.*	86	11,023
Avnet, Inc.	120	5,744
Badger Meter, Inc.	31	2,982
Belden, Inc.	52	3,365
Benchmark Electronics, Inc.	39	998
CDW Corp.	159	28,863
Cognex Corp.	221	11,267
Corning, Inc.	898	33,010
CTS Corp.	31	1,261
ePlus, Inc.*	36	2,001
Fabrinet (Thailand)*	39	3,746
FARO Technologies, Inc.*	31	1,008
II-VI, Inc.*	152	8,001
Insight Enterprises, Inc.*	39	3,643
IPG Photonics Corp.*	48	5,116
Itron, Inc.*	45	2,628
Jabil, Inc.	164	9,732
Keysight Technologies, Inc.*	215	34,959
Knowles Corp.*	100	1,975
Littelfuse, Inc.	27	7,530
Methode Electronics, Inc.	51	2,103
National Instruments Corp.	171	6,498
Novanta, Inc.*	40	6,168
OSI Systems, Inc.*	25	2,417
PC Connection, Inc.	15	711
Plexus Corp.*	29	2,725
Rogers Corp.*	27	7,270
Sanmina Corp.*	86	3,960
ScanSource, Inc.*	31	990
TD SYNNEX Corp.	45	4,519

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)

TE Connectivity Ltd. (Switzerland)	381	$50,951
Teledyne Technologies, Inc.*	51	19,961
Trimble, Inc.*	294	20,412
TTM Technologies, Inc.*	116	1,569
Vishay Intertechnology, Inc.	166	3,430
Vontier Corp.	212	5,470
Zebra Technologies Corp. (Class A Stock)*	56	20,031

		396,694

Energy Equipment & Services 0.3%

Archrock, Inc.	178	1,502
Baker Hughes Co.	1,106	28,413
Bristow Group, Inc.*	38	980
ChampionX Corp.	276	5,766
Core Laboratories NV	55	1,042
DMC Global, Inc.*	24	546
Dril-Quip, Inc.*	39	1,000
Halliburton Co.	1,069	31,322
Helix Energy Solutions Group, Inc.*	108	436
Helmerich & Payne, Inc.	122	5,649
Nabors Industries Ltd.*	14	1,995
NOV, Inc.	519	9,659
Oceaneering International, Inc.*	143	1,519
Oil States International, Inc.*	54	275
Patterson-UTI Energy, Inc.	286	4,733
ProPetro Holding Corp.*	66	694
RPC, Inc.*	69	563
Schlumberger NV	1,675	62,025
U.S. Silica Holdings, Inc.*	62	858

		158,977

Entertainment 1.2%

Activision Blizzard, Inc.	925	73,954
Cinemark Holdings, Inc.*	126	2,309
Electronic Arts, Inc.	333	43,700
Live Nation Entertainment, Inc.*	159	14,944
Marcus Corp. (The)*	15	246
Netflix, Inc.*	522	117,398
Take-Two Interactive Software, Inc.*	183	24,290
Walt Disney Co. (The)*	2,158	228,964

See Notes to Financial Statements.

PGIM Day One Underlying Funds    133

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)

Warner Bros Discovery, Inc.*	2,616	$39,240
World Wrestling Entertainment, Inc. (Class A Stock)	50	3,465

		548,510

Equity Real Estate Investment Trusts (REITs) 3.2%

Acadia Realty Trust	95	1,627
Agree Realty Corp.	81	6,447
Alexander & Baldwin, Inc.	98	1,951
Alexandria Real Estate Equities, Inc.	182	30,172
American Assets Trust, Inc.	74	2,237
American Campus Communities, Inc.	176	11,496
American Tower Corp.	546	147,873
Apartment Income REIT Corp.	201	9,113
Armada Hoffler Properties, Inc.	82	1,163
AvalonBay Communities, Inc.	163	34,872
Boston Properties, Inc.	165	15,041
Brandywine Realty Trust	231	2,160
Brixmor Property Group, Inc.	391	9,063
Camden Property Trust	127	17,920
CareTrust REIT, Inc.	109	2,251
Centerspace	15	1,288
Chatham Lodging Trust*	69	839
Community Healthcare Trust, Inc.	21	818
Corporate Office Properties Trust	150	4,223
Cousins Properties, Inc.	203	6,263
Crown Castle International Corp.	510	92,137
DiamondRock Hospitality Co.*	284	2,636
Digital Realty Trust, Inc.	333	44,106
Diversified Healthcare Trust	239	413
Douglas Emmett, Inc.	210	4,964
Duke Realty Corp.	455	28,465
Easterly Government Properties, Inc.	115	2,331
EastGroup Properties, Inc.	56	9,550
EPR Properties	91	4,897
Equinix, Inc.	103	72,485
Equity Residential	404	31,670
Essential Properties Realty Trust, Inc.	145	3,497
Essex Property Trust, Inc.	80	22,922
Extra Space Storage, Inc.	156	29,565
Federal Realty OP LP	81	8,554
First Industrial Realty Trust, Inc.	158	8,208

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Four Corners Property Trust, Inc.	86	$2,514
Franklin Street Properties Corp.	131	496
Getty Realty Corp.	42	1,232
Global Net Lease, Inc.	142	2,143
Healthcare Realty Trust, Inc.	400	10,500
Healthpeak Properties, Inc.	635	17,545
Hersha Hospitality Trust*	15	151
Highwoods Properties, Inc.	125	4,446
Host Hotels & Resorts, Inc.	884	15,744
Hudson Pacific Properties, Inc.	199	2,993
Independence Realty Trust, Inc.	273	6,061
Industrial Logistics Properties Trust	77	772
Innovative Industrial Properties, Inc.	36	3,471
Iron Mountain, Inc.	341	16,535
iStar, Inc.	93	1,554
JBG SMITH Properties	159	4,045
Kilroy Realty Corp.	120	6,502
Kimco Realty Corp.	765	16,914
Kite Realty Group Trust	264	5,251
Lamar Advertising Co. (Class A Stock)	99	10,005
Life Storage, Inc.	97	12,211
LTC Properties, Inc.	46	1,927
LXP Industrial Trust	352	3,861
Macerich Co. (The)	289	3,066
Medical Properties Trust, Inc.	739	12,740
Mid-America Apartment Communities, Inc.	136	25,259
National Retail Properties, Inc.	214	10,189
National Storage Affiliates Trust	103	5,649
NexPoint Residential Trust, Inc.	31	2,063
Office Properties Income Trust	49	1,018
Omega Healthcare Investors, Inc.	275	8,525
Orion Office REIT, Inc.	73	799
Park Hotels & Resorts, Inc.	315	4,911
Pebblebrook Hotel Trust	163	3,188
Physicians Realty Trust	279	4,958
PotlatchDeltic Corp.	93	4,560
Prologis, Inc.	875	115,990
Public Storage	180	58,754
Rayonier, Inc.	183	6,908
Realty Income Corp.	712	52,681
Regency Centers Corp.	176	11,340
Retail Opportunity Investments Corp.	133	2,322

See Notes to Financial Statements.

PGIM Day One Underlying Funds    135

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)

Rexford Industrial Realty, Inc.	188	$12,297
RPT Realty	112	1,217
Sabra Health Care REIT, Inc.	279	4,294
Safehold, Inc.	21	895
Saul Centers, Inc.	8	418
SBA Communications Corp.	121	40,631
Service Properties Trust	190	1,243
Simon Property Group, Inc.	386	41,935
SITE Centers Corp.	223	3,258
SL Green Realty Corp.	77	3,823
Spirit Realty Capital, Inc.	155	6,873
STORE Capital Corp.	325	9,432
Summit Hotel Properties, Inc.*	143	1,123
Sunstone Hotel Investors, Inc.*	200	2,266
Tanger Factory Outlet Centers, Inc.	115	1,871
UDR, Inc.	352	17,037
Uniti Group, Inc.	309	3,081
Universal Health Realty Income Trust	20	1,078
Urban Edge Properties	131	2,152
Urstadt Biddle Properties, Inc. (Class A Stock)	15	276
Ventas, Inc.	472	25,384
Veris Residential, Inc.*	100	1,395
VICI Properties, Inc.	1,140	38,977
Vornado Realty Trust	200	6,078
Washington Real Estate Investment Trust	100	2,217
Welltower, Inc.	538	46,451
Weyerhaeuser Co.	878	31,889
Whitestone REIT	23	258
Xenia Hotels & Resorts, Inc.*	125	2,053

		1,464,912

Food & Staples Retailing 1.4%

Andersons, Inc. (The)	45	1,628
BJ’s Wholesale Club Holdings, Inc.*	156	10,561
Casey’s General Stores, Inc.	52	10,538
Chefs’ Warehouse, Inc. (The)*	53	1,834
Costco Wholesale Corp.	523	283,100
Grocery Outlet Holding Corp.*	109	4,656
Kroger Co. (The)	777	36,084
Performance Food Group Co.*	187	9,296
PriceSmart, Inc.	31	2,058

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)

SpartanNash Co.	50	$1,614
Sprouts Farmers Market, Inc.*	145	4,008
Sysco Corp.	603	51,195
United Natural Foods, Inc.*	63	2,678
Walgreens Boots Alliance, Inc.	847	33,558
Walmart, Inc.	1,661	219,335

		672,143

Food Products 1.1%

Archer-Daniels-Midland Co.	666	55,125
B&G Foods, Inc.	90	2,224
Calavo Growers, Inc.	23	927
Cal-Maine Foods, Inc.	41	2,095
Campbell Soup Co.	247	12,189
Conagra Brands, Inc.	567	19,397
Darling Ingredients, Inc.*	185	12,817
Flowers Foods, Inc.	258	7,330
Fresh Del Monte Produce, Inc.	39	1,159
General Mills, Inc.	711	53,176
Hain Celestial Group, Inc. (The)*	113	2,571
Hershey Co. (The)	171	38,981
Hormel Foods Corp.	333	16,430
Hostess Brands, Inc.*	200	4,524
Ingredion, Inc.	74	6,733
J & J Snack Foods Corp.	21	2,846
J.M. Smucker Co. (The)	134	17,731
John B. Sanfilippo & Son, Inc.	13	974
Kellogg Co.	299	22,102
Kraft Heinz Co. (The)	841	30,974
Lamb Weston Holdings, Inc.	177	14,100
Lancaster Colony Corp.	30	3,971
McCormick & Co., Inc.	292	25,506
Mondelez International, Inc. (Class A Stock)	1,636	104,769
Pilgrim’s Pride Corp.*	62	1,945
Post Holdings, Inc.*	63	5,477
Seneca Foods Corp. (Class A Stock)*	12	683
Simply Good Foods Co. (The)*	109	3,556
Tootsie Roll Industries, Inc.	15	527

See Notes to Financial Statements.

PGIM Day One Underlying Funds    137

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Food Products (cont’d.)

TreeHouse Foods, Inc.*	74	$3,213
Tyson Foods, Inc. (Class A Stock)	343	30,187

		504,239

Gas Utilities 0.2%

Atmos Energy Corp.	163	19,786
Chesapeake Utilities Corp.	29	3,977
National Fuel Gas Co.	99	7,162
New Jersey Resources Corp.	117	5,404
Northwest Natural Holding Co.	43	2,308
ONE Gas, Inc.	67	5,691
South Jersey Industries, Inc.	157	5,382
Southwest Gas Holdings, Inc.	77	6,696
Spire, Inc.	59	4,439
UGI Corp.	244	10,531

		71,376

Health Care Equipment & Supplies 2.6%

Abbott Laboratories	2,074	225,734
ABIOMED, Inc.*	54	15,823
Align Technology, Inc.*	85	23,882
AngioDynamics, Inc.*	53	1,203
Artivion, Inc.*	23	451
Avanos Medical, Inc.*	62	1,759
Baxter International, Inc.	596	34,961
Becton, Dickinson & Co.	335	81,844
BioLife Solutions, Inc.*	40	771
Boston Scientific Corp.*	1,694	69,539
Cardiovascular Systems, Inc.*	44	678
CONMED Corp.	44	4,296
Cooper Cos., Inc. (The)	50	16,350
Cutera, Inc.*	18	836
DENTSPLY SIRONA, Inc.	268	9,691
Dexcom, Inc.*	463	38,003
Edwards Lifesciences Corp.*	735	73,897
Embecta Corp.*	73	2,148
Enovis Corp.*	60	3,583
Envista Holdings Corp.*	200	8,130
Glaukos Corp.*	50	2,692
Globus Medical, Inc. (Class A Stock)*	95	5,576

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)

Haemonetics Corp.*	70	$4,864
Heska Corp.*	16	1,464
Hologic, Inc.*	295	21,057
ICU Medical, Inc.*	29	5,138
IDEXX Laboratories, Inc.*	90	35,926
Inari Medical, Inc.*	40	3,103
Inogen, Inc.*	25	696
Integer Holdings Corp.*	47	3,285
Integra LifeSciences Holdings Corp.*	85	4,678
Intuitive Surgical, Inc.*	425	97,822
Lantheus Holdings, Inc.*	78	5,984
LeMaitre Vascular, Inc.	18	906
LivaNova PLC*	54	3,438
Masimo Corp.*	70	10,121
Medtronic PLC	1,588	146,922
Meridian Bioscience, Inc.*	34	1,076
Merit Medical Systems, Inc.*	69	3,966
Mesa Laboratories, Inc.	8	1,706
Neogen Corp.*	154	3,562
NuVasive, Inc.*	54	2,836
Omnicell, Inc.*	52	5,726
OraSure Technologies, Inc.*	34	104
Orthofix Medical, Inc.*	23	590
Penumbra, Inc.*	48	6,690
QuidelOrtho Corp.*	59	6,020
ResMed, Inc.	169	40,648
Shockwave Medical, Inc.*	45	9,492
STAAR Surgical Co.*	65	5,245
STERIS PLC	127	28,658
Stryker Corp.	397	85,256
Surmodics, Inc.*	15	522
Tandem Diabetes Care, Inc.*	85	5,628
Teleflex, Inc.	54	12,985
Varex Imaging Corp.*	55	1,226
Zimmer Biomet Holdings, Inc.	245	27,046
Zimvie, Inc.*	29	563
Zynex, Inc.	17	146

		1,216,942

Health Care Providers & Services 3.2%

Acadia Healthcare Co., Inc.*	113	9,369

See Notes to Financial Statements.

PGIM Day One Underlying Funds    139

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

Addus HomeCare Corp.*	19	$1,763
Amedisys, Inc.*	44	5,273
AmerisourceBergen Corp.	174	25,392
AMN Healthcare Services, Inc.*	55	6,184
Apollo Medical Holdings, Inc.*	50	2,652
Cardinal Health, Inc.	321	19,119
Centene Corp.*	693	64,428
Chemed Corp.	14	6,735
Cigna Corp.	372	102,434
Community Health Systems, Inc.*	167	498
CorVel Corp.*	14	2,308
Covetrus, Inc.*	116	2,409
Cross Country Healthcare, Inc.*	23	606
CVS Health Corp.	1,554	148,687
DaVita, Inc.*	78	6,565
Elevance Health, Inc.	282	134,542
Encompass Health Corp.	120	6,074
Enhabit, Inc.*	60	1,051
Ensign Group, Inc. (The)	68	5,419
Fulgent Genetics, Inc.*	24	1,434
Hanger, Inc.*	46	854
HCA Healthcare, Inc.	267	56,716
HealthEquity, Inc.*	91	5,293
Henry Schein, Inc.*	173	13,638
Humana, Inc.	145	69,890
Joint Corp. (The)*	20	342
Laboratory Corp. of America Holdings	106	27,792
LHC Group, Inc.*	43	7,012
McKesson Corp.	171	58,410
ModivCare, Inc.*	20	1,996
Molina Healthcare, Inc.*	65	21,302
Option Care Health, Inc.*	170	5,712
Owens & Minor, Inc.	93	3,293
Patterson Cos., Inc.	106	3,292
Pediatrix Medical Group, Inc.*	105	2,379
Pennant Group, Inc. (The)*	29	387
Progyny, Inc.*	92	2,809
Quest Diagnostics, Inc.	135	18,437
R1 RCM, Inc.*	157	3,925
RadNet, Inc.*	46	946
Select Medical Holdings Corp.	145	4,295
Tenet Healthcare Corp.*	130	8,596

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

U.S. Physical Therapy, Inc.	21	$2,725
UnitedHealth Group, Inc.	1,111	602,540
Universal Health Services, Inc. (Class B Stock)	89	10,010

		1,485,533

Health Care Technology 0.0%

Allscripts Healthcare Solutions, Inc.*	171	2,705
Computer Programs & Systems, Inc.*	15	506
HealthStream, Inc.*	15	361
NextGen Healthcare, Inc.*	80	1,370
OptimizeRx Corp.*	20	449
Simulations Plus, Inc.	23	1,476

		6,867

Hotels, Restaurants & Leisure 1.8%

BJ’s Restaurants, Inc.*	21	493
Bloomin’ Brands, Inc.	100	2,039
Booking Holdings, Inc.*	48	92,913
Boyd Gaming Corp.	90	4,996
Brinker International, Inc.*	65	1,804
Caesars Entertainment, Inc.*	245	11,194
Carnival Corp.*	1,202	10,890
Cheesecake Factory, Inc. (The)	55	1,608
Chipotle Mexican Grill, Inc.*	33	51,619
Choice Hotels International, Inc.	44	5,318
Churchill Downs, Inc.	49	10,280
Chuy’s Holdings, Inc.*	15	333
Cracker Barrel Old Country Store, Inc.	23	2,187
Darden Restaurants, Inc.	144	17,927
Dave & Buster’s Entertainment, Inc.*	42	1,569
Dine Brands Global, Inc.	23	1,640
Domino’s Pizza, Inc.	43	16,861
El Pollo Loco Holdings, Inc.*	24	233
Expedia Group, Inc.*	187	19,831
Golden Entertainment, Inc.*	30	1,316
Hilton Worldwide Holdings, Inc.	328	42,007
Jack in the Box, Inc.	29	2,005
Las Vegas Sands Corp.*	398	15,001
Light & Wonder, Inc.*	130	6,622
Marriott International, Inc. (Class A Stock)	321	50,981

See Notes to Financial Statements.

PGIM Day One Underlying Funds    141

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Marriott Vacations Worldwide Corp.	49	$6,709
McDonald’s Corp.	876	230,712
MGM Resorts International	418	13,681
Monarch Casino & Resort, Inc.*	15	962
Norwegian Cruise Line Holdings Ltd.*	526	6,391
Papa John’s International, Inc.	34	3,260
Penn National Gaming, Inc.*	190	6,564
Royal Caribbean Cruises Ltd.*	280	10,839
Ruth’s Hospitality Group, Inc.	23	404
Shake Shack, Inc. (Class A Stock)*	50	2,573
Six Flags Entertainment Corp.*	111	2,516
Starbucks Corp.	1,355	114,877
Texas Roadhouse, Inc.	76	6,629
Travel + Leisure Co.	107	4,613
Wendy’s Co. (The)	222	4,669
Wingstop, Inc.	42	5,300
Wyndham Hotels & Resorts, Inc.	104	7,219
Wynn Resorts Ltd.*	129	8,189
Yum! Brands, Inc.	335	41,051

		848,825

Household Durables 0.4%

Cavco Industries, Inc.*	19	4,898
Century Communities, Inc.	39	1,996
D.R. Horton, Inc.	375	29,261
Ethan Allen Interiors, Inc.	15	345
Garmin Ltd.	177	17,279
Green Brick Partners, Inc.*	50	1,340
Helen of Troy Ltd.*	36	4,816
Installed Building Products, Inc.	37	3,753
iRobot Corp.*	40	1,840
KB Home	122	3,982
La-Z-Boy, Inc.	62	1,728
Leggett & Platt, Inc.	161	6,382
Lennar Corp. (Class A Stock)	302	25,670
LGI Homes, Inc.*	30	3,384
M/I Homes, Inc.*	39	1,794
MDC Holdings, Inc.	77	2,791
Meritage Homes Corp.*	39	3,444
Mohawk Industries, Inc.*	66	8,480
Newell Brands, Inc.	464	9,377

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

NVR, Inc.*	3	$13,179
PulteGroup, Inc.	277	12,083
Sonos, Inc.*	165	3,648
Taylor Morrison Home Corp.*	161	4,621
Tempur Sealy International, Inc.	239	6,568
Toll Brothers, Inc.	150	7,377
TopBuild Corp.*	46	9,739
Tri Pointe Homes, Inc.*	144	2,667
Tupperware Brands Corp.*	62	463
Universal Electronics, Inc.*	23	638
Whirlpool Corp.	70	12,101

		205,644

Household Products 1.2%

Central Garden & Pet Co.*	15	650
Central Garden & Pet Co. (Class A Stock)*	43	1,754
Church & Dwight Co., Inc.	284	24,984
Clorox Co. (The)	153	21,702
Colgate-Palmolive Co.	992	78,110
Energizer Holdings, Inc.	80	2,362
Kimberly-Clark Corp.	395	52,057
Procter & Gamble Co. (The)	2,840	394,505
WD-40 Co.	20	3,547

		579,671

Independent Power & Renewable Electricity Producers 0.1%

AES Corp. (The)	788	17,509
Ormat Technologies, Inc.	50	4,327

		21,836

Industrial Conglomerates 0.8%

3M Co.	674	96,544
General Electric Co.	1,302	96,231
Honeywell International, Inc.	805	154,930

		347,705

Insurance 2.1%

Aflac, Inc.	698	39,995
Alleghany Corp.*	15	12,562

See Notes to Financial Statements.

PGIM Day One Underlying Funds    143

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Allstate Corp. (The)	324	$37,898
Ambac Financial Group, Inc.*	42	494
American Equity Investment Life Holding Co.	104	3,906
American Financial Group, Inc.	77	10,293
American International Group, Inc.	935	48,405
AMERISAFE, Inc.	26	1,185
Aon PLC (Class A Stock)	250	72,760
Arthur J. Gallagher & Co.	247	44,211
Assurant, Inc.	70	12,305
Assured Guaranty Ltd.	86	5,022
Brighthouse Financial, Inc.*	94	4,081
Brown & Brown, Inc.	276	17,968
Chubb Ltd.	498	93,943
Cincinnati Financial Corp.	173	16,840
CNO Financial Group, Inc.	144	2,700
eHealth, Inc.*	26	192
Employers Holdings, Inc.	28	1,112
Everest Re Group Ltd.	46	12,022
First American Financial Corp.	130	7,540
Genworth Financial, Inc. (Class A Stock)*	617	2,622
Globe Life, Inc.	112	11,282
Hanover Insurance Group, Inc. (The)	48	6,551
Hartford Financial Services Group, Inc. (The)	385	24,821
HCI Group, Inc.	11	753
Horace Mann Educators Corp.	47	1,610
James River Group Holdings Ltd.	38	903
Kemper Corp.	71	3,323
Kinsale Capital Group, Inc.	29	7,053
Lincoln National Corp.	188	9,652
Loews Corp.	227	13,223
Marsh & McLennan Cos., Inc.	590	96,736
Mercury General Corp.	34	1,426
MetLife, Inc.	818	51,739
Old Republic International Corp.	359	8,354
Palomar Holdings, Inc.*	29	1,809
Primerica, Inc.	44	5,662
Principal Financial Group, Inc.	277	18,542
ProAssurance Corp.	69	1,527
Progressive Corp. (The)	691	79,506
Prudential Financial, Inc.(g)	441	44,096
Reinsurance Group of America, Inc.	80	9,262
RenaissanceRe Holdings Ltd. (Bermuda)	49	6,336

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

RLI Corp.	52	$5,719
Safety Insurance Group, Inc.	22	1,904
Selective Insurance Group, Inc.	80	6,229
Selectquote, Inc.*	165	304
SiriusPoint Ltd. (Bermuda)*	69	302
Stewart Information Services Corp.	34	1,858
Travelers Cos., Inc. (The)	281	44,595
Trupanion, Inc.*	42	2,647
United Fire Group, Inc.	27	886
Universal Insurance Holdings, Inc.	39	493
Unum Group	252	8,112
W.R. Berkley Corp.	246	15,382
Willis Towers Watson PLC	141	29,179

		969,832

Interactive Media & Services 4.5%

Alphabet, Inc. (Class A Stock)*	7,125	828,780
Alphabet, Inc. (Class C Stock)*	6,535	762,242
Cars.com, Inc.*	80	941
Match Group, Inc.*	335	24,559
Meta Platforms, Inc. (Class A Stock)*	2,716	432,116
QuinStreet, Inc.*	54	581
Shutterstock, Inc.	24	1,356
TripAdvisor, Inc.*	129	2,452
Twitter, Inc.*	902	37,532
Yelp, Inc.*	93	2,851
Ziff Davis, Inc.*	55	4,504

		2,097,914

Internet & Direct Marketing Retail 3.1%

Amazon.com, Inc.*	10,365	1,398,757
eBay, Inc.	661	32,145
Etsy, Inc.*	146	15,143
Liquidity Services, Inc.*	39	785
PetMed Express, Inc.	15	327

		1,447,157

IT Services 4.1%

Accenture PLC (Class A Stock)	746	228,470

See Notes to Financial Statements.

PGIM Day One Underlying Funds    145

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services (cont’d.)

Akamai Technologies, Inc.*	188	$18,089
Automatic Data Processing, Inc.	494	119,113
Broadridge Financial Solutions, Inc.	144	23,119
Cognizant Technology Solutions Corp. (Class A Stock)	615	41,795
Concentrix Corp.	50	6,688
CSG Systems International, Inc.	39	2,545
DXC Technology Co.*	311	9,828
EPAM Systems, Inc.*	65	22,701
Euronet Worldwide, Inc.*	55	5,405
EVERTEC, Inc. (Puerto Rico)	82	3,197
ExlService Holdings, Inc.*	45	7,577
Fidelity National Information Services, Inc.	720	73,555
Fiserv, Inc.*	689	72,813
FleetCor Technologies, Inc.*	101	22,229
Gartner, Inc.*	99	26,283
Genpact Ltd.	210	10,097
Global Payments, Inc.	333	40,733
International Business Machines Corp.	1,066	139,422
Jack Henry & Associates, Inc.	86	17,868
Kyndryl Holdings, Inc.*	244	2,555
Mastercard, Inc. (Class A Stock)	1,014	358,743
Maximus, Inc.	63	4,212
Paychex, Inc.	378	48,490
PayPal Holdings, Inc.*	1,368	118,373
Perficient, Inc.*	36	3,799
Sabre Corp.*	405	2,491
TTEC Holdings, Inc.	16	1,171
Unisys Corp.*	65	892
VeriSign, Inc.*	121	22,888
Visa, Inc. (Class A Stock)	1,949	413,402
Western Union Co. (The)	489	8,323
WEX, Inc.*	49	8,144

		1,885,010

Leisure Products 0.1%

Brunswick Corp.	91	7,291
Callaway Golf Co.*	152	3,488
Hasbro, Inc.	159	12,517
Mattel, Inc.*	453	10,510
Polaris, Inc.	62	7,271
Sturm Ruger & Co., Inc.	26	1,719

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products (cont’d.)

Vista Outdoor, Inc.*	64	$1,926
YETI Holdings, Inc.*	106	5,382

		50,104

Life Sciences Tools & Services 1.8%

Agilent Technologies, Inc.	354	47,471
Azenta, Inc.	93	6,348
Bio-Rad Laboratories, Inc. (Class A Stock)*	19	10,702
Bio-Techne Corp.	37	14,255
Bruker Corp.	115	7,883
Charles River Laboratories International, Inc.*	70	17,538
Danaher Corp.	765	222,975
Illumina, Inc.*	183	39,653
IQVIA Holdings, Inc.*	223	53,580
Medpace Holdings, Inc.*	41	6,951
Mettler-Toledo International, Inc.*	26	35,093
NeoGenomics, Inc.*	157	1,589
PerkinElmer, Inc.	149	22,822
Repligen Corp.*	70	14,935
Sotera Health Co.*	125	2,400
Syneos Health, Inc.*	124	9,813
Thermo Fisher Scientific, Inc.	460	275,269
Waters Corp.*	65	23,662
West Pharmaceutical Services, Inc.	82	28,172

		841,111

Machinery 1.8%

AGCO Corp.	68	7,407
Alamo Group, Inc.	19	2,459
Albany International Corp. (Class A Stock)	46	4,198
Astec Industries, Inc.	24	1,179
Barnes Group, Inc.	64	2,165
Caterpillar, Inc.	628	124,501
Chart Industries, Inc.*	48	9,364
CIRCOR International, Inc.*	20	348
Crane Holdings Co.	58	5,738
Cummins, Inc.	167	36,959
Deere & Co.	328	112,563
Donaldson Co., Inc.	141	7,672
Dover Corp.	168	22,458

See Notes to Financial Statements.

PGIM Day One Underlying Funds    147

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Enerpac Tool Group Corp.	60	$1,218
EnPro Industries, Inc.	31	2,898
Esab Corp.	60	2,473
ESCO Technologies, Inc.	36	2,792
Federal Signal Corp.	78	3,239
Flowserve Corp.	163	5,516
Fortive Corp.	424	27,327
Franklin Electric Co., Inc.	42	3,814
Graco, Inc.	195	13,096
Greenbrier Cos., Inc. (The)	37	1,177
Hillenbrand, Inc.	82	3,788
IDEX Corp.	88	18,370
Illinois Tool Works, Inc.	335	69,600
Ingersoll Rand, Inc.	480	23,904
ITT, Inc.	102	7,653
John Bean Technologies Corp.	44	4,942
Kennametal, Inc.	101	2,712
Lincoln Electric Holdings, Inc.	68	9,618
Lindsay Corp.	14	2,155
Meritor, Inc.*	85	3,096
Middleby Corp. (The)*	63	9,115
Mueller Industries, Inc.	75	5,050
Nordson Corp.	73	16,862
Oshkosh Corp.	79	6,802
Otis Worldwide Corp.	501	39,163
PACCAR, Inc.	409	37,432
Parker-Hannifin Corp.	149	43,074
Pentair PLC	205	10,022
Proto Labs, Inc.*	34	1,662
Snap-on, Inc.	61	13,667
SPX Corp.*	45	2,661
Standex International Corp.	19	1,845
Stanley Black & Decker, Inc.	178	17,325
Tennant Co.	24	1,609
Terex Corp.	91	3,049
Timken Co. (The)	73	4,773
Titan International, Inc.*	32	536
Toro Co. (The)	130	11,179
Trinity Industries, Inc.	108	2,803
Wabash National Corp.	70	1,264
Watts Water Technologies, Inc. (Class A Stock)	40	5,525

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)

Westinghouse Air Brake Technologies Corp.	226	$21,124
Xylem, Inc.	209	19,234

		822,175

Marine 0.0%

Kirby Corp.*	75	4,758
Matson, Inc.	47	4,308

		9,066

Media 0.8%

AMC Networks, Inc. (Class A Stock)*	37	1,129
Cable One, Inc.	4	5,507
Charter Communications, Inc. (Class A Stock)*	136	58,766
Comcast Corp. (Class A Stock)	5,294	198,631
DISH Network Corp. (Class A Stock)*	301	5,228
EW Scripps Co. (The) (Class A Stock)*	78	1,112
Fox Corp. (Class A Stock)	388	12,847
Fox Corp. (Class B Stock)	200	6,180
Gannett Co., Inc.*	81	244
Interpublic Group of Cos., Inc. (The)	458	13,680
John Wiley & Sons, Inc. (Class A Stock)	57	2,976
New York Times Co. (The) (Class A Stock)	204	6,518
News Corp. (Class A Stock)	483	8,279
News Corp. (Class B Stock)	148	2,557
Omnicom Group, Inc.	240	16,762
Paramount Global (Class B Stock)	753	17,808
Scholastic Corp.	43	2,024
TechTarget, Inc.*	31	2,021
TEGNA, Inc.	279	5,842
Thryv Holdings, Inc.*	20	487

		368,598

Metals & Mining 0.5%

Alcoa Corp.	230	11,705
Arconic Corp.*	130	3,927
ATI, Inc.*	154	3,833
Carpenter Technology Corp.	62	1,993
Century Aluminum Co.*	71	560
Cleveland-Cliffs, Inc.*	592	10,484

See Notes to Financial Statements.

PGIM Day One Underlying Funds    149

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Commercial Metals Co.	152	$6,022
Compass Minerals International, Inc.	46	1,713
Freeport-McMoRan, Inc.	1,713	54,045
Haynes International, Inc.	12	464
Kaiser Aluminum Corp.	25	1,894
Materion Corp.	28	2,294
MP Materials Corp.*	80	2,686
Newmont Corp.	940	42,563
Nucor Corp.	311	42,234
Olympic Steel, Inc.	15	446
Reliance Steel & Aluminum Co.	73	13,888
Royal Gold, Inc.	76	7,963
Steel Dynamics, Inc.	209	16,277
SunCoke Energy, Inc.	31	229
TimkenSteel Corp.*	23	467
United States Steel Corp.	322	7,615
Warrior Met Coal, Inc.	62	1,980
Worthington Industries, Inc.	47	2,407

		237,689

Mortgage Real Estate Investment Trusts (REITs) 0.0%

Apollo Commercial Real Estate Finance, Inc.	177	2,262
ARMOUR Residential REIT, Inc.	119	936
Ellington Financial, Inc.	75	1,204
Franklin BSP Realty Trust, Inc.	60	921
Granite Point Mortgage Trust, Inc.	46	488
Invesco Mortgage Capital, Inc.	18	319
KKR Real Estate Finance Trust, Inc.	31	604
New York Mortgage Trust, Inc.	399	1,253
PennyMac Mortgage Investment Trust	108	1,659
Ready Capital Corp.	40	556
Redwood Trust, Inc.	155	1,342
Two Harbors Investment Corp.	370	1,991

		13,535

Multiline Retail 0.5%

Big Lots, Inc.	46	929
Dollar General Corp.	267	66,331
Dollar Tree, Inc.*	265	43,820
Kohl’s Corp.	175	5,099

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Multiline Retail (cont’d.)

Macy’s, Inc.	394	$6,954
Nordstrom, Inc.	144	3,385
Ollie’s Bargain Outlet Holdings, Inc.*	70	4,127
Target Corp.	544	88,879

		219,524

Multi-Utilities 0.8%

Ameren Corp.	304	28,309
Avista Corp.	98	4,141
Black Hills Corp.	86	6,639
CenterPoint Energy, Inc.	746	23,641
CMS Energy Corp.	343	23,574
Consolidated Edison, Inc.	415	41,197
Dominion Energy, Inc.	960	78,701
DTE Energy Co.	225	29,318
NiSource, Inc.	480	14,592
NorthWestern Corp.	73	4,048
Public Service Enterprise Group, Inc.	591	38,811
Sempra Energy	369	61,180
Unitil Corp.	20	1,095
WEC Energy Group, Inc.	370	38,410

		393,656

Oil, Gas & Consumable Fuels 3.9%

Antero Midstream Corp.	383	3,853
APA Corp.	400	14,868
Callon Petroleum Co.*	54	2,486
Chevron Corp.	2,325	380,788
Civitas Resources, Inc.	78	4,599
CNX Resources Corp.*	243	4,197
ConocoPhillips	1,531	149,165
CONSOL Energy, Inc.*	30	1,840
Coterra Energy, Inc.	954	29,183
Devon Energy Corp.	723	45,441
Diamondback Energy, Inc.	197	25,220
Dorian LPG Ltd.	31	500
DT Midstream, Inc.	117	6,438
EOG Resources, Inc.	692	76,964
EQT Corp.	344	15,146
Equitrans Midstream Corp.	561	4,404

See Notes to Financial Statements.

PGIM Day One Underlying Funds    151

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Exxon Mobil Corp.	4,988	$483,487
Green Plains, Inc.*	76	2,738
Hess Corp.	326	36,665
HF Sinclair Corp.	182	8,703
Kinder Morgan, Inc.	2,310	41,557
Laredo Petroleum, Inc.*	26	2,305
Marathon Oil Corp.	837	20,758
Marathon Petroleum Corp.	640	58,662
Matador Resources Co.	126	7,280
Murphy Oil Corp.	179	6,290
Occidental Petroleum Corp.	1,051	69,103
ONEOK, Inc.	526	31,423
Par Pacific Holdings, Inc.*	65	1,072
PBF Energy, Inc. (Class A Stock)*	112	3,735
PDC Energy, Inc.	120	7,883
Phillips 66	568	50,552
Pioneer Natural Resources Co.	266	63,029
Range Resources Corp.*	308	10,186
Ranger Oil Corp. (Class A Stock)	15	571
REX American Resources Corp.*	5	477
SM Energy Co.	139	5,738
Southwestern Energy Co.*	1,357	9,580
Talos Energy, Inc.*	23	436
Targa Resources Corp.	270	18,660
Valero Energy Corp.	483	53,502
Williams Cos., Inc. (The)	1,442	49,158
World Fuel Services Corp.	73	2,024

		1,810,666

Paper & Forest Products 0.0%

Clearwater Paper Corp.*	9	321
Glatfelter Corp.	60	368
Louisiana-Pacific Corp.	90	5,727
Mercer International, Inc. (Germany)	46	734
Sylvamo Corp.	49	1,923

		9,073

Personal Products 0.2%

BellRing Brands, Inc.*	158	3,814
Coty, Inc. (Class A Stock)*	421	3,082

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Products (cont’d.)

Edgewell Personal Care Co.	73	$2,904
elf Beauty, Inc.*	62	2,079
Estee Lauder Cos., Inc. (The) (Class A Stock)	274	74,829
Inter Parfums, Inc.	20	1,669
Medifast, Inc.	17	2,859
Nu Skin Enterprises, Inc. (Class A Stock)	60	2,611
USANA Health Sciences, Inc.*	13	905

		94,752

Pharmaceuticals 3.9%

Amphastar Pharmaceuticals, Inc.*	50	1,870
ANI Pharmaceuticals, Inc.*	8	274
Bristol-Myers Squibb Co.	2,522	186,073
Cara Therapeutics, Inc.*	39	341
Catalent, Inc.*	212	23,977
Collegium Pharmaceutical, Inc.*	19	327
Corcept Therapeutics, Inc.*	117	3,353
Eli Lilly & Co.	931	306,941
Harmony Biosciences Holdings, Inc.*	30	1,522
Innoviva, Inc.*	54	774
Jazz Pharmaceuticals PLC*	75	11,704
Johnson & Johnson	3,116	543,804
Merck & Co., Inc.	2,995	267,573
Nektar Therapeutics*	207	820
Organon & Co.	323	10,246
Pacira BioSciences, Inc.*	54	3,054
Perrigo Co. PLC	168	7,034
Pfizer, Inc.	6,645	335,639
Phibro Animal Health Corp. (Class A Stock)	15	294
Prestige Consumer Healthcare, Inc.*	53	3,196
Supernus Pharmaceuticals, Inc.*	54	1,715
Viatris, Inc.	1,530	14,826
Zoetis, Inc.	555	101,315

		1,826,672

Professional Services 0.4%

ASGN, Inc.*	63	6,537
CACI International, Inc. (Class A Stock)*	23	6,953
Equifax, Inc.	144	30,083
Exponent, Inc.	63	6,331

See Notes to Financial Statements.

PGIM Day One Underlying Funds    153

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

Forrester Research, Inc.*	12	$558
FTI Consulting, Inc.*	39	6,379
Heidrick & Struggles International, Inc.	30	934
Insperity, Inc.	39	4,280
Jacobs Engineering Group, Inc.	151	20,732
KBR, Inc.	159	8,463
Kelly Services, Inc. (Class A Stock)	15	325
Korn Ferry	70	4,586
Leidos Holdings, Inc.	159	17,013
ManpowerGroup, Inc.	58	4,548
ManTech International Corp. (Class A Stock)	33	3,162
Nielsen Holdings PLC	439	10,514
Resources Connection, Inc.	23	494
Robert Half International, Inc.	136	10,763
Science Applications International Corp.	62	6,006
TrueBlue, Inc.*	49	1,060
Verisk Analytics, Inc.	183	34,816

		184,537

Real Estate Management & Development 0.1%

Anywhere Real Estate, Inc.*	138	1,371
CBRE Group, Inc. (Class A Stock)*	386	33,049
Douglas Elliman, Inc.	68	408
Jones Lang LaSalle, Inc.*	54	10,296
Marcus & Millichap, Inc.	23	941
RE/MAX Holdings, Inc. (Class A Stock)	15	380
St. Joe Co. (The)	37	1,555

		48,000

Road & Rail 0.9%

ArcBest Corp.	26	2,304
Avis Budget Group, Inc.*	38	6,917
CSX Corp.	2,573	83,185
Heartland Express, Inc.	31	492
J.B. Hunt Transport Services, Inc.	107	19,610
Knight-Swift Transportation Holdings, Inc.	204	11,210
Landstar System, Inc.	44	6,889
Marten Transport Ltd.	83	1,789
Norfolk Southern Corp.	279	70,076
Old Dominion Freight Line, Inc.	107	32,476

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)

Ryder System, Inc.	63	$4,934
Saia, Inc.*	41	9,752
Union Pacific Corp.	740	168,202
Werner Enterprises, Inc.	79	3,473
XPO Logistics, Inc.*	120	7,169

		428,478

Semiconductors & Semiconductor Equipment 5.1%

Advanced Micro Devices, Inc.*	1,918	181,193
Alpha & Omega Semiconductor Ltd.*	30	1,260
Amkor Technology, Inc.	124	2,501
Analog Devices, Inc.	619	106,443
Applied Materials, Inc.	1,045	110,749
Axcelis Technologies, Inc.*	37	2,602
Broadcom, Inc.	480	257,030
CEVA, Inc.*	23	856
Cirrus Logic, Inc.*	70	5,982
Cohu, Inc.*	51	1,458
Diodes, Inc.*	62	5,045
Enphase Energy, Inc.*	156	44,332
First Solar, Inc.*	122	12,099
FormFactor, Inc.*	95	3,378
Ichor Holdings Ltd.*	34	1,063
Intel Corp.	4,841	175,777
KLA Corp.	174	66,736
Kulicke & Soffa Industries, Inc. (Singapore)	85	4,090
Lam Research Corp.	161	80,582
Lattice Semiconductor Corp.*	161	9,901
MaxLinear, Inc.*	88	3,556
Microchip Technology, Inc.	656	45,172
Micron Technology, Inc.	1,321	81,717
MKS Instruments, Inc.	76	8,983
Monolithic Power Systems, Inc.	48	22,307
NVIDIA Corp.	2,964	538,351
NXP Semiconductors NV (China)	311	57,187
ON Semiconductor Corp.*	515	34,392
Onto Innovation, Inc.*	58	4,828
PDF Solutions, Inc.*	23	621
Photronics, Inc.*	46	1,095
Power Integrations, Inc.	72	6,121
Qorvo, Inc.*	136	14,153

See Notes to Financial Statements.

PGIM Day One Underlying Funds    155

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

QUALCOMM, Inc.	1,325	$192,204
Rambus, Inc.*	145	3,666
Semtech Corp.*	78	4,862
Silicon Laboratories, Inc.*	45	6,637
SiTime Corp.*	20	3,720
Skyworks Solutions, Inc.	188	20,469
SMART Global Holdings, Inc.*	80	1,570
SolarEdge Technologies, Inc.*	62	22,328
SunPower Corp.*	100	2,037
Synaptics, Inc.*	49	7,103
Teradyne, Inc.	186	18,766
Texas Instruments, Inc.	1,092	195,348
Ultra Clean Holdings, Inc.*	53	1,781
Universal Display Corp.	52	6,004
Veeco Instruments, Inc.*	71	1,548
Wolfspeed, Inc.*	143	11,912

		2,391,515

Software 8.3%

8x8, Inc.*	130	636
A10 Networks, Inc.	70	1,044
ACI Worldwide, Inc.*	152	4,337
Adobe, Inc.*	557	228,437
Agilysys, Inc.*	31	1,497
Alarm.com Holdings, Inc.*	60	4,246
ANSYS, Inc.*	103	28,736
Aspen Technology, Inc.*	33	6,735
Autodesk, Inc.*	256	55,378
Blackbaud, Inc.*	56	3,434
Cadence Design Systems, Inc.*	326	60,662
Cerence, Inc.*	50	1,409
Ceridian HCM Holding, Inc.*	171	9,366
Citrix Systems, Inc.	143	14,502
CommVault Systems, Inc.*	48	2,692
Consensus Cloud Solutions, Inc.*	23	1,243
Digital Turbine, Inc.*	120	2,408
Ebix, Inc.	22	521
Envestnet, Inc.*	75	4,370
Fair Isaac Corp.*	27	12,475
Fortinet, Inc.*	785	46,825
InterDigital, Inc.	46	2,824

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Intuit, Inc.	332	$151,448
LivePerson, Inc.*	88	1,200
LiveRamp Holdings, Inc.*	103	2,741
Manhattan Associates, Inc.*	73	10,269
Microsoft Corp.	8,860	2,487,356
NCR Corp.*	179	5,809
NortonLifeLock, Inc.	687	16,852
OneSpan, Inc.*	23	255
Oracle Corp.	1,862	144,938
Paycom Software, Inc.*	50	16,524
Paylocity Holding Corp.*	52	10,708
Progress Software Corp.	60	2,818
PTC, Inc.*	122	15,052
Qualys, Inc.*	35	4,281
Roper Technologies, Inc.	118	51,527
Sailpoint Technologies Holdings, Inc.*	114	7,270
Salesforce, Inc.*	1,177	216,592
ServiceNow, Inc.*	237	105,858
SPS Commerce, Inc.*	49	5,868
Synopsys, Inc.*	177	65,047
Teradata Corp.*	132	5,054
Tyler Technologies, Inc.*	41	16,359
Xperi Holding Corp.	116	1,944

		3,839,547

Specialty Retail 2.1%

Aaron’s Co., Inc. (The)	23	299
Abercrombie & Fitch Co. (Class A Stock)*	83	1,478
Academy Sports & Outdoors, Inc.	100	4,303
Advance Auto Parts, Inc.	74	14,328
American Eagle Outfitters, Inc.	184	2,215
America’s Car-Mart, Inc.*	15	1,554
Asbury Automotive Group, Inc.*	27	4,634
AutoNation, Inc.*	45	5,343
AutoZone, Inc.*	22	47,023
Bath & Body Works, Inc.	276	9,809
Bed Bath & Beyond, Inc.*	131	659
Best Buy Co., Inc.	240	18,478
Boot Barn Holdings, Inc.*	44	2,741
Buckle, Inc. (The)	29	876
Caleres, Inc.	41	1,018

See Notes to Financial Statements.

PGIM Day One Underlying Funds    157

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

CarMax, Inc.*	187	$18,614
Cato Corp. (The) (Class A Stock)	15	185
Chico’s FAS, Inc.*	85	427
Children’s Place, Inc. (The)*	26	1,127
Conn’s, Inc.*	23	217
Designer Brands, Inc. (Class A Stock)	69	996
Dick’s Sporting Goods, Inc.	76	7,113
Five Below, Inc.*	70	8,895
Foot Locker, Inc.	112	3,177
GameStop Corp. (Class A Stock)*	312	10,611
Gap, Inc. (The)	259	2,492
Genesco, Inc.*	23	1,289
Group 1 Automotive, Inc.	18	3,185
Guess?, Inc.	31	586
Haverty Furniture Cos., Inc.	15	410
Hibbett, Inc.	19	891
Home Depot, Inc. (The)	1,223	368,050
Lithia Motors, Inc.	36	9,550
LL Flooring Holdings, Inc.*	23	231
Lowe’s Cos., Inc.	780	149,393
MarineMax, Inc.*	35	1,429
Monro, Inc.	44	2,207
Murphy USA, Inc.	32	9,100
National Vision Holdings, Inc.*	100	2,914
ODP Corp. (The)*	67	2,432
O’Reilly Automotive, Inc.*	75	52,769
Rent-A-Center, Inc.	93	2,188
RH*	21	5,868
Ross Stores, Inc.	413	33,560
Sally Beauty Holdings, Inc.*	133	1,700
Shoe Carnival, Inc.	15	327
Signet Jewelers Ltd.	63	3,841
Sleep Number Corp.*	19	856
Sonic Automotive, Inc. (Class A Stock)	26	1,088
TJX Cos., Inc. (The)	1,389	84,951
Tractor Supply Co.	141	26,999
Ulta Beauty, Inc.*	53	20,612
Urban Outfitters, Inc.*	78	1,597
Victoria’s Secret & Co.*	98	3,622

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)

Williams-Sonoma, Inc.	89	$12,853
Zumiez, Inc.*	21	546

		973,656

Technology Hardware, Storage & Peripherals 6.6%

3D Systems Corp.*	181	2,071
Apple, Inc.	18,217	2,960,445
Corsair Gaming, Inc.*	40	564
Diebold Nixdorf, Inc.*	38	123
Hewlett Packard Enterprise Co.	1,603	22,827
HP, Inc.	1,248	41,671
NetApp, Inc.	258	18,403
Seagate Technology Holdings PLC	234	18,715
Western Digital Corp.*	386	18,952
Xerox Holdings Corp.	185	3,169

		3,086,940

Textiles, Apparel & Luxury Goods 0.6%

Capri Holdings Ltd.*	185	9,006
Carter’s, Inc.	44	3,585
Columbia Sportswear Co.	39	2,886
Crocs, Inc.*	76	5,445
Deckers Outdoor Corp.*	42	13,155
Fossil Group, Inc.*	31	187
G-III Apparel Group Ltd.*	46	1,016
Hanesbrands, Inc.	436	4,875
Kontoor Brands, Inc.	66	2,409
Movado Group, Inc.	15	510
NIKE, Inc. (Class B Stock)	1,501	172,495
Oxford Industries, Inc.	23	2,194
PVH Corp.	82	5,077
Ralph Lauren Corp.	50	4,932
Skechers USA, Inc. (Class A Stock)*	178	6,757
Steven Madden Ltd.	106	3,360
Tapestry, Inc.	294	9,887
Under Armour, Inc. (Class A Stock)*	243	2,250
Under Armour, Inc. (Class C Stock)*	254	2,098
Unifi, Inc.*	15	204

See Notes to Financial Statements.

PGIM Day One Underlying Funds    159

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)

VF Corp.	382	$17,068
Wolverine World Wide, Inc.	104	2,337

		271,733

Thrifts & Mortgage Finance 0.1%

Axos Financial, Inc.*	63	2,631
Capitol Federal Financial, Inc.	173	1,659
Essent Group Ltd.	130	5,429
Flagstar Bancorp, Inc.	80	3,296
MGIC Investment Corp.	397	5,614
Mr. Cooper Group, Inc.*	93	4,190
New York Community Bancorp, Inc.	624	6,627
NMI Holdings, Inc. (Class A Stock)*	104	1,970
Northfield Bancorp, Inc.	23	339
Provident Financial Services, Inc.	104	2,533
TrustCo Bank Corp.	27	906
Walker & Dunlop, Inc.	46	5,181
WSFS Financial Corp.	77	3,674

		44,049

Tobacco 0.6%

Altria Group, Inc.	2,141	93,904
Philip Morris International, Inc.	1,837	178,465
Universal Corp.	29	1,621
Vector Group Ltd.	137	1,526

		275,516

Trading Companies & Distributors 0.3%

Applied Industrial Technologies, Inc.	54	5,432
Boise Cascade Co.	37	2,616
DXP Enterprises, Inc.*	15	510
Fastenal Co.	682	35,028
GATX Corp.	44	4,411
GMS, Inc.*	49	2,600
MSC Industrial Direct Co., Inc. (Class A Stock)	52	4,298
NOW, Inc.*	116	1,283
United Rentals, Inc.*	89	28,718
Univar Solutions, Inc.*	217	5,868
Veritiv Corp.*	25	3,101

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)

W.W. Grainger, Inc.	46	$25,002
Watsco, Inc.	38	10,410

		129,277

Water Utilities 0.1%

American States Water Co.	39	3,400
American Water Works Co., Inc.	225	34,974
California Water Service Group	73	4,386
Essential Utilities, Inc.	268	13,920
Middlesex Water Co.	30	2,853

		59,533

Wireless Telecommunication Services 0.2%

Gogo, Inc.*	80	1,389
Shenandoah Telecommunications Co.	47	1,048
Telephone & Data Systems, Inc.	102	1,612
T-Mobile US, Inc.*	698	99,856

		103,905

TOTAL COMMON STOCKS (cost $24,167,770)		44,899,808

EXCHANGE-TRADED FUNDS 1.8% iShares Core S&P 500 ETF	1,500	621,420
iShares Core S&P Mid-Cap ETF	600	150,558
iShares Core S&P Small-Cap ETF	800	81,272

TOTAL EXCHANGE-TRADED FUNDS (cost $695,312)		853,250

TOTAL LONG-TERM INVESTMENTS (cost $24,863,082)		45,753,058

See Notes to Financial Statements.

PGIM Day One Underlying Funds    161

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SHORT-TERM INVESTMENTS 3.5%

U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $ 109,762)	1.742%	09/15/22	110	$109,709

			Shares

UNAFFILIATED FUND 3.3%
Dreyfus Government Cash Management (Institutional Shares) (cost $ 1,541,481)			1,541,481	1,541,481

TOTAL SHORT-TERM INVESTMENTS (cost $ 1,651,243)				1,651,190

TOTAL INVESTMENTS 101.8% (cost $ 26,514,325)				47,404,248
Liabilities in excess of other assets(z) (1.8)%				(845,042)

NET ASSETS 100.0%				$46,559,206

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(g)	An affiliated security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at July 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
8	S&P 500 E-Mini Index	Sep. 2022	$1,653,400	$105,984

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Morgan Stanley & Co. LLC	$—	$109,709

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$711,334	$—	$—
Air Freight & Logistics	285,632	—	—
Airlines	92,928	—	—
Auto Components	100,004	—	—
Automobiles	1,031,862	—	—
Banks	1,790,743	—	—
Beverages	752,286	—	—
Biotechnology	902,555	—	—
Building Products	264,552	—	—
Capital Markets	1,251,600	—	—
Chemicals	823,527	—	—
Commercial Services & Supplies	258,494	—	—
Communications Equipment	365,949	—	—
Construction & Engineering	87,213	—	—
Construction Materials	55,180	—	—
Consumer Finance	241,147	—	—
Containers & Packaging	151,749	—	—
Distributors	58,098	—	—
Diversified Consumer Services	40,828	—	—
Diversified Financial Services	650,202	—	—
Diversified Telecommunication Services	412,643	—	—

See Notes to Financial Statements.

PGIM Day One Underlying Funds    163

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Electric Utilities	$823,429	$—	$—
Electrical Equipment	284,759	—	—
Electronic Equipment, Instruments & Components	396,694	—	—
Energy Equipment & Services	158,977	—	—
Entertainment	548,510	—	—
Equity Real Estate Investment Trusts (REITs)	1,464,912	—	—
Food & Staples Retailing	672,143	—	—
Food Products	504,239	—	—
Gas Utilities	71,376	—	—
Health Care Equipment & Supplies	1,216,942	—	—
Health Care Providers & Services	1,485,533	—	—
Health Care Technology	6,867	—	—
Hotels, Restaurants & Leisure	848,825	—	—
Household Durables	205,644	—	—
Household Products	579,671	—	—
Independent Power & Renewable Electricity Producers	21,836	—	—
Industrial Conglomerates	347,705	—	—
Insurance	969,832	—	—
Interactive Media & Services	2,097,914	—	—
Internet & Direct Marketing Retail	1,447,157	—	—
IT Services	1,885,010	—	—
Leisure Products	50,104	—	—
Life Sciences Tools & Services	841,111	—	—
Machinery	822,175	—	—
Marine	9,066	—	—
Media	368,598	—	—
Metals & Mining	237,689	—	—
Mortgage Real Estate Investment Trusts (REITs)	13,535	—	—
Multiline Retail	219,524	—	—
Multi-Utilities	393,656	—	—
Oil, Gas & Consumable Fuels	1,810,666	—	—
Paper & Forest Products	9,073	—	—
Personal Products	94,752	—	—
Pharmaceuticals	1,826,672	—	—
Professional Services	184,537	—	—
Real Estate Management & Development	48,000	—	—
Road & Rail	428,478	—	—
Semiconductors & Semiconductor Equipment	2,391,515	—	—
Software	3,839,547	—	—
Specialty Retail	973,656	—	—
Technology Hardware, Storage & Peripherals	3,086,940	—	—
Textiles, Apparel & Luxury Goods	271,733	—	—

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Thrifts & Mortgage Finance	$44,049	$—	$—
Tobacco	275,516	—	—
Trading Companies & Distributors	129,277	—	—
Water Utilities	59,533	—	—
Wireless Telecommunication Services	103,905	—	—
Exchange-Traded Funds	853,250	—	—
Short-Term Investments
U.S. Treasury Obligation	—	109,709	—
Unaffiliated Fund	1,541,481	—	—

Total	$47,294,539	$109,709	$—

Other Financial Instruments*
Assets
Futures Contracts	$105,984	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2022 were as follows:

Software	8.3%
Technology Hardware, Storage & Peripherals	6.6
Semiconductors & Semiconductor Equipment	5.1
Interactive Media & Services	4.5
IT Services	4.1
Pharmaceuticals	3.9
Oil, Gas & Consumable Fuels	3.9
Banks	3.9
Unaffiliated Fund	3.3
Health Care Providers & Services	3.2
Equity Real Estate Investment Trusts (REITs)	3.2
Internet & Direct Marketing Retail	3.1
Capital Markets	2.7
Health Care Equipment & Supplies	2.6
Automobiles	2.2
Specialty Retail	2.1

Insurance	2.1%
Biotechnology	1.9
Exchange-Traded Funds	1.8
Hotels, Restaurants & Leisure	1.8
Life Sciences Tools & Services	1.8
Chemicals	1.8
Electric Utilities	1.8
Machinery	1.8
Beverages	1.6
Aerospace & Defense	1.5
Food & Staples Retailing	1.4
Diversified Financial Services	1.4
Household Products	1.2
Entertainment	1.2
Food Products	1.1
Road & Rail	0.9

See Notes to Financial Statements.

PGIM Day One Underlying Funds    165

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

Industry Classification (continued):

Diversified Telecommunication Services	0.9%
Electronic Equipment, Instruments & Components	0.9
Multi-Utilities	0.8
Media	0.8
Communications Equipment	0.8
Industrial Conglomerates	0.8
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Tobacco	0.6
Textiles, Apparel & Luxury Goods	0.6
Building Products	0.6
Commercial Services & Supplies	0.6
Consumer Finance	0.5
Metals & Mining	0.5
Multiline Retail	0.5
Household Durables	0.4
Professional Services	0.4
Energy Equipment & Services	0.3
Containers & Packaging	0.3
Trading Companies & Distributors	0.3
U.S. Treasury Obligation	0.2
Wireless Telecommunication Services	0.2
Auto Components	0.2
Personal Products	0.2

Airlines	0.2%
Construction & Engineering	0.2
Gas Utilities	0.2
Water Utilities	0.1
Distributors	0.1
Construction Materials	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Diversified Consumer Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Paper & Forest Products	0.0	*
Marine	0.0	*
Health Care Technology	0.0	*

	101.8
Liabilities in excess of other assets	(1.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$105,984	*	—	$—

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Schedule of Investments (continued)

as of July 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(46,126)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$77,062

For the year ended July 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$1,259,638

*	Average volume is based on average quarter end balances as noted for the year ended July 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    167

PGIM Quant Solutions US Broad Market Index Fund

Statement of Assets & Liabilities

as of July 31, 2022

Assets

Investments at value:
Unaffiliated investments (cost $26,480,974)	$47,360,152
Affiliated investments (cost $33,351)	44,096
Cash	104
Receivable for investments sold	41,488
Dividends receivable	39,202
Due from broker—variation margin futures	24,000
Due from Manager	12,906
Receivable for Fund shares sold	2,120
Prepaid expenses and other assets	4,186

Total Assets	47,528,254

Liabilities
Payable for Fund shares purchased	912,161
Accrued expenses and other liabilities	55,982
Trustees’ fees payable	814
Affiliated transfer agent fee payable	91

Total Liabilities	969,048

Net Assets	$46,559,206

Net assets were comprised of:
Paid-in capital	$23,619,553
Total distributable earnings (loss)	22,939,653

Net assets, July 31, 2022	$46,559,206

Class R6

Net asset value, offering price and redemption price per share, ($46,559,206 ÷ 2,764,004 shares of beneficial interest issued and outstanding)	$16.84

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Statement of Operations

Year Ended July 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $165 foreign withholding tax)	$784,200
Affiliated dividend income	3,082
Affiliated income from securities lending	4

Total income	787,286

Expenses
Management fee	101,233
Custodian and accounting fees	66,634
Audit fee	24,250
Legal fees and expenses	21,086
Shareholders’ reports	13,160
Trustees’ fees	9,888
Transfer agent’s fees and expenses (including affiliated expense of $502)	597
Registration fees	473
Miscellaneous	28,419

Total expenses	265,740
Less: Fee waiver and/or expense reimbursement	(151,990)

Net expenses	113,750

Net investment income (loss)	673,536

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions (including affiliated of $1,239)	6,198,099
Futures transactions	(46,126)

6,151,973

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(155))	(8,961,174)
Futures	77,062

(8,884,112)

Net gain (loss) on investment transactions	(2,732,139)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,058,603)

See Notes to Financial Statements.

PGIM Day One Underlying Funds    169

PGIM Quant Solutions US Broad Market Index Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2022	2021
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$673,536	$923,164
Net realized gain (loss) on investment transactions	6,151,973	5,729,383
Net change in unrealized appreciation (depreciation) on investments	(8,884,112)	16,970,424

Net increase (decrease) in net assets resulting from operations	(2,058,603)	23,622,971

Dividends and Distributions
Distributions from distributable earnings
Class R6	(6,669,113)	(1,399,691)

Fund share transactions
Net proceeds from shares sold (1,169,135 and 1,514,696 shares, respectively)	21,079,544	25,527,000
Net asset value of shares issued in reinvestment of dividends and distributions (354,551 and 85,087 shares, respectively)	6,669,113	1,399,691
Cost of shares purchased (2,001,263 and 2,555,612 shares, respectively)	(36,809,081)	(46,910,910)

Net increase (decrease) in net assets from Fund share transactions	(9,060,424)	(19,984,219)

Total increase (decrease)	(17,788,140)	2,239,061

Net Assets:

Beginning of year	64,347,346	62,108,285

End of year	$46,559,206	$64,347,346

See Notes to Financial Statements.

PGIM Quant Solutions US Broad Market Index Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.85	$14.80	$13.60	$12.99	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.23	0.23	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.93)	5.15	1.22	0.64	1.61
Total from investment operations	(0.71)	5.37	1.45	0.87	1.81
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.21)	(0.23)	(0.19)	(0.14)
Distributions from net realized gains	(2.03)	(0.11)	(0.02)	(0.07)	(0.04)
Total dividends and distributions	(2.30)	(0.32)	(0.25)	(0.26)	(0.18)
Net asset value, end of year	$16.84	$19.85	$14.80	$13.60	$12.99
Total Return(b):	(4.80)%	36.70%	10.71%	6.95%	16.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,559	$64,347	$62,108	$45,134	$37,020
Average net assets (000)	$56,240	$72,943	$49,589	$40,825	$29,409
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.20%	0.20%	0.20%	0.20%	0.20%
Expenses before waivers and/or expense reimbursement	0.47%	0.38%	0.52%	0.59%	0.65%
Net investment income (loss)	1.20%	1.27%	1.71%	1.78%	1.64%
Portfolio turnover rate(d)	29%	28%	23%	15%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Day One Underlying Funds    171

Notes to Financial Statements/Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements (consolidated financial statements for Commodity Strategies Fund) relate only to the following series of the RIC: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Mid-Cap Core Fund (formerly known as PGIM QMA Mid-Cap Core Equity Fund), PGIM Quant Solutions US Broad Market Index Fund (formerly known as PGIM QMA US Broad Market Index Fund), each of which are diversified funds for the purposes of the 1940 Act, and PGIM Quant Solutions Commodity Strategies Fund (the “Commodity Strategies Fund”) (formerly known as PGIM QMA Commodity Strategies Fund), which is a non-diversified fund for purposes of the 1940 Act (each, a “Fund” and collectively, the “Funds”).

The Commodity Strategies Fund wholly owns and controls the PGIM QMA Commodity Strategies Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Commodity Strategies Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Commodity Strategies Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Commodity Strategies Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Commodity Strategies Fund and the Cayman Subsidiary have been eliminated in consolidation. The Commodity Strategies Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Commodity Strategies Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Commodity Strategies Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Commodity Strategies Fund.

The Commodity Strategies Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (CFTC) rules.

As of July 31, 2022, the Cayman Subsidiary had net assets of $15,288,935, representing 18.8% of the Commodity Strategies Fund’s net assets.

The Funds have the following investment objectives:

Fund	Investment Objective(s)
PGIM Jennison Small-Cap Core Equity Fund	Outperform the Russell 2000 Index.
PGIM Core Conservative Bond Fund	Outperform the Bloomberg U.S. Aggregate Bond Index over full market cycles.
PGIM TIPS Fund	Outperform the Bloomberg U.S. Treasury Inflation-Protected Index.
PGIM Quant Solutions Commodity Strategies Fund	Generate returns over time in excess of the Bloomberg Commodity Index.
PGIM Quant Solutions Mid-Cap Core Fund	Outperform the S&P Mid-Cap 400 Index.
PGIM Quant Solutions US Broad Market Index Fund	Seek to provide investment results that approximate the performance of the S&P Composite 1500 Index.

2.	Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Funds consistently follow such policies in the preparation of their financial statements (consolidated financial statements for Commodity Strategies).

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair

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value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement (Consolidated Schedule of Investments for Commodity Strategies).

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Funds are valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Funds utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of

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the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Commodity Strategies Fund gains exposure to commodity markets through direct investment of the Commodity Strategies Fund’s assets or through the Cayman Subsidiary. The Commodity Strategies Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Commodity Strategies Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Commodity Strategies Fund may invest directly in commodity-linked structured notes (CLNs). The Commodity Strategies Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Commodity Strategies Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) as net realized gain (loss) on futures transactions.

The Funds invested in financial and/or commodity futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Commodity Strategies Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Funds since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Funds, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Delayed-Delivery Transactions: Certain Funds purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve

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a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Funds forfeit their eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Funds entered into mortgage dollar rolls in which the Funds sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Funds maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Funds are subject to the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Funds invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Funds become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Each Fund other than PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Annually
Short-Term Capital Gains	Annually

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Expected Distribution Schedule to Shareholders*	Frequency
Long-Term Capital Gains	Annually

PGIM Core Conservative Bond Fund and PGIM TIPS Fund:
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements (consolidated financial statements for Commodity Strategies Fund) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Funds, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. PGIM Investments has engaged the firms referenced in the below table as Subadvisers for their respective Funds (each a “subadviser” and collectively the “subadvisers”):

Fund	Subadviser(s)
PGIM Jennison Small-Cap Core Equity Fund	Jennison Associates, LLC (“Jennison”)(a wholly-owned subsidiary of PGIM, Inc.)
PGIM Core Conservative Bond Fund	PGIM Limited and PGIM Fixed Income, a business unit of PGIM, Inc.
PGIM TIPS Fund	PGIM Fixed Income
PGIM Quant Solutions Commodity Strategies Fund	PGIM Quantitative Solutions LLC (formerly known as QMA LLC) (“PGIM Quantitative Solutions”)
PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quantitative Solutions
PGIM Quant Solutions US Broad Market Index Fund	PGIM Quantitative Solutions

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended July 31, 2022, the contractual and effective management fee rates were as follows:

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements	Effective Management Fee, after any waivers and/or expense reimbursements
PGIM Jennison Small-Cap Core Equity Fund	0.75% of average daily net assets	0.75%	0.55%

Fund	Management Fee	Effective Management Fee, before any waivers and/or expense reimbursements		Effective Management Fee, after any waivers and/or expense reimbursements
PGIM Core Conservative Bond Fund	0.27% of average daily net assets	0.27%		0.22%
PGIM TIPS Fund	0.23% of average daily net assets	0.23		0.23
PGIM Quant Solutions Commodity Strategies Fund	0.40% of average daily net assets	0.46	*	0.40
PGIM Quant Solutions Mid-Cap Core Fund	0.50% of average daily net assets	0.50		0.10
PGIM Quant Solutions US Broad Market Index Fund	0.18% of average daily net assets	0.18		—#

*

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.40% of the Cayman Subsidiary’s average daily net assets. The consolidated management fee rate includes the Cayman Subsidiary. The Manager has contractually agreed to waive any management fees it receives for the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the Cayman Subsidiary.

#	The management fee amount waived and/or expense reimbursement exceeds the management fee for the current period due to expense limitations described above.

The Manager has contractually agreed, through November 30, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each fund are as follows:

Fund	Fee Waivers and/or Expense Limitations
PGIM Jennison Small-Cap Core Equity Fund	contractually limit expenses to 0.95%
PGIM Core Conservative Bond Fund	contractually limit expenses to 0.50%
PGIM TIPS Fund	contractually limit expenses to 0.40%
PGIM Quant Solutions Commodity Strategies Fund	contractually limit expenses to 0.70%*
PGIM Quant Solutions Mid-Cap Core Fund	contractually limit expenses to 0.80%

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Fund	Fee Waivers and/or Expense Limitations
PGIM Quant Solutions US Broad Market Index Fund	contractually limit expenses to 0.20%

*

The Manager has contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares.

The RIC, on behalf of the Funds, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class Z and Class R6 shares of the Funds. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Funds.

PGIM Investments, PIMS, PGIM, Inc., PGIM Limited, Jennison and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies Fund) include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of the RIC, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations (Consolidated Statement of Operations for Commodity Strategies) as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Funds changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2022, no 17a-7 transactions were entered into by the Funds.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2022, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM Jennison Small-Cap Core Equity Fund	$19,651,763	$15,590,654
PGIM Core Conservative Bond Fund	50,555,141	53,380,654
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	—	—
PGIM Quant Solutions Mid-Cap Core Fund	23,528,467	31,614,097
PGIM Quant Solutions US Broad Market Index Fund	16,019,187	30,994,511

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended July 31, 2022, is presented as follows:

PGIM Jennison Small-Cap Core Equity Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 972,794	$ 8,982,212	$ 9,955,006	$—	$ —	$—	—	$ 527

PGIM Institutional Money Market Fund(1)(b)(wa)
214,574	2,617,947	2,691,125	5	252	141,653	141,795	493(2)
$1,187,368	$11,600,159	$12,646,131	$5	$252	$141,653		$1,020
PGIM Core Conservative Bond Fund:
Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$2,855,615	$13,264,686	$16,120,301	$—	$—	$—	—	$1,071

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PGIM TIPS Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$1,720,587	$13,155,097	$14,875,684	$—	$—	$—	—	$321

PGIM Quant Solutions Commodity Strategies Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(bb)(wb)
$10,169,885	$40,458,312	$50,628,197	$—	$—	$—	—	$5,340

PGIM Quant Solutions Mid-Cap Core Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$108,408	$2,427,274	$2,535,682	$—	$—	$—	—	$53

PGIM Quant Solutions US Broad Market Index Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Common Stock:

Prudential Financial, Inc.(g)
$ 61,271	$ 7,276	$ 25,535	$(233)	$1,317	$44,096	441	$2,399

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
584,828	9,827,715	10,412,543	—	—	—	—	683

PGIM Quant Solutions US Broad Market Index Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$ 657,443	$29,324	$686,767	$78	$(78)	$—	—	$4	(2)
$1,242,271	$9,857,039	$11,099,310	$78	$(78)	$—		$687
$1,303,542	$9,864,315	$11,124,845	$(155)	$1,239	$44,096		$3,086

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(g)	An affiliated security.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$3,157,041	$3,655,323	$ 6,812,364
PGIM Core Conservative Bond Fund	1,215,907	188,580	1,404,487
PGIM TIPS Fund	7,238,677	921,348	8,160,025
PGIM Quant Solutions Commodity Strategies Fund	19,775,119	—	19,775,119
PGIM Quant Solutions Mid-Cap Core Fund	2,710,777	1,999,060	4,709,837
PGIM Quant Solutions US Broad Market Index Fund	1,421,797	5,247,316	6,669,113

For the year ended July 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total Dividends and Distributions
PGIM Jennison Small-Cap Core Equity Fund	$622,633	$460,451	$ 1,083,084
PGIM Core Conservative Bond Fund	1,347,269	464,881	1,812,150
PGIM TIPS Fund	3,416,262	676,229	4,092,491
PGIM Quant Solutions Commodity Strategies Fund	—	—	—
PGIM Quant Solutions Mid-Cap Core Fund	184,245	—	184,245
PGIM Quant Solutions US Broad Market Index Fund	1,150,866	248,825	1,399,691

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Notes to Financial Statements/Consolidated Financial Statements

For the year ended July 31, 2022, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM Jennison Small-Cap Core Equity Fund	$ —	$—
PGIM Core Conservative Bond Fund	24	—
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	18,616,222	—
PGIM Quant Solutions Mid-Cap Core Fund	—	1,979,171
PGIM Quant Solutions US Broad Market Index Fund	545,540	2,881,172

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2022 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM Jennison Small-Cap Core Equity Fund	$27,506,071	$ 5,625,779	$ (3,104,357)	$ 2,521,422
PGIM Core Conservative Bond Fund	55,461,340	67,473	(4,595,725)	(4,528,252)
PGIM TIPS Fund	95,739,114	93,104	(6,419,783)	(6,326,679)
PGIM Quant Solutions Commodity Strategies Fund	81,708,484	6,366,212	(12,538,590)	(6,172,378)
PGIM Quant Solutions Mid-Cap Core Fund	13,601,991	2,364,224	(738,686)	1,625,538
PGIM Quant Solutions US Broad Market Index Fund	27,997,291	21,528,836	(2,015,895)	19,512,941

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, amortization of premiums, tax treatment of the investment in the Subsidiary and other book to tax differences.

The Fund elected to treat the below post-October capital losses as having been incurred in the following fiscal year (July 31, 2023).

Fund	Post-October Capital Losses
PGIM Jennison Small-Cap Core Equity Fund	$1,194,000
PGIM Core Conservative Bond Fund	1,257,000
PGIM TIPS Fund	427,000

Fund	Post-October Capital Losses
PGIM Quant Solutions Mid-Cap Core Fund	$ 299,000

For federal income tax purposes, the following Funds had a capital loss carryforward as of July 31,2022 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Fund	Capital Loss Carryforward
PGIM Quant Solutions Commodity Strategies Fund	$229,000

The Manager has analyzed the Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements (consolidated financial statements for Commodity Strategies Fund) for the current reporting period. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2022 are subject to such review.

7.	Capital and Ownership

The Funds offer Class R6 shares and the Commodity Strategies Fund also offers Class Z. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of July 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
PGIM Jennison Small-Cap Core Equity Fund–Class R6	2,414,505	99.9%
PGIM Core Conservative Bond Fund–Class R6	5,650,855	99.9
PGIM TIPS Fund–Class R6	9,602,281	100.0
PGIM Quant Solutions Commodity Strategies Fund–Class Z	1,259	2.5
PGIM Quant Solutions Commodity Strategies Fund–Class R6	7,145,683	93.4
PGIM Quant Solutions Mid-Cap Core Fund–Class R6	1,371,313	100.0
PGIM Quant Solutions US Broad Market Index Fund–Class R6	2,741,207	99.2

At the reporting period end, the number of shareholders holding greater than 5% of the Funds are as follows:

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Notes to Financial Statements/Consolidated Financial Statements

Fund	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PGIM Jennison Small-Cap Core Equity Fund	5	85.0%
PGIM Core Conservative Bond Fund	6	90.5
PGIM TIPS Fund	6	91.9
PGIM Quant Solutions Commodity
Strategies Fund	2	71.8
PGIM Quant Solutions Mid-Cap Core Fund	7	88.5
PGIM Quant Solutions US Broad Market Index Fund	7	88.9
Unaffiliated:
PGIM Jennison Small-Cap Core Equity Fund	—	—
PGIM Core Conservative Bond Fund	—	—
PGIM TIPS Fund	—	—
PGIM Quant Solutions Commodity Strategies Fund	1	6.5
PGIM Quant Solutions Mid-Cap Core Fund	—	—
PGIM Quant Solutions US Broad Market Index Fund	—	—

Transactions in shares of beneficial interest were as follows:

PGIM Quant Solutions Commodity Strategies Fund:

Share Class	Shares	Amount

Class Z
Period ended July 31, 2022*:
Shares sold	315,164	$3,360,544
Shares purchased	(264,624)	(2,889,629)
Net increase (decrease) in shares outstanding	50,540	$470,915

Class R6
Year ended July 31, 2022:
Shares sold	3,295,509	$35,389,171
Shares issued in reinvestment of dividends and distributions	2,474,984	19,775,119
Shares purchased	(3,253,556)	(33,613,290)
Net increase (decrease) in shares outstanding	2,516,937	$21,551,000

PGIM Quant Solutions Commodity Strategies Fund (cont’d.):

Share Class	Shares	Amount

Year ended July 31, 2021:
Shares sold	1,963,338	$18,968,112
Shares purchased	(1,447,353)	(15,391,089)
Net increase (decrease) in shares outstanding	515,985	$3,577,023

*	Commencement of offering was December 14, 2021.

8.	Borrowings

The RIC, on behalf of the Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Funds utilized the SCA during the year ended July 31, 2022. The average balance

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Notes to Financial Statements/Consolidated Financial Statements

outstanding is for the number of days the Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2022
PGIM Core Conservative Bond Fund	$664,667	2.86%	3	$1,033,000	$—
PGIM TIPS Fund	646,833	1.82	30	3,245,000	—
PGIM Quant Solutions Mid-Cap Core Fund	604,233	1.64	43	3,267,000	—
PGIM Quant Solutions US Broad Market Index Fund	1,803,333	1.69	15	6,597,000	—

9.	Risks of Investing in the Funds

Each Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Fund, please refer to the Prospectus and Statement of Additional Information of that Fund.

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quant Solutions US Broad Market Index Fund
Active Trading	—	X	X	—	—	—
Adjustable and Floating Rate Securities	—	—	X	—	—	—
Blend Style	X	—	—	—	X	—
Cayman Subsidiary	—	—	—	X	—	—
Commodity	—	—	—	X	—	—
Commodity-Linked Notes	—	—	—	X	—	—
Commodity Pooled Investment Vehicles	—	—	—	X	—	—
Commodity Regulatory	—	—	—	X	—	—
Concentration	—	—	—	X	—	—
Credit /Counterparty	—	X	X	X	—	—
Debt Obligations	—	X	X	X	—	—
Deflation	—	—	—	X	—	—
Derivatives	—	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Equity and Equity-Related Securities	X	—	—	—	X	X
Exchange-Traded Funds (“ETFs”)	—	—	—	—	X	X
Foreign Securities	—	X	X	—	—	—
Fund of Funds	X	X	X	X	X	X

Risks	PGIM Jennison Small-Cap Core Equity Fund	PGIM Core Conservative Bond Fund	PGIM TIPS Fund	PGIM Quant Solutions Commodity Strategies Fund	PGIM Quant Solutions Mid-Cap Core Fund	PGIM Quant Solutions US Broad Market Index Fund
Futures and Forward Contracts	—	—	—	X	—	—
Hedging	—	—	—	X	—	—
Increase in Expenses	X	X	X	X	X	X
Index Investment Approach	—	—	—	—	—	X
Initial Public Offerings	X	—	—	—	—	—
Interest Rate	—	X	X	X	—	—
Large Capitalization Company	—	—	—	—	—	X
Large Shareholder and Large Scale Redemption	X	X	X	X	X	X
LIBOR	—	—	X	—	—	—
Liquidity	—	—	—	X	—	—
Management	X	—	—	X	X	—
Market Disruption and Geopolitical	X	X	X	X	X	X
Market	X	X	X	X	X	X
Medium Capitalization (Mid-Cap) Company	—	—	—	—	X	X
Model Design	—	—	—	—	X	—
Model Implementation	—	—	—	—	X	—
Mortgage-Backed and Asset-Backed Securities	—	X	X	—	—	—
Non-Diversified Investment Company	—	—	—	X	—	—
Preferred Securities	—	—	—	—	X	—
Small Company	X	—	—	—	—	X
Tax	—	—	—	X	—	—
TIPS	—	—	X	—	—	—
Tracking Error	—	—	—	—	—	X
Trading on Foreign Exchanges	—	—	—	X	—	—
U.S. Government and Agency Securities	—	X	X	X	—	—
U.S. Treasury Strips	—	—	X	X	—	—
Zero Coupon Bond	—	X	—	—	—	—

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund; which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

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Notes to Financial Statements/Consolidated Financial Statements

Adjustable and Floating Rate Securities Risk: The value of adjustable and floating rate securities may lag behind the value of fixed rate securities when interest rates change. Such securities may be subject to extended settlement periods (longer than seven days) and in unusual market conditions, with a high volume of shareholder redemptions, may present a risk of loss to the Fund or may impair the Fund’s ability satisfy shareholder redemption requests.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Commodity Risk: The values of commodities are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Pooled Investment Vehicles Risk: The Fund may, from time to time, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies. ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

Commodity Regulatory Risk: The Fund and the Cayman Subsidiary is deemed a “commodity pool” and the Manager is considered a “commodity pool operator” with respect to the Fund and the Cayman Subsidiary under the Commodity Exchange Act. The Manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the SEC) and the CFTC. The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Concentration Risk: The Fund will be exposed to the performance of commodities in the Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the Index. As a result, the Fund may be subject to greater volatility than if the Index were more broadly diversified among commodity sectors.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case

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Notes to Financial Statements/Consolidated Financial Statements

the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Deflation Risk: Since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which they invest, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

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Notes to Financial Statements/Consolidated Financial Statements

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the corresponding underlying commodities; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of commodities prices, interest rates, currency exchange rates, supply and demand relationships, weather, agricultural, trade, fiscal, monetary and exchange control programs, political events, and other economic factors; and (e) the possibility that the clearing broker for the futures or forward contract will default in the performance of its obligations.

Hedging Risk: The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a

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Notes to Financial Statements/Consolidated Financial Statements

lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, floating rate and other loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or

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Notes to Financial Statements/Consolidated Financial Statements

government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-Diversified Investment Company Risk: Funds that are “non-diversified” for purposes of the 1940 Act, may invest a greater percentage of their assets in securities of a single issuer. Accordingly, a non-diversified fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund might be.

Preferred Securities Risk: Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Preferred securities also may be substantially less liquid than many other securities, such as common stock or U.S. Government securities.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies.

Tax Risk: To receive pass-through tax treatment as a Registered Investment Company under the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated under the Code as “qualifying income.” Based on final regulations on which taxpayers may rely for taxable years beginning after

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Notes to Financial Statements/Consolidated Financial Statements

September 28, 2016, the Fund anticipates treating the income generated from investments in the Cayman Subsidiary as “qualifying income.” However, the tax treatment of income from commodity-related investments and the Fund’s income from the Cayman Subsidiary may be adversely affected by future legislation, U.S. Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes.

TIPS Risk: Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. Real interest rates represent the nominal (stated) interest rates reduced by the expected impact of inflation. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code (the Code). Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

The Fund’s income may decline due to a decline in inflation, also known as deflation. If there is deflation, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payments (calculated with respect to a smaller principal amount) will be reduced. The principal value can decrease, but not below 100. If inflation is lower than expected during the period the Fund holds an inflation-linked security, the Fund may earn less on the security than on a conventional bond.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading on Foreign Exchanges Risk: The Fund is expected to trade in commodity forward contracts listed on UK futures exchanges and may, but is not expected to, trade in instruments listed on other exchanges located outside the United States. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading on U.S. futures exchanges is subject to regulation by the SEC and the CFTC and oversight, as applicable, including, for example, minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and recordkeeping requirements. Trading on foreign exchanges is not regulated by the SEC, CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges, and such regulations may be less vigorously enforced than regulations in the U.S. positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

U.S. Treasury Strips Risk: Stripped securities do not make periodic interest payments. The value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds with similar maturity and credit quality. U.S. Treasury strips generally lose value when interest rates rise.

Zero Coupon Bond Risk: Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund and PGIM Quant Solutions US Broad Market Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions Mid-Cap Core Fund and PGIM Quant Solutions US Broad Market Index Fund (six of the funds constituting Prudential Investment Portfolios 2, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of periods indicated therein ended on or subsequent to July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended July 31, 2022 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

September 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2022, the Funds reported the maximum amount allowed per share for Class R6 share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Fund	Capital Gain Distributions
PGIM Jennison Small-Cap Core Equity Fund	$2.25
PGIM Core Conservative Bond Fund	0.03
PGIM TIPS Fund	0.12
PGIM Quant Solutions Mid-Cap Core Equity Fund	1.34
PGIM Quant Solutions US Broad Market Index Fund	1.81

For the year ended July 31, 2022, the following Funds reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); and 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD):

Fund	QDI	DRD	IRD
PGIM Jennison Small-Cap Core Equity Fund	34.62%	11.98%	0.00%
PGIM Core Conservative Bond Fund	0.00	0.00	91.98
PGIM TIPS Fund	0.00	0.00	90.13
PGIM Quant Solutions Mid-Cap Core Equity Fund	22.12	21.61	0.00
PGIM Quant Solutions US Broad Market Index Fund	67.84	66.84	0.00

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2022.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that the dividends paid by the following funds qualify for such deduction.

PGIM Core Conservative Bond Fund	28.81%
PGIM TIPS Fund	90.13%

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

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Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Day One Underlying Funds

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the PGIM Day One Underlying Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), Jennison Associates LLC (“Jennison”) and PGIM, Inc., (“PGIM”) on behalf of its PGIM Fixed Income unit, and PGIM Limited (collectively “PGIM Fixed Income”), as applicable. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income, PGIM Quantitative Solutions and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

1Each of the PGIM Day One Underlying Funds is a series of Prudential Investment Portfolios 2. The PGIM Day One Underlying Funds discussed herein are: PGIM Jennison Small-Cap Core Equity Fund, PGIM Core Conservative Bond Fund, PGIM TIPS Fund, PGIM Quant Solutions Commodity Strategies Fund, PGIM Quant Solutions US Broad Market Index Fund and PGIM Quant Solutions Mid-Cap Core Fund.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, Jennison and PGIM Fixed Income as applicable, each of which serves as each Fund’s subadviser pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, Jennison and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator of the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund, PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions,

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Jennison and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, Jennison’s and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, Jennison, PGIM Quantitative Solutions and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by PGIM Quantitative Solutions, Jennison, and PGIM Fixed Income and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2021 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of each Fund compared to those of similarly managed funds and PGIM Investments’ investment in each Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, Jennison, PGIM Fixed Income and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions and Jennison included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, Jennison and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2021. The Board considered that PGIM Quant Solutions US Broad Market Index Fund and PGIM Quant Solutions Mid-Cap Core Fund each commenced operations on November 17, 2016 and that all of the other Funds commenced operations on November 15, 2016 and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2021. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

PGIM Quant Solutions US Broad Market Index Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three- and five-year periods.

•

The Board noted PGIM Investments’ assertion that the Fund’s performance is consistent with the Fund’s objective and exhibits a similar composition and high correlation to the S&P Composite 1500 Index, minus expenses.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.20% for Class R6 shares through November 30, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Mid-Cap Core Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	4th Quartile	4th Quartile	N/A
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed its benchmark index over the three- and five-year periods.

•

The Board also considered PGIM Investments’ assertions that the Fund’s value style factor was the primary driver of relative underperformance over the three- and five-year periods, as prior to 2021, the market was led by more expensive stocks, and that they are encouraged that as the value factor has performed well in the recent year, the Fund’s relative performance has continued to improve. In this regard, the Board considered that the Fund outperformed its benchmark index and ranked in the 50th percentile of its peer group for the first quarter of 2022. The Board also considered that the Fund outperformed its benchmark for the one-year period ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.80% for Class R6 shares through November 30, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Jennison Small-Cap Core Equity Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods.

•

The Board also considered that the Fund outperformed its benchmark index for the one-, three- and five-year periods and outperformed its peer group for the three-and five-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.95% for Class R6 shares through November 30, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

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•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Core Conservative Bond Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three- and five-year periods.

•

The Board considered PGIM Investments’ assertion that, relative to its peer group, which has the flexibility to invest in emerging markets and below investment grade debt, the Fund’s more conservative investment approach limits exposure to these sectors, which can limit peer relative results. The Board considered PGIM Investments’ assertion that, given this fact, benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance.

•

The Board also considered PGIM Investments’ assertion that performance has improved year-to-date as of March 31, 2022, with the fund outperforming both its benchmark and peers gross of fees. The Board additionally considered that the Fund performed within one basis point of its peer group in the fourth quarter of 2021, net of fees.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.50% for Class R6 shares through November 30, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM TIPS Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three- and five-year periods.

•	The Board considered that the Fund outperformed the Lipper Inflation Protected Bond Funds Universe median over the one-year period.

PGIM Day One Underlying Funds

Approval of Advisory Agreements (continued)

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2022.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

PGIM Quant Solutions Commodity Strategies Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board also considered that the Fund outperformed its peer group and benchmark index for all periods as of March 31, 2022.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.70% for Class Z shares through November 30, 2023. In addition, PGIM Investments has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Funds’ subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISERS	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102
	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017
	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom
DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of each Fund carefully before investing. The prospectus contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Day One Underlying Funds, c/o PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM DAY ONE UNDERLYING FUNDS

	NASDAQ	CUSIP		NASDAQ	CUSIP

PGIM JENNISON SMALL-CAP CORE EQUITY FUND	PQJCX	74440E805	PGIM QUANT SOLUTIONS COMMODITY STRATEGIES FUND (Class R6)	PQCMX	74440E862

PGIM CORE CONSERVATIVE BOND FUND	PQCNX	74440E888	PGIM QUANT SOLUTIONS MID-CAP CORE FUND	PQCCX	74440E508

PGIM TIPS FUND	PQTSX	74440E870	PGIM QUANT SOLUTIONS US BROAD MARKET INDEX FUND	PQBMX	74440E409

PGIM QUANT SOLUTIONS COMMODITY STRATEGIES FUND (Class Z)	PQCZX	74440E854
MF242E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $191,900 and $188,900 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2022 and July 31, 2021, PwC did not bill the Registrant for audit- related services.

For the fiscal years ended July 31, 2022 and July 31, 2021, fees of $0 and $12,529 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(d) All Other Fees

For the fiscal years ended July 31, 2022 and July 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended July 31, 2022	Fiscal Year Ended July 31, 2021
4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2022 and July 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 19, 2022